UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-07064

Exact name of registrant as specified in charter:	The Target Portfolio Trust

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2023

Date of reporting period:	7/31/2023

Item 1 – Reports to Stockholders

PGIM CORPORATE BOND FUND

ANNUAL REPORT

JULY 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2 Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Corporate Bond Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued to hire, consumers continued to spend, home prices rose, and recession fears receded.

Stocks fell early in the period, bottomed in October, and then began a rally that eventually ended a bear market. Despite a banking industry crisis in March, stocks have continued to rise globally throughout 2023 as inflation cooled and the Federal Reserve slowed the pace of its rate hikes. Equities in both US and international markets posted gains during the period.

Bond market returns were mixed during the period as rising interest rates lifted yields to their highest level in two decades. US and global investment-grade bonds fell, while US high yield corporate bonds and emerging-market debt rose.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Corporate Bond Fund

September 15, 2023

PGIM Corporate Bond Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/2023

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-4.26	0.57	N/A	1.35 (5/28/2015)

(without sales charges)	-1.05	1.23	N/A	1.76 (5/28/2015)

Class C

(with sales charges)	-2.76	0.46	N/A	0.96 (5/28/2015)

(without sales charges)	-1.80	0.46	N/A	0.96 (5/28/2015)

Class R

(without sales charges)	-1.31	0.96	N/A	1.47 (5/28/2015)

Class Z

(without sales charges)	-0.91	1.46	2.37	—

Class R6

(without sales charges)	-0.81	1.46	N/A	1.97 (5/28/2015)

Bloomberg US Credit Index

	-1.29	1.57	2.47	—

Average Annual Total Returns as of 7/31/2023 Since Inception (%)

			Class A, Class C, Class R, Class R6 (5/28/2015)

Bloomberg US Credit Index			1.88

Since Inception returns are provided for any share class that has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

4 Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Credit Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2013) and the account values at the end of the current fiscal year (July 31, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

PGIM Corporate Bond Fund 5

Your Fund’s Performance (continued)

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definition

Bloomberg US Credit Index—The Bloomberg US Credit Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Distributions and Yields as of 7/31/23

	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.35	4.63	4.50

Class C	0.27	4.04	9.96

Class R	0.32	4.51	13.25

Class Z	0.37	5.04	4.07

Class R6	0.37	5.04	4.26

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

6 Visit our website at pgim.com/investments

Credit Quality expressed as a percentage of total investments as of 7/31/23 (%)

AAA	7.3

AA	13.9

A	29.0

BBB	48.7

BB	0.6

Cash/Cash Equivalents	0.5

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Corporate Bond Fund 7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Corporate Bond Fund’s Class Z shares returned –0.91% in the 12-month reporting period that ended July 31, 2023, outperforming the –1.29% return of the Bloomberg US Credit Index (the Index).

What were the market conditions?

●

Despite elevated volatility, US investment-grade corporate bond spreads tightened over the reporting period as expectations for an economic hard landing moderated, fundamentals remained solid, and the Consumer Price Index continued to trend lower, lending credence to the argument that inflation had peaked and the US Federal Reserve (the Fed) may be approaching the end of its rate-hiking cycle.

●

During the reporting period, the Index generated total returns and excess returns of –1.29% and 3.54%, respectively, while spreads on the Index tightened by 30 basis points (bps) to 104 bps as of the end of the reporting period (One basis point equals 0.01%.)

●	By quality, BBB-rated bonds outperformed both A-rated bonds and AA-rated bonds over the reporting period.

●

Following issuance of $1.2 trillion in 2022, investment-grade gross issuance picked up over the last few months of the reporting period. Gross issuance totaled $805 billion through the first seven months of 2023, which was about in line with the year-earlier period.

●

Rating trends were positive, with $639 billion of investment-grade corporate bonds upgraded in the first half of 2023, while $161 billion were downgraded. The combination of rating upgrades, along with issuance focused on A-and-above-rated issuers, led to the share of BBB-rated debt falling to the lowest level since 2017.

●

Although fundamentals remained relatively strong, revenue and EBITDA (earnings before interest, taxes, depreciation, and amortization) growth slowed, and profit margins deteriorated slightly due largely to higher labor and input costs. Net leverage of 2.9 times at the end of the reporting period was down from a peak of 3.7 times in the third quarter of 2020 but slightly higher than year-end 2019.

What worked?

●

Overall security selection was the largest contributor to the Fund’s returns during the reporting period, with selection in investment-grade corporates, emerging markets, and commercial mortgage-backed securities contributing the most.

●	While overall sector allocation detracted from returns, overweights relative to the Index in investment-grade corporates and municipal bonds contributed positively to results.

●	Within corporates, positioning in banking, technology, and foreign non-corporates contributed to performance.

8 Visit our website at pgim.com/investments

●

In individual security selection, the Fund benefited from overweight positioning relative to the Index in Mexico City Airport Trust (foreign non-corporate), Duke Realty LP (REITS), and UBS Group (banking).

What didn’t work?

●	While overall security selection contributed to the Fund’s performance during the reporting period, selection in US Treasuries and municipal bonds detracted.

●	Overall sector allocation detracted from performance, with underweights relative to the Index in emerging markets and agencies detracting the most.

●	Within corporates, positioning in finance companies and media & entertainment detracted.

●	In individual security selection, the Fund’s overweights relative to the Index in Prologis LP (REITs), Broadstone Net Lease LLC (REITs), and AT&T Inc. (telecom) detracted.

Did the Fund use derivatives?

The Fund’s investment strategy does not heavily rely on derivative strategies, although it does employ Treasury futures on a limited basis. Treasury futures are used to manage the Fund’s duration and interest rate risk. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Using futures is more efficient than managing interest rate risk through the purchase and sale of cash corporate bonds. This derivative strategy detracted from performance during the reporting period.

Current outlook

●

Overall, PGIM Fixed Income is growing more optimistic over the longer term as the Fed moves beyond its tightening phase, inflation cools, and investors look ahead to stronger growth on the horizon. PGIM Fixed Income believes that the market should continue to perform well in the near term, given limited new issue supply, light dealer balance sheets, solid economic data, and good demand from pension rebalancing out of equities.

●

Nonetheless, uncertainty persists, and PGIM Fixed Income expects spreads to remain somewhat volatile in the near term. Fundamentals remain solid, as evidenced by the pace of upgrades outpacing downgrades, but are facing headwinds as revenue growth is slowing while earnings and margins are declining. Demand continues to be strong and higher rates are attractive. Long term, PGIM Fixed Income is constructive on the US investment-grade markets as inflation falls, the federal funds rate peaks, and recession risk recedes.

●

From a sector perspective, PGIM Fixed Income views bank bonds as attractive investments, led by the “big six” US money-center banks, which may benefit from depositors moving funds from smaller institutions and retain much more diversity in loan exposure and lines of revenue. Next in the order of preference are super-regional

PGIM Corporate Bond Fund 9

Strategy and Performance Overview* (continued)

banks, which will be facing tighter regulation and have successfully returned to the primary market, and large Yankee banks. (Yankee banks have a large US presence but are based outside of the US.)

●

PGIM Fixed Income continues to overweight relative to the Index on energy, particularly pipeline issuers, but is more cautious on refiners. It also favors the more defensive electric utilities sector over richer-trading industrials and continues to favor select BBB-rated issuers with a focus on issuers that are deleveraging or have credible deleveraging plans.

●

PGIM Fixed Income continues to view inflation concerns, central bank policy, interest rate volatility, elevated equity market valuations, slower growth, declining earnings and profit margins, and continued geopolitical risks (Russia/Ukraine and China/Taiwan) as potential risks to the investment-grade corporate market.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

10 Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Corporate Bond Fund 11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Corporate Bond Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 996.70	0.81%	$4.01

	Hypothetical	$1,000.00	$1,020.78	0.81%	$4.06

Class C	Actual	$1,000.00	$ 992.00	1.56%	$7.70

	Hypothetical	$1,000.00	$1,017.06	1.56%	$7.80

Class R	Actual	$1,000.00	$ 994.40	1.06%	$5.24

	Hypothetical	$1,000.00	$1,019.54	1.06%	$5.31

Class Z	Actual	$1,000.00	$ 996.90	0.56%	$2.77

	Hypothetical	$1,000.00	$1,022.02	0.56%	$2.81

Class R6	Actual	$1,000.00	$ 996.90	0.56%	$2.77

	Hypothetical	$1,000.00	$1,022.02	0.56%	$2.81

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12 Visit our website at pgim.com/investments

PGIM Corporate Bond Fund

Schedule of Investments

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.3%

COMMERCIAL MORTGAGE-BACKED SECURITIES 6.8%
BANK,
Series 2019-BN16, Class A3	3.741%	02/15/52	200	$185,125
Benchmark Mortgage Trust,
Series 2019-B09, Class A4	3.751	03/15/52	200	181,996
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	250	226,612
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2	3.585	12/10/54	264	247,339
Citigroup Commercial Mortgage Trust,
Series 2016-GC37, Class A3	3.050	04/10/49	137	129,768
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A3	3.269	06/10/50	75	72,754
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP06, Class A4	3.224	07/15/50	100	92,409
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C29, Class A3	3.058	05/15/49	184	173,912
Series 2016-C31, Class A4	2.840	11/15/49	278	252,623
Wells Fargo Commercial Mortgage Trust,
Series 2017-C40, Class A3	3.317	10/15/50	200	184,467

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,887,034)				1,747,005

CORPORATE BONDS 91.1%

Aerospace & Defense 1.2%

Boeing Co. (The),
Sr. Unsec’d. Notes	3.200	03/01/29	30	27,188
Sr. Unsec’d. Notes	5.930	05/01/60	145	144,968
HEICO Corp.,
Gtd. Notes	5.250	08/01/28	20	19,946
Gtd. Notes	5.350	08/01/33	50	49,777
Lockheed Martin Corp.,
Sr. Unsec’d. Notes	4.300	06/15/62	65	56,497
Sr. Unsec’d. Notes	5.200	02/15/55	10	10,183

				308,559

Agriculture 2.4%

Altria Group, Inc.,
Gtd. Notes	3.400	02/04/41	75	52,246

See Notes to Financial Statements.

PGIM Corporate Bond Fund 13

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture (cont’d.)

BAT Capital Corp. (United Kingdom),
Gtd. Notes	2.259%	03/25/28	100	$86,439
Gtd. Notes	4.700	04/02/27	200	194,721
BAT International Finance PLC (United Kingdom),
Gtd. Notes	1.668	03/25/26	100	90,520
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	5.375	02/15/33	155	154,519
Sr. Unsec’d. Notes	5.625	11/17/29	40	40,874

				619,319

Airlines 1.1%

Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.500	10/20/25	41	40,078
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	180	179,523
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	40	37,887
Sr. Sec’d. Notes, 144A	4.625	04/15/29	25	22,665

				280,153

Auto Manufacturers 2.2%

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.950	05/28/27	200	189,872
General Motors Co.,
Sr. Unsec’d. Notes	5.400	04/01/48	135	117,741
Sr. Unsec’d. Notes	6.125	10/01/25	100	101,100
Stellantis Finance US, Inc.,
Gtd. Notes, 144A	2.691	09/15/31	205	163,789

				572,502

Auto Parts & Equipment 0.1%

Aptiv PLC/Aptiv Corp.,
Gtd. Notes	3.250	03/01/32	35	29,931

Banks 24.3%

Banco Santander SA (Spain),
Sr. Unsec’d. Notes	3.800	02/23/28	200	183,446

See Notes to Financial Statements.

14

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Bank of America Corp.,
Sr. Unsec’d. Notes	2.299%(ff)	07/21/32	45	$35,947
Sr. Unsec’d. Notes	2.572(ff)	10/20/32	320	259,841
Sr. Unsec’d. Notes	5.288(ff)	04/25/34	40	39,677
Sr. Unsec’d. Notes, MTN	1.898(ff)	07/23/31	305	242,905
Sr. Unsec’d. Notes, MTN	2.087(ff)	06/14/29	75	64,377
Sr. Unsec’d. Notes, MTN	2.676(ff)	06/19/41	50	35,399
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	100	94,545
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29	240	228,037
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	2.159(ff)	09/15/29	200	167,961
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	2.375	01/14/25	250	235,913
Citigroup, Inc.,
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	25	22,143
Sr. Unsec’d. Notes	2.561(ff)	05/01/32	305	248,741
Sr. Unsec’d. Notes	4.412(ff)	03/31/31	300	282,114
Sub. Notes	4.450	09/29/27	100	96,139
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	1.447(ff)	04/01/25	160	153,819
Sr. Unsec’d. Notes	2.222(ff)	09/18/24	150	148,995
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.948(ff)	10/21/27	145	129,322
Sr. Unsec’d. Notes	1.992(ff)	01/27/32	65	51,132
Sr. Unsec’d. Notes	3.210(ff)	04/22/42	195	144,470
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	20	18,628
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	1.589(ff)	05/24/27	200	177,834
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	1.953(ff)	02/04/32	300	238,728
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	150	126,955
Sr. Unsec’d. Notes	2.525(ff)	11/19/41	50	34,501
Sr. Unsec’d. Notes	2.545(ff)	11/08/32	90	73,979
Sr. Unsec’d. Notes	3.882(ff)	07/24/38	95	82,003
Sr. Unsec’d. Notes	4.452(ff)	12/05/29	350	337,045
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	515	409,656
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	225	214,753
Sr. Unsec’d. Notes, MTN	3.971(ff)	07/22/38	135	115,113

See Notes to Financial Statements.

PGIM Corporate Bond Fund 15

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	1.488%(ff)	12/14/26	200	$178,671
Sr. Unsec’d. Notes, 144A, MTN	2.625	01/22/25	200	189,743
Sr. Unsec’d. Notes, 144A, MTN	6.447(ff)	01/12/27	255	256,293
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	1.305(ff)	02/02/27	250	221,572
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.393(ff)	06/02/28	240	214,699
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	410	346,372
Sr. Unsec’d. Notes, MTN	3.526(ff)	03/24/28	135	126,130

				6,227,598

Beverages 1.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.900	02/01/46	225	213,346
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A	2.750	07/15/26	100	92,236
Constellation Brands, Inc.,
Gtd. Notes	5.250	11/15/48	30	28,587
Sr. Unsec’d. Notes	2.875	05/01/30	80	69,355

				403,524

Biotechnology 0.4%

Amgen, Inc.,
Sr. Unsec’d. Notes	5.600	03/02/43	70	69,613
Sr. Unsec’d. Notes	5.750	03/02/63	30	30,157

				99,770

Building Materials 0.2%

Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	2.400	07/15/31	15	12,261
Owens Corning,
Sr. Unsec’d. Notes	4.300	07/15/47	50	40,960

				53,221

See Notes to Financial Statements.

16

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 0.9%

Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.800%	05/15/49	55	$48,065
Huntsman International LLC,
Sr. Unsec’d. Notes	2.950	06/15/31	75	60,366
LYB International Finance III LLC,
Gtd. Notes	3.375	10/01/40	100	73,952
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A	4.750	06/01/28	40	38,002

				220,385

Coal 0.3%

Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes	5.400	02/01/43	100	90,038

Commercial Services 1.6%

California Institute of Technology,
Sr. Unsec’d. Notes	4.700	11/01/2111	50	42,644
Equifax, Inc.,
Sr. Unsec’d. Notes	5.100	06/01/28	40	39,397
ERAC USA Finance LLC,
Gtd. Notes, 144A	4.900	05/01/33	150	147,653
Massachusetts Institute of Technology,
Unsec’d. Notes	3.885	07/01/2116	100	75,777
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119	160	113,598

				419,069

Computers 0.2%

Leidos, Inc.,
Gtd. Notes	2.300	02/15/31	35	28,001
Gtd. Notes	4.375	05/15/30	30	27,821

				55,822

Diversified Financial Services 1.3%

Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	4.875	05/01/24	40	39,182

See Notes to Financial Statements.

PGIM Corporate Bond Fund 17

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	2.625%	10/15/31	170	$132,978
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	2.172	07/14/28	200	168,287

				340,447

Electric 9.5%

AEP Texas, Inc.,
Sr. Unsec’d. Notes	3.450	05/15/51	65	45,854
Commonwealth Edison Co.,
First Mortgage	4.700	01/15/44	100	89,852
Consumers Energy Co.,
First Mortgage	4.200	09/01/52	65	55,147
Dominion Energy South Carolina, Inc.,
First Mortgage	4.600	06/15/43	150	136,430
DTE Electric Co.,
General Ref. Mortgage	3.950	06/15/42	75	60,112
Duke Energy Carolinas LLC,
First Mortgage	3.450	04/15/51	90	65,574
Entergy Corp.,
Sr. Unsec’d. Notes	2.950	09/01/26	100	92,631
Florida Power & Light Co.,
First Mortgage	5.300	04/01/53	55	56,517
Interstate Power & Light Co.,
Sr. Unsec’d. Notes	2.300	06/01/30	50	41,382
Liberty Utilities Finance GP1,
Gtd. Notes, 144A	2.050	09/15/30	230	179,843
MidAmerican Energy Co.,
First Mortgage	3.950	08/01/47	20	16,099
Mississippi Power Co.,
Sr. Unsec’d. Notes, Series 12-A	4.250	03/15/42	140	116,460
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.250	06/01/30	22	18,284
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A	2.000	12/02/25	35	31,599
Pacific Gas & Electric Co.,
First Mortgage	3.950	12/01/47	100	68,848
First Mortgage	4.000	12/01/46	100	67,666
First Mortgage	4.950	07/01/50	20	16,011

See Notes to Financial Statements.

18

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

PPL Electric Utilities Corp.,
First Mortgage	4.750%	07/15/43	100	$92,678
Progress Energy, Inc.,
Sr. Unsec’d. Notes	7.000	10/30/31	190	207,206
Public Service Electric & Gas Co.,
Sr. Sec’d. Notes, MTN	3.650	09/01/42	75	60,096
Puget Energy, Inc.,
Sr. Sec’d. Notes	3.650	05/15/25	400	384,048
Puget Sound Energy, Inc.,
First Mortgage	2.893	09/15/51	20	12,994
San Diego Gas & Electric Co.,
First Mortgage	4.300	04/01/42	75	61,798
Sr. Sec’d. Notes, Series VVV	1.700	10/01/30	100	80,289
Southern California Edison Co.,
First Ref. Mortgage	5.500	03/15/40	200	196,445
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A	3.550	07/15/24	150	145,869
Sr. Sec’d. Notes, 144A	3.700	01/30/27	45	41,518

				2,441,250

Engineering & Construction 0.7%

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	5.500	07/31/47	200	172,250

Entertainment 0.5%

Warnermedia Holdings, Inc.,
Gtd. Notes	5.050	03/15/42	20	16,663
Gtd. Notes	5.141	03/15/52	130	105,322

				121,985

Foods 1.1%

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	3.000	02/02/29	35	29,830
Gtd. Notes, 144A	3.000	05/15/32	55	42,775
Kraft Heinz Foods Co.,
Gtd. Notes	5.000	07/15/35	37	36,536

See Notes to Financial Statements.

PGIM Corporate Bond Fund 19

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Mars, Inc.,
Gtd. Notes, 144A	3.600%	04/01/34	25	$22,265
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A	2.625	09/13/31	205	150,981

				282,387

Hand/Machine Tools 0.1%

Regal Rexnord Corp.,
Gtd. Notes, 144A	6.050	02/15/26	30	30,019

Healthcare-Services 3.7%

AHS Hospital Corp.,
Sr. Unsec’d. Notes, Series 2021	2.780	07/01/51	30	19,389
Elevance Health, Inc.,
Sr. Unsec’d. Notes	4.625	05/15/42	100	90,364
HCA, Inc.,
Gtd. Notes	5.250	06/15/49	50	44,989
Gtd. Notes	5.500	06/15/47	25	23,316
Gtd. Notes, 144A	3.125	03/15/27	130	119,834
Mayo Clinic,
Unsec’d. Notes	3.774	11/15/43	85	70,899
OhioHealth Corp.,
Unsec’d. Notes, Series 2020	3.042	11/15/50	35	24,717
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2042	2.719	01/01/42	55	37,157
Presbyterian Healthcare Services,
Unsec’d. Notes	4.875	08/01/52	75	72,004
Sentara Healthcare,
Sr. Unsec’d. Notes, Series 2021	2.927	11/01/51	100	66,666
Texas Health Resources,
Sec’d. Notes	4.330	11/15/55	130	113,162
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.050	05/15/41	80	61,032
Sr. Unsec’d. Notes	3.250	05/15/51	130	95,630
Sr. Unsec’d. Notes	4.750	05/15/52	45	42,402
Sr. Unsec’d. Notes	6.875	02/15/38	55	64,733

				946,294

See Notes to Financial Statements.

20

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Housewares 0.4%

Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.000%	12/01/24	100	$96,592

Insurance 2.1%

Arch Capital Finance LLC,
Gtd. Notes	5.031	12/15/46	50	44,558
Chubb INA Holdings, Inc.,
Gtd. Notes	2.850	12/15/51	95	65,117
Gtd. Notes	3.050	12/15/61	55	36,834
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.900	05/01/29	80	73,980
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes	3.650	04/05/27	45	42,337
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.125	10/15/52	95	62,227
Sr. Unsec’d. Notes	3.500	10/15/50	60	42,163
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	5.625	08/16/32	90	85,137
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	5.500	06/15/52	50	47,002
MetLife, Inc.,
Sr. Unsec’d. Notes	5.250	01/15/54	30	29,216

				528,571

Machinery-Diversified 0.2%

Flowserve Corp.,
Sr. Unsec’d. Notes	2.800	01/15/32	55	43,996

Media 2.2%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.500	03/01/42	15	9,984
Sr. Sec’d. Notes	4.800	03/01/50	130	98,336
Sr. Sec’d. Notes	6.384	10/23/35	180	176,807
Comcast Corp.,
Gtd. Notes	5.500	05/15/64	130	130,297
Cox Communications, Inc.,
Gtd. Notes, 144A	2.950	10/01/50	75	45,775
Gtd. Notes, 144A	5.450	09/15/28	50	49,981

See Notes to Financial Statements.

PGIM Corporate Bond Fund 21

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Discovery Communications LLC,
Gtd. Notes	3.950%	06/15/25	28	$27,043
FactSet Research Systems, Inc.,
Sr. Unsec’d. Notes	2.900	03/01/27	25	23,098

				561,321

Mining 2.4%

Barrick North America Finance LLC (Canada),
Gtd. Notes	7.500	09/15/38	75	84,954
Freeport-McMoRan, Inc.,
Gtd. Notes	4.375	08/01/28	200	189,660
Kinross Gold Corp. (Canada),
Gtd. Notes	5.950	03/15/24	200	199,485
Newmont Corp.,
Gtd. Notes	2.800	10/01/29	150	130,251

				604,350

Miscellaneous Manufacturing 0.2%

Pentair Finance Sarl,
Gtd. Notes	4.500	07/01/29	65	61,465

Office/Business Equipment 0.6%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	5.500	12/01/24	150	149,002

Oil & Gas 2.9%

Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	3.750	01/15/30	150	133,364
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	5.850	02/01/35	10	9,782
Sr. Unsec’d. Notes	6.250	03/15/38	50	51,118
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	2.650	01/15/32	80	64,622
Sr. Unsec’d. Notes	5.250	06/15/37	55	50,871
Sr. Unsec’d. Notes	5.400	06/15/47	15	13,682
ConocoPhillips Co.,
Gtd. Notes	4.300	11/15/44	55	49,020

See Notes to Financial Statements.

22

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Devon Energy Corp.,
Sr. Unsec’d. Notes	5.000%	06/15/45	55	$48,585
Diamondback Energy, Inc.,
Gtd. Notes	4.400	03/24/51	45	35,988
Gtd. Notes	6.250	03/15/33	75	78,349
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes	2.900	09/29/31	90	73,291
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	3.800	04/01/28	90	84,573
Ovintiv, Inc.,
Gtd. Notes	5.650	05/15/25	25	24,966
Petroleos Mexicanos (Mexico),
Gtd. Notes	6.350	02/12/48	60	37,095

				755,306

Packaging & Containers 1.1%

AptarGroup, Inc.,
Sr. Unsec’d. Notes	3.600	03/15/32	20	17,014
Berry Global, Inc.,
Sr. Sec’d. Notes	1.570	01/15/26	130	117,767
Graphic Packaging International LLC,
Sr. Sec’d. Notes, 144A	1.512	04/15/26	75	67,060
Sealed Air Corp.,
Sr. Sec’d. Notes, 144A	1.573	10/15/26	85	75,328

				277,169

Pharmaceuticals 2.3%

AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050	11/21/39	95	82,608
Sr. Unsec’d. Notes	4.400	11/06/42	130	115,230
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.625	05/15/44	50	46,602
Cigna Group (The),
Gtd. Notes	4.900	12/15/48	100	92,249
Sr. Unsec’d. Notes	2.375	03/15/31	25	20,774
CVS Health Corp.,
Sr. Unsec’d. Notes	2.700	08/21/40	55	38,205

See Notes to Financial Statements.

PGIM Corporate Bond Fund 23

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Mylan, Inc.,
Gtd. Notes	5.200%	04/15/48	40	$31,771
Utah Acquisition Sub, Inc.,
Gtd. Notes	3.950	06/15/26	140	132,838
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	25	17,738

				578,015

Pipelines 6.9%

Boardwalk Pipelines LP,
Gtd. Notes	3.400	02/15/31	100	86,419
Colonial Enterprises, Inc.,
Gtd. Notes, 144A	3.250	05/15/30	90	80,038
DCP Midstream Operating LP,
Gtd. Notes	5.125	05/15/29	310	304,998
El Paso Natural Gas Co. LLC,
Gtd. Notes, 144A	3.500	02/15/32	95	80,428
Energy Transfer LP,
Sr. Unsec’d. Notes	5.400	10/01/47	150	132,776
Sr. Unsec’d. Notes	6.250	04/15/49	60	59,056
Sr. Unsec’d. Notes, Series 20Y	5.800	06/15/38	15	14,378
Enterprise Products Operating LLC,
Gtd. Notes	4.800	02/01/49	40	36,361
Gtd. Notes	4.850	03/15/44	100	91,518
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A	2.300	10/01/31	100	79,263
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A	3.900	04/01/24	75	73,649
MPLX LP,
Sr. Unsec’d. Notes	4.000	03/15/28	45	42,555
Sr. Unsec’d. Notes	4.950	03/14/52	80	67,947
Sr. Unsec’d. Notes	5.200	12/01/47	75	66,026
ONEOK, Inc.,
Gtd. Notes	2.200	09/15/25	150	139,420
Gtd. Notes	3.100	03/15/30	45	38,730
Gtd. Notes	4.350	03/15/29	2	1,870
Gtd. Notes	4.500	03/15/50	30	23,090
Gtd. Notes	4.950	07/13/47	100	83,363

See Notes to Financial Statements.

24

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Targa Resources Corp.,
Gtd. Notes	4.950%	04/15/52	20	$16,697
Gtd. Notes	6.125	03/15/33	40	41,052
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.950	05/15/50	80	61,828
Western Midstream Operating LP,
Sr. Unsec’d. Notes	5.500(cc)	02/01/50	10	8,498
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.650	08/15/32	105	100,193
Sr. Unsec’d. Notes	5.300	08/15/52	30	27,824

				1,757,977

Real Estate 0.7%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	4.125	02/01/29	200	180,637

Real Estate Investment Trusts (REITs) 6.9%

American Tower Corp.,
Sr. Unsec’d. Notes	3.550	07/15/27	80	74,470
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.650	06/15/24	75	73,051
Sr. Unsec’d. Notes	4.050	07/01/30	15	13,666
Sr. Unsec’d. Notes	4.125	06/15/26	200	188,728
Broadstone Net Lease LLC,
Gtd. Notes	2.600	09/15/31	160	115,967
Crown Castle, Inc.,
Sr. Unsec’d. Notes	4.800	09/01/28	100	97,595
CubeSmart LP,
Gtd. Notes	2.250	12/15/28	50	42,435
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.350	09/01/24	100	97,001
Gtd. Notes	4.000	01/15/31	170	146,976
Gtd. Notes	5.250	06/01/25	60	59,145
Healthpeak OP LLC,
Gtd. Notes	2.125	12/01/28	75	64,044
Invitation Homes Operating Partnership LP,
Gtd. Notes	2.300	11/15/28	45	38,354

See Notes to Financial Statements.

PGIM Corporate Bond Fund 25

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Phillips Edison Grocery Center Operating Partnership I LP,
Gtd. Notes	2.625%	11/15/31	115	$86,281
Prologis LP,
Sr. Unsec’d. Notes	1.750	02/01/31	100	79,851
SITE Centers Corp.,
Sr. Unsec’d. Notes	3.625	02/01/25	306	290,339
Sun Communities Operating LP,
Gtd. Notes	2.300	11/01/28	85	71,622
VICI Properties LP,
Sr. Unsec’d. Notes	4.750	02/15/28	110	105,466
Welltower OP LLC,
Gtd. Notes	2.800	06/01/31	100	82,958
WP Carey, Inc.,
Sr. Unsec’d. Notes	2.250	04/01/33	65	48,999

				1,776,948

Retail 1.1%

Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A	3.625	05/13/51	60	40,824
AutoNation, Inc.,
Sr. Unsec’d. Notes	3.850	03/01/32	90	76,157
Sr. Unsec’d. Notes	4.750	06/01/30	100	94,105
AutoZone, Inc.,
Sr. Unsec’d. Notes	1.650	01/15/31	70	54,638
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes	5.750	07/01/53	10	10,122

				275,846

Semiconductors 1.9%

Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes	3.875	01/15/27	40	38,137
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	303	253,330
Intel Corp.,
Sr. Unsec’d. Notes	5.700	02/10/53	20	20,399
Sr. Unsec’d. Notes	5.900	02/10/63	28	28,941

See Notes to Financial Statements.

26

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Semiconductors (cont’d.)

Microchip Technology, Inc.,
Gtd. Notes	4.250%	09/01/25	70	$68,077
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes	3.150	05/01/27	75	69,330

				478,214

Shipbuilding 0.4%

Huntington Ingalls Industries, Inc.,
Gtd. Notes	3.483	12/01/27	100	92,270

Software 1.0%

Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	3.100	03/01/41	35	24,904
Oracle Corp.,
Sr. Unsec’d. Notes	3.600	04/01/50	90	64,027
Sr. Unsec’d. Notes	3.900	05/15/35	45	38,739
Sr. Unsec’d. Notes	4.000	07/15/46	60	46,040
Sr. Unsec’d. Notes	4.650	05/06/30	40	38,706
Sr. Unsec’d. Notes	6.900	11/09/52	50	56,026

				268,442

Telecommunications 3.5%

AT&T, Inc.,
Sr. Unsec’d. Notes	3.500	06/01/41	240	178,708
Sr. Unsec’d. Notes	3.550	09/15/55	109	73,272
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	2.300	11/15/30	150	120,808
T-Mobile USA, Inc.,
Gtd. Notes	2.050	02/15/28	110	95,967
Gtd. Notes	3.875	04/15/30	210	192,994
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.355	03/15/32	160	127,692
Sr. Unsec’d. Notes	2.650	11/20/40	175	119,651

				909,092

See Notes to Financial Statements.

PGIM Corporate Bond Fund 27

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation 0.3%

Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN	1.750%	09/01/26	95	$85,216

Trucking & Leasing 0.6%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	1.200	11/15/25	80	71,824
Sr. Unsec’d. Notes, 144A	1.700	06/15/26	90	80,041

				151,865

TOTAL CORPORATE BONDS (cost $26,612,472)				23,346,817

MUNICIPAL BONDS 0.4%

Michigan 0.2%

University of Michigan,
Taxable, Revenue Bonds, Series A	4.454	04/01/2122	60	50,608

Texas 0.2%

Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B	3.922	12/31/49	50	40,054

TOTAL MUNICIPAL BONDS (cost $110,000)				90,662

TOTAL LONG-TERM INVESTMENTS (cost $28,609,506)				25,184,484

See Notes to Financial Statements.

28

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

SHORT-TERM INVESTMENT 0.3%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $90,430)(wj)	90,430	$90,430

TOTAL INVESTMENTS 98.6% (cost $28,699,936)		25,274,914
Other assets in excess of liabilities(z) 1.4%		356,095

NET ASSETS 100.0%		$25,631,009

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CGM—Citigroup Global Markets, Inc.

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MTN—Medium Term Note

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at July 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
6	2 Year U.S. Treasury Notes	Sep. 2023	$1,218,188	$(18,407)

See Notes to Financial Statements.

PGIM Corporate Bond Fund 29

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Futures contracts outstanding at July 31, 2023 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
1	20 Year U.S. Treasury Bonds	Sep. 2023	$124,438	$(2,400)
4	30 Year U.S. Ultra Treasury Bonds	Sep. 2023	528,875	(13,087)

				(33,894)

Short Positions:
4	5 Year U.S. Treasury Notes	Sep. 2023	427,281	2,339
10	10 Year U.S. Treasury Notes	Sep. 2023	1,114,063	2,549

				4,888

				$(29,006)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$200,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Commercial Mortgage-Backed Securities	$—	$1,747,005	$—
Corporate Bonds	—	23,346,817	—
Municipal Bonds	—	90,662	—

See Notes to Financial Statements.

30

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investment
Affiliated Mutual Fund	$90,430	$—	$—

Total	$90,430	$25,184,484	$—

Other Financial Instruments*
Assets
Futures Contracts	$4,888	$—	$—

Liabilities
Futures Contracts	$(33,894)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2023 were as follows:

Banks	24.3%
Electric	9.5
Real Estate Investment Trusts (REITs)	6.9
Pipelines	6.9
Commercial Mortgage-Backed Securities	6.8
Healthcare-Services	3.7
Telecommunications	3.5
Oil & Gas	2.9
Agriculture	2.4
Mining	2.4
Pharmaceuticals	2.3
Auto Manufacturers	2.2
Media	2.2
Insurance	2.1
Semiconductors	1.9
Commercial Services	1.6
Beverages	1.6
Diversified Financial Services	1.3
Aerospace & Defense	1.2
Foods	1.1
Airlines	1.1
Packaging & Containers	1.1
Retail	1.1

Software	1.0%
Chemicals	0.9
Real Estate	0.7
Engineering & Construction	0.7
Trucking & Leasing	0.6
Office/Business Equipment	0.6
Entertainment	0.5
Biotechnology	0.4
Housewares	0.4
Shipbuilding	0.4
Municipal Bonds	0.4
Affiliated Mutual Fund	0.3
Coal	0.3
Transportation	0.3
Miscellaneous Manufacturing	0.2
Computers	0.2
Building Materials	0.2
Machinery-Diversified	0.2
Hand/Machine Tools	0.1

See Notes to Financial Statements.

PGIM Corporate Bond Fund 31

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

Industry Classification (continued):

Auto Parts & Equipment	0.1%

98.6
Other assets in excess of liabilities	1.4

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$4,888	*	Due from/to broker-variation margin futures	$33,894	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(31,720)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(45,506)

See Notes to Financial Statements.

32

PGIM Corporate Bond Fund

Schedule of Investments (continued)

as of July 31, 2023

For the year ended July 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$3,152,631
Futures Contracts - Short Positions (1)	1,887,483

*	Average volume is based on average quarter end balances as noted for the year ended July 31, 2023.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Corporate Bond Fund 33

Statement of Assets and Liabilities

as of July 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $28,609,506)	$25,184,484
Affiliated investments (cost $90,430)	90,430
Dividends and interest receivable	258,402
Deposit with broker for centrally cleared/exchange-traded derivatives	200,000
Due from Manager	2,427
Due from broker—variation margin futures	813
Receivable for Fund shares sold	430
Prepaid expenses	93

Total Assets	25,737,079

Liabilities
Audit fee payable	40,000
Custodian and accounting fees payable	17,422
Payable for Fund shares purchased	15,723
Shareholders’ reports payable	13,241
Fund data service fees	5,821
Professional fees payable	5,123
Accrued expenses and other liabilities	3,762
Distribution fee payable	1,725
Affiliated transfer agent fee payable	1,000
Pricing fee payable	842
Trustees’ fees payable	827
Dividends payable	584

Total Liabilities	106,070

Net Assets	$25,631,009

Net assets were comprised of:
Shares of beneficial interest, at par	$2,643
Paid-in capital in excess of par	31,272,322
Total distributable earnings (loss)	(5,643,956)

Net assets, July 31, 2023	$25,631,009

See Notes to Financial Statements.

34

Class A

Net asset value and redemption price per share, ($5,076,675 ÷ 522,509 shares of beneficial interest issued and outstanding)	$9.72
Maximum sales charge (3.25% of offering price)	0.33

Maximum offering price to public	$10.05

Class C

Net asset value, offering price and redemption price per share, ($680,510 ÷ 70,220 shares of beneficial interest issued and outstanding)	$9.69

Class R

Net asset value, offering price and redemption price per share, ($11,266 ÷ 1,162 shares of beneficial interest issued and outstanding)	$9.69

Class Z

Net asset value, offering price and redemption price per share, ($11,184,081 ÷ 1,153,700 shares of beneficial interest issued and outstanding)	$9.69

Class R6

Net asset value, offering price and redemption price per share, ($8,678,477 ÷ 895,570 shares of beneficial interest issued and outstanding)	$9.69

 Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

PGIM Corporate Bond Fund 35

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Income
Interest income	$1,104,027
Unaffiliated dividend income	10,129
Affiliated dividend income	3,735

Total income	1,117,891

Expenses
Management fee	129,949
Distribution fee(a)	25,282
Audit fee	40,000
Registration fees(a)	36,048
Custodian and accounting fees	35,982
Professional fees	34,649
Shareholders’ reports	30,058
Transfer agent’s fees and expenses (including affiliated expense of $5,839)(a)	22,268
Fund data services	22,157
Trustees’ fees	9,884
Miscellaneous	11,110

Total expenses	397,387
Less: Fee waiver and/or expense reimbursement(a)	(212,036)
Distribution fee waiver(a)	(28)

Net expenses	185,323

Net investment income (loss)	932,568

Realized And Unrealized Gain (Loss) On Investment Transactions

Net realized gain (loss) on:
Investment transactions	(1,639,703)
Futures transactions	(31,720)

(1,671,423)

Net change in unrealized appreciation (depreciation) on:
Investments	226,371
Futures	(45,506)

180,865

Net gain (loss) on investment transactions	(1,490,558)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(557,990)

(a) Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6

Distribution fee	16,545	8,654	83	—	—
Registration fees	8,380	5,689	4,839	11,351	5,789
Transfer agent’s fees and expenses	7,138	1,621	60	13,040	409
Fee waiver and/or expense reimbursement	(50,404)	(12,002)	(4,958)	(85,649)	(59,023)
Distribution fee waiver	—	—	(28)	—	—

See Notes to Financial Statements.

36

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$932,568	$967,549
Net realized gain (loss) on investment transactions	(1,671,423)	(121,767)
Net change in unrealized appreciation (depreciation) on investments	180,865	(6,380,046)

Net increase (decrease) in net assets resulting from operations	(557,990)	(5,534,264)

Dividends and Distributions
Distributions from distributable earnings
Class A	(236,373)	(336,755)
Class C	(24,332)	(49,452)
Class R	(365)	(545)
Class Z	(428,432)	(769,860)
Class R6	(384,705)	(704,737)

	(1,074,207)	(1,861,349)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	4,594,297	11,304,035
Net asset value of shares issued in reinvestment of dividends and distributions	1,066,194	1,851,138
Cost of shares purchased	(14,051,216)	(13,297,842)

Net increase (decrease) in net assets from Fund share transactions	(8,390,725)	(142,669)

Total increase (decrease)	(10,022,922)	(7,538,282)

Net Assets:

Beginning of year	35,653,931	43,192,213

End of year	$25,631,009	$35,653,931

See Notes to Financial Statements.

PGIM Corporate Bond Fund 37

Financial Highlights

Class A Shares
		Year Ended July 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.18	$12.33	$12.34	$11.48	$10.81
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.26	0.26	0.31	0.34
Net realized and unrealized gain (loss) on investment transactions	(0.41)	(1.88)	0.03	0.89	0.69
Total from investment operations	(0.11)	(1.62)	0.29	1.20	1.03
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.30)	(0.30)	(0.34)	(0.36)
Distributions from net realized gains	-	(0.23)	-	-	-
Total dividends and distributions	(0.35)	(0.53)	(0.30)	(0.34)	(0.36)
Net asset value, end of year	$9.72	$10.18	$12.33	$12.34	$11.48
Total Return(b):	(1.05)%	(13.55)%	2.42%	10.59%	9.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,077	$7,622	$6,980	$5,021	$3,053
Average net assets (000)	$6,618	$7,559	$6,654	$3,260	$2,698
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses before waivers and/or expense reimbursement	1.56%	1.38%	1.37%	1.89%	2.22%
Net investment income (loss)	3.07%	2.32%	2.17%	2.66%	3.14%
Portfolio turnover rate(d)	19%	26%	61%	50%	71%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class C Shares
		Year Ended July 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.15	$12.30	$12.31	$11.45	$10.79
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.17	0.17	0.23	0.26
Net realized and unrealized gain (loss) on investment transactions	(0.41)	(1.88)	0.03	0.88	0.68
Total from investment operations	(0.19)	(1.71)	0.20	1.11	0.94
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.21)	(0.21)	(0.25)	(0.28)
Distributions from net realized gains	-	(0.23)	-	-	-
Total dividends and distributions	(0.27)	(0.44)	(0.21)	(0.25)	(0.28)
Net asset value, end of year	$9.69	$10.15	$12.30	$12.31	$11.45
Total Return(b):	(1.80)%	(14.23)%	1.66%	9.79%	8.83%

Ratios/Supplemental Data:
Net assets, end of year (000)	$681	$945	$1,667	$1,783	$1,386
Average net assets (000)	$865	$1,265	$1,741	$1,627	$1,053
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.55%	1.55%	1.55%	1.55%	1.55%
Expenses before waivers and/or expense reimbursement	2.94%	2.82%	2.45%	3.03%	3.49%
Net investment income (loss)	2.32%	1.51%	1.43%	1.92%	2.38%
Portfolio turnover rate(d)	19%	26%	61%	50%	71%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Corporate Bond Fund 39

Financial Highlights (continued)

Class R Shares
		Year Ended July 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.15	$12.30	$12.31	$11.45	$10.79
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.23	0.23	0.29	0.31
Net realized and unrealized gain (loss) on investment transactions	(0.41)	(1.88)	0.03	0.87	0.68
Total from investment operations	(0.14)	(1.65)	0.26	1.16	0.99
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.27)	(0.27)	(0.30)	(0.33)
Distributions from net realized gains	-	(0.23)	-	-	-
Total dividends and distributions	(0.32)	(0.50)	(0.27)	(0.30)	(0.33)
Net asset value, end of year	$9.69	$10.15	$12.30	$12.31	$11.45
Total Return(b):	(1.31)%	(13.80)%	2.17%	10.34%	9.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11	$11	$13	$13	$20
Average net assets (000)	$11	$12	$13	$19	$19
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses before waivers and/or expense reimbursement	46.23%	45.50%	67.05%	81.14%	65.60%
Net investment income (loss)	2.82%	2.04%	1.93%	2.45%	2.88%
Portfolio turnover rate(d)	19%	26%	61%	50%	71%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class Z Shares
		Year Ended July 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.16	$12.30	$12.31	$11.45	$10.79
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.28	0.29	0.34	0.37
Net realized and unrealized gain (loss) on investment transactions	(0.42)	(1.87)	0.03	0.88	0.67
Total from investment operations	(0.10)	(1.59)	0.32	1.22	1.04
Less Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.32)	(0.33)	(0.36)	(0.38)
Distributions from net realized gains	-	(0.23)	-	-	-
Total dividends and distributions	(0.37)	(0.55)	(0.33)	(0.36)	(0.38)
Net asset value, end of year	$9.69	$10.16	$12.30	$12.31	$11.45
Total Return(b):	(0.91)%	(13.29)%	2.68%	10.89%	9.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,184	$14,150	$18,965	$26,655	$17,356
Average net assets (000)	$11,280	$16,421	$24,059	$21,000	$16,929
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses before waivers and/or expense reimbursement	1.31%	1.02%	1.02%	1.18%	1.41%
Net investment income (loss)	3.32%	2.50%	2.43%	2.91%	3.39%
Portfolio turnover rate(d)	19%	26%	61%	50%	71%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Corporate Bond Fund 41

Financial Highlights (continued)

Class R6 Shares
		Year Ended July 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.15	$12.30	$12.31	$11.45	$10.79
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.28	0.29	0.34	0.37
Net realized and unrealized gain (loss) on investment transactions	(0.41)	(1.88)	0.03	0.88	0.67
Total from investment operations	(0.09)	(1.60)	0.32	1.22	1.04
Less Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.32)	(0.33)	(0.36)	(0.38)
Distributions from net realized gains	-	(0.23)	-	-	-
Total dividends and distributions	(0.37)	(0.55)	(0.33)	(0.36)	(0.38)
Net asset value, end of year	$9.69	$10.15	$12.30	$12.31	$11.45
Total Return(b):	(0.81)%	(13.37)%	2.68%	10.89%	9.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,678	$12,925	$15,567	$9,730	$8,778
Average net assets (000)	$10,103	$14,287	$10,732	$9,091	$4,552
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses before waivers and/or expense reimbursement	1.13%	0.90%	0.91%	1.17%	1.42%
Net investment income (loss)	3.31%	2.53%	2.42%	2.93%	3.39%
Portfolio turnover rate(d)	19%	26%	61%	50%	71%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Notes to Financial Statements

1.	Organization

The Target Portfolio Trust (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Corporate Bond Fund (the “Fund”), a series of the RIC. The fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is high current income consistent with the preservation of principal.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

PGIM Corporate Bond Fund 43

Notes to Financial Statements (continued)

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be

44

classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker

PGIM Corporate Bond Fund 45

Notes to Financial Statements (continued)

an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

46

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into subadvisory agreements with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.45% of average daily net assets up to and including $5 billion;	0.45%
0.425% of average daily net assets exceeding $5 billion.

The Manager has contractually agreed, through November 30, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

PGIM Corporate Bond Fund 47

Notes to Financial Statements (continued)

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	0.80%
C	1.55
R	1.05
Z	0.55
R6	0.55

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
R	0.75	0.50
Z	N/A	N/A
R6	N/A	N/A

For the year ended July 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges

48

to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$6,555	$ 1
C	—	100

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a fund of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended July 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$5,046,140	$11,312,945

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended July 31, 2023, is presented as follows:

PGIM Corporate Bond Fund 49

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wj)
$—	$1,946,368	$1,855,938	$—	$—	$90,430	90,430	$3,735

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$1,074,207	$—	$—	$1,074,207

For the year ended July 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$1,095,805	$765,544	$—	$1,861,349

For the year ended July 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$28,853	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$28,994,952	$301,456	$(4,021,494)	$(3,720,038)

50

The differences between GAAP basis and tax basis were primarily attributable to the differences in the treatment of premium amortization for GAAP and tax purposes and other GAAP to tax differences.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of July 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$1,952,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

PGIM Corporate Bond Fund 51

Notes to Financial Statements (continued)

As of July 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R	1,162	100.0%
Z	16,176	1.4
R6	885,945	98.9

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	33.5%
Unaffiliated	4	50.9

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended July 31, 2023:
Shares sold	101,271	$986,984
Shares issued in reinvestment of dividends and distributions	23,845	229,878
Shares purchased	(361,339)	(3,484,124)
Net increase (decrease) in shares outstanding before conversion	(236,223)	(2,267,262)
Shares issued upon conversion from other share class(es)	9,834	96,762
Net increase (decrease) in shares outstanding	(226,389)	$(2,170,500)

Year ended July 31, 2022:
Shares sold	281,364	$3,214,051
Shares issued in reinvestment of dividends and distributions	29,127	329,258
Shares purchased	(140,698)	(1,549,962)
Net increase (decrease) in shares outstanding before conversion	169,793	1,993,347
Shares issued upon conversion from other share class(es)	13,058	147,576
Net increase (decrease) in shares outstanding	182,851	$2,140,923

Class C
Year ended July 31, 2023:
Shares sold	15,505	$147,719
Shares issued in reinvestment of dividends and distributions	2,523	24,294
Shares purchased	(36,799)	(355,230)
Net increase (decrease) in shares outstanding before conversion	(18,771)	(183,217)
Shares purchased upon conversion into other share class(es)	(4,096)	(39,925)
Net increase (decrease) in shares outstanding	(22,867)	$(223,142)

52

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	4,758	$56,004
Shares issued in reinvestment of dividends and distributions	4,314	49,395
Shares purchased	(44,406)	(502,194)
Net increase (decrease) in shares outstanding before conversion	(35,334)	(396,795)
Shares purchased upon conversion into other share class(es)	(7,053)	(84,984)
Net increase (decrease) in shares outstanding	(42,387)	$(481,779)

Class R
Year ended July 31, 2023:
Shares issued in reinvestment of dividends and distributions	38	$365
Net increase (decrease) in shares outstanding	38	$365

Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	47	$545
Net increase (decrease) in shares outstanding	47	$545

Class Z
Year ended July 31, 2023:
Shares sold	324,339	$3,155,681
Shares issued in reinvestment of dividends and distributions	44,355	426,971
Shares purchased	(602,494)	(5,879,382)
Net increase (decrease) in shares outstanding before conversion	(233,800)	(2,296,730)
Shares purchased upon conversion into other share class(es)	(5,761)	(56,837)
Net increase (decrease) in shares outstanding	(239,561)	$(2,353,567)

Year ended July 31, 2022:
Shares sold	598,589	$6,778,032
Shares issued in reinvestment of dividends and distributions	67,257	767,208
Shares purchased	(807,839)	(9,380,870)
Net increase (decrease) in shares outstanding before conversion	(141,993)	(1,835,630)
Shares purchased upon conversion into other share class(es)	(6,036)	(62,592)
Net increase (decrease) in shares outstanding	(148,029)	$(1,898,222)

Class R6
Year ended July 31, 2023:
Shares sold	30,691	$303,913
Shares issued in reinvestment of dividends and distributions	40,052	384,686
Shares purchased	(448,301)	(4,332,480)
Net increase (decrease) in shares outstanding	(377,558)	$(3,643,881)

Year ended July 31, 2022:
Shares sold	112,660	$1,255,948
Shares issued in reinvestment of dividends and distributions	62,070	704,732
Shares purchased	(167,228)	(1,864,816)
Net increase (decrease) in shares outstanding	7,502	$95,864

PGIM Corporate Bond Fund 53

Notes to Financial Statements (continued)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended July 31, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer, or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

54

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and

PGIM Corporate Bond Fund 55

Notes to Financial Statements (continued)

political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt

56

securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the

PGIM Corporate Bond Fund 57

Notes to Financial Statements (continued)

Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

58

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Reference Rate Risk: The Fund may be exposed to financial instruments that recently transitioned from using or continue to use the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority (the “FCA”) announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings ceased to be published or are no longer representative.

All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the Secured Overnight Financing Rate that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case

PGIM Corporate Bond Fund 59

Notes to Financial Statements (continued)

especially when there is any controversy or ongoing uncertainty regarding the state of U.S. of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

60

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Target Portfolio Trust and Shareholders of PGIM Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Corporate Bond Fund (one of the funds constituting The Target Portfolio Trust, referred to hereafter as the “Fund”) as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the three years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

September 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Corporate Bond Fund 61

Tax Information (unaudited)

We are advising you that during the fiscal year ended July 31, 2023, the Fund reported the maximum amount allowed per share but not less than $.01 per share for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the tax year ended July 31, 2023, the Fund reports the maximum amount allowable but not less than 76.01% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

For the tax year ended July 31, 2023, the Fund reports the maximum amount allowable but not less than 92.80% of interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2023.

62

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments, the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Corporate Bond Fund 63

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 99	Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Corporate Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 97	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 100	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 97	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 100	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Corporate Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 100	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Corporate Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

PGIM Corporate Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎ As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Corporate Bond Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Corporate Bond Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Corporate Bond Fund is a series of The Target Portfolio Trust.

PGIM Corporate Bond Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments, PGIML and PGIM, through its PGIM Fixed Income unit, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM

Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund PGIM Fixed Income and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s and PGIML’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income and PGIML.

Visit our website at pgim.com/investments

The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2022 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Corporate Bond Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of

Visit our website at pgim.com/investments

fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund underperformed its benchmark index over all periods.

●	The Board considered that the Fund outperformed its peer group average in all periods and outperformed its benchmark index for the year-to-date and three-year periods ended March 31, 2023.

●	The Board also considered that the Fund outperformed its benchmark in five out of the last seven calendar years.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.80% for Class A shares, 1.55% for Class C shares, 0.55% for Class R6 shares, 1.05% for Class R shares and 0.55% for Class Z shares through November 30, 2023.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Corporate Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street
Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand
Trafalgar Square
London, WC2N 5HR
United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 534432
	Services LLC	Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher	787 Seventh Avenue
	LLP	New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Corporate Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM CORPORATE BOND FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PCWAX	PCWCX	PCWRX	TGMBX	PCWQX

CUSIP	875921694	875921686	875921660	875921702	875921678

MF229E

PGIM QUANT SOLUTIONS SMALL-CAP VALUE FUND

ANNUAL REPORT

JULY 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser and Prudential Financial company. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2 Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Quant Solutions Small-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued to hire, consumers continued to spend, home prices rose, and recession fears receded.

Stocks fell early in the period, bottomed in October, and then began a rally that eventually ended a bear market. Despite a banking industry crisis in March, stocks have continued to rise globally throughout 2023 as inflation cooled and the Federal Reserve slowed the pace of its rate hikes. Equities in both US and international markets posted gains during the period.

Bond market returns were mixed during the period as rising interest rates lifted yields to their highest level in two decades. US and global investment-grade bonds fell, while US high yield corporate bonds and emerging-market debt rose.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Quant Solutions Small-Cap Value Fund

September 15, 2023

PGIM Quant Solutions Small-Cap Value Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/23
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-3.59	2.88	N/A	5.71 (2/14/2014)

(without sales charges)	2.02	4.05	N/A	6.35 (2/14/2014)

Class C

(with sales charges)	-0.14	2.88	N/A	5.01 (6/19/2015)

(without sales charges)	0.70	2.88	N/A	5.01 (6/19/2015)

Class R

(without sales charges)	1.83	3.87	6.69	—

Class Z

(without sales charges)	2.38	4.43	7.25	—

Class R2

(without sales charges)	2.03	4.03	N/A	4.02 (12/28/2017)

Class R4

(without sales charges)	2.31	4.29	N/A	4.28 (12/28/2017)

Class R6

(without sales charges)	2.48	4.53	N/A	7.06 (9/25/2014)

Russell 2000 Value Index

	3.94	4.69	7.40	—

Russell 2000 Index

	7.91	5.09	8.17	—

Average Annual Total Returns as of 7/31/23 Since Inception (%)
	Class A (2/14/2014)	Class C (6/19/2015)	Class R2, Class R4 (12/28/2017)	Class R6 (9/25/2014)

Russell 2000 Value Index	7.13	7.25	5.51	7.79

Russell 2000 Index	7.65	7.41	6.27	8.45

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

4 Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 2000 Value Index and the Russell 2000 Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2013) and the account values at the end of the current fiscal year (July 31, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

PGIM Quant Solutions Small-Cap Value Fund 5

Your Fund’s Performance (continued)

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Russell 2000 Value Index—The Russell 2000® Value Index is an unmanaged index which contains those securities in the Russell 2000 Index with a below average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates.

Russell 2000 Index—The Russell 2000® Index is an unmanaged index of the 2,000 smallest US companies included in the Russell 3000® Index. It gives an indication of how the stock prices of smaller companies have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

6 Visit our website at pgim.com/investments

Presentation of Fund Holdings as of 7/31/23

PGIM Quant Solutions Small-Cap Value Fund

Ten Largest Holdings	Line of Business	% of Net Assets

Essent Group Ltd.	Financial Services	0.9%

Taylor Morrison Home Corp.	Household Durables	0.9%

Radian Group, Inc.	Financial Services	0.9%

KB Home	Household Durables	0.8%

Matson, Inc.	Marine Transportation	0.8%

PBF Energy, Inc. (Class A Stock)	Oil, Gas & Consumable Fuels	0.8%

M/I Homes, Inc.	Household Durables	0.8%

Macerich Co. (The),	Retail REITs	0.8%

Blackstone Mortgage Trust, Inc. (Class A Stock),	Mortgage Real Estate Investment Trusts (REITs)	0.8%

Civitas Resources, Inc.	Oil, Gas & Consumable Fuels	0.8%

Holdings reflect only long-term investments and are subject to change.

PGIM Quant Solutions Small-Cap Value Fund 7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Quant Solutions Small-Cap Value Fund’s Class Z shares returned 2.38% for the 12-month reporting period that ended July 31, 2023, underperforming the 3.94% return of the Russell 2000 Value Index.

What were the market conditions?

●

Both equity and fixed income markets faced significant challenges, including rising inflation, higher interest rates, fears of recession, and the continued war in Ukraine. While select commodities, including energy, saw pullbacks, inflation persisted on a global level, prompting monetary policymakers to push interest rates dramatically higher, both through direct, short-term rate hikes and sharp reversals from quantitative easing to quantitative tightening. Monetary policy turned especially hawkish in the US, where the Federal Reserve made its most aggressive policy moves since the 1980s.

●

US small-cap equities underperformed their large-cap and mid-cap counterparts for the reporting period. Small-cap stocks (as measured by the Russell 2000 Index) advanced 7.9%, while mid-cap stocks (as measured by the Russell Midcap Index) advanced 8.8%, and large-cap stocks (as measured by the Russell 1000 Index) advanced 13.0%.

●

Value stocks underperformed growth stocks within each of the market-cap indices. In the small-cap space, the Russell 2000 Value Index (up 3.9%) underperformed the Russell 2000 Growth Index (up 11.6%) by more than 7%.

What worked?

●

PGIM Quantitative Solutions uses a systematic process to select small-cap stocks that trade at a discount to their fundamental values and show positive business prospects. The process focuses on deep-value stocks, which are characterized by high earnings yields, cash flow yields, and book yields.

●	The Fund outperformed the Index in five of the eleven economic sectors, most notably in consumer discretionary and energy.

●

In consumer discretionary, the Fund’s overweight positions, relative to the Index, in inexpensive homebuilders drove outperformance. Despite elevated interest rates, shares of homebuilders surged on strong demand and limited supply of homes.

●

In energy, overweight positions, relative to the Index, in inexpensive exploration & production companies contributed most to the Fund’s relative performance. The energy sector was the best-performing sector for the period.

●	In security selection, top relative contributors included TravelCenters of America Inc., National Western Life Group Inc., Forestar Group Inc., SkyWest Inc., and Beazer Homes USA Inc.

What didn’t work?

●	The Fund underperformed the Index most significantly in the real estate and communication services sectors.

8 Visit our website at pgim.com/investments

●

In real estate, overweight exposure to inexpensive office REITs was the primary detractor from performance, as these stocks plunged due to lagging return-to-office trends, with many workers continuing to push for remote work options.

●	In communication services, overweight positions in inexpensive media and wireless telecommunications stocks further hurt relative performance.

●

Significant detractors from relative performance included Emergent BioSolutions Inc., Office Properties Income Trust, Multiplan Corp., Piedmont Office Realty Trust Inc., and Franklin Street Properties Corp.

Did the Fund hold derivatives and how did they affect performance?

The Fund did not use derivatives during the period.

Current outlook

With the recent underperformance of value stocks, the spread in earnings yields between the cheapest and most expensive stocks in the market remains extremely wide on an historical basis. Experience shows that when this spread in valuations reverts toward its narrower norm, the relative payoff to value stocks can be significant.

The PGIM Quantitative Solutions model continues to identify many attractively valued small-cap stocks. As a result, the Fund remains significantly cheaper than the Index, based on various measures of value, such as earnings yield, book yield, and cash flow yield. PGIM Quantitative Solutions believes that the deeply discounted stocks within the Fund offer the prospect of strong relative returns. PGIM Quantitative Solutions remains committed to its focus on these attractively valued names to capture the value premium.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Quant Solutions Small-Cap Value Fund 9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

10 Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Quant Solutions Small-Cap Value Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 985.50	1.15%	$ 5.66

	Hypothetical	$1,000.00	$1,019.09	1.15%	$ 5.76

Class C	Actual	$1,000.00	$ 979.40	2.42%	$11.88

	Hypothetical	$1,000.00	$1,012.79	2.42%	$12.08

Class R	Actual	$1,000.00	$ 984.70	1.29%	$ 6.35

	Hypothetical	$1,000.00	$1,018.40	1.29%	$ 6.46

Class Z	Actual	$1,000.00	$ 987.10	0.82%	$ 4.04

	Hypothetical	$1,000.00	$1,020.73	0.82%	$ 4.11

Class R2	Actual	$1,000.00	$ 985.50	1.14%	$ 5.61

	Hypothetical	$1,000.00	$1,019.14	1.14%	$ 5.71

Class R4	Actual	$1,000.00	$ 986.60	0.89%	$ 4.38

	Hypothetical	$1,000.00	$1,020.38	0.89%	$ 4.46

Class R6	Actual	$1,000.00	$ 987.70	0.68%	$ 3.35

	Hypothetical	$1,000.00	$1,021.42	0.68%	$ 3.41

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Quant Solutions Small-Cap Value Fund 11

Schedule of Investments

as of July 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 99.7%

COMMON STOCKS 99.4%

Air Freight & Logistics 0.6%

Air Transport Services Group, Inc.*	126,200	$2,544,192

Automobile Components 0.6%

Goodyear Tire & Rubber Co. (The)*	155,500	2,500,440

Automobiles 0.5%

Thor Industries, Inc.	10,000	1,154,900

Winnebago Industries, Inc.	10,800	743,040

		1,897,940

Banks 16.6%

Ameris Bancorp	51,000	2,226,150

Associated Banc-Corp.	114,400	2,167,880

Atlantic Union Bankshares Corp.	13,100	418,938

Banc of California, Inc.	30,900	439,089

BankUnited, Inc.	65,200	1,945,568

Banner Corp.	13,800	657,018

Berkshire Hills Bancorp, Inc.	11,100	253,191

Brookline Bancorp, Inc.	75,200	803,136

Business First Bancshares, Inc.	5,400	110,430

Byline Bancorp, Inc.	32,100	704,595

Cadence Bank	101,000	2,530,050

Cathay General Bancorp	39,600	1,506,384

Central Pacific Financial Corp.	4,300	78,432

Civista Bancshares, Inc.	4,500	82,080

CNB Financial Corp.	29,499	574,051

Community Trust Bancorp, Inc.	17,266	662,669

ConnectOne Bancorp, Inc.	49,100	1,005,077

CrossFirst Bankshares, Inc.*	9,200	107,364

Customers Bancorp, Inc.*	14,200	596,116

CVB Financial Corp.	21,400	403,818

Dime Community Bancshares, Inc.	18,800	421,120

Eagle Bancorp, Inc.	17,700	490,290

Eastern Bankshares, Inc.	45,400	641,048

Enterprise Financial Services Corp.	15,200	623,200

Financial Institutions, Inc.	68,227	1,308,594

First Bancshares, Inc. (The)	8,800	275,528

First Busey Corp.	55,600	1,204,296

First Financial Bancorp	83,351	1,924,575

First Financial Corp.	18,959	724,423

First Foundation, Inc.	56,300	411,553

First Merchants Corp.	31,200	1,002,144

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund 13

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

First of Long Island Corp. (The)	21,600	$301,104

Flushing Financial Corp.	25,700	405,546

FS Bancorp, Inc.	1,400	43,400

Fulton Financial Corp.	138,600	1,981,980

Glacier Bancorp, Inc.	6,000	196,200

Hancock Whitney Corp.	55,800	2,455,758

Hanmi Financial Corp.	26,278	499,282

Heartland Financial USA, Inc.	42,604	1,463,021

Heritage Financial Corp.	5,200	97,552

HomeStreet, Inc.	26,900	247,480

Hope Bancorp, Inc.	153,616	1,668,270

Horizon Bancorp, Inc.	26,931	333,675

Independent Bank Corp.	13,400	807,350

Independent Bank Group, Inc.	20,900	937,783

Midland States Bancorp, Inc.	21,800	510,774

MidWestOne Financial Group, Inc.	4,762	116,812

National Bank Holdings Corp. (Class A Stock)	5,500	188,980

Northfield Bancorp, Inc.	22,400	272,832

Northwest Bancshares, Inc.	30,000	370,800

OceanFirst Financial Corp.	71,000	1,322,730

OFG Bancorp (Puerto Rico)	13,600	455,464

Old National Bancorp	166,343	2,832,821

Pacific Premier Bancorp, Inc.	79,900	2,040,646

Peapack-Gladstone Financial Corp.	27,479	803,211

Peoples Bancorp, Inc.	17,300	487,341

Premier Financial Corp.	45,382	982,974

Provident Financial Services, Inc.(a)	87,720	1,626,329

QCR Holdings, Inc.	11,200	573,776

RBB Bancorp	2,200	32,274

Renasant Corp.	39,800	1,231,412

S&T Bancorp, Inc.	25,663	810,438

Sandy Spring Bancorp, Inc.	52,500	1,284,675

Simmons First National Corp. (Class A Stock)	103,400	2,087,646

SouthState Corp.	23,585	1,831,847

Towne Bank	46,800	1,183,104

TrustCo Bank Corp.	6,700	203,613

UMB Financial Corp.	14,200	1,008,200

United Bankshares, Inc.	31,200	1,043,328

United Community Banks, Inc.	13,100	380,817

Univest Financial Corp.	21,600	421,200

Valley National Bancorp	259,400	2,661,444

Veritex Holdings, Inc.	48,600	1,045,386

Washington Federal, Inc.	60,000	1,862,400

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

WesBanco, Inc.	60,748	$1,701,551

WSFS Financial Corp.	10,800	472,500

		69,584,533

Beverages 0.2%

Molson Coors Beverage Co. (Class B Stock)	12,200	851,194

Biotechnology 2.1%

Adicet Bio, Inc.*	57,300	152,991

Bluebird Bio, Inc.*	12,900	50,697

Cullinan Oncology, Inc.*	33,900	359,001

Design Therapeutics, Inc.*	23,600	192,104

Eagle Pharmaceuticals, Inc.*	40,000	830,400

Emergent BioSolutions, Inc.*	100,100	688,688

Ironwood Pharmaceuticals, Inc.*	12,700	140,843

iTeos Therapeutics, Inc.*	133,400	1,875,604

Kezar Life Sciences, Inc.*	16,400	36,736

Kodiak Sciences, Inc.*	28,000	83,720

Lyell Immunopharma, Inc.*	39,600	114,444

Nkarta, Inc.*	35,900	82,211

Organogenesis Holdings, Inc.*	69,400	296,338

PMV Pharmaceuticals, Inc.*	31,000	202,740

Point Biopharma Global, Inc.*	56,800	507,792

Vanda Pharmaceuticals, Inc.*	341,700	1,975,026

Vir Biotechnology, Inc.*	47,300	665,984

Zymeworks, Inc.*	90,400	674,384

		8,929,703

Broadline Retail 0.1%

Kohl’s Corp.	13,600	386,920

Building Products 1.6%

American Woodmark Corp.*	32,200	2,467,808

AZZ, Inc.	24,700	1,094,951

Resideo Technologies, Inc.*	160,400	3,002,688

		6,565,447

Chemicals 2.0%

Huntsman Corp.	15,600	464,412

Intrepid Potash, Inc.*	84,200	2,315,500

Mativ Holdings, Inc.(a)	148,600	2,338,964

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund 15

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals (cont’d.)

Minerals Technologies, Inc.	9,700	$595,095

Tronox Holdings PLC(a)	190,100	2,526,429

		8,240,400

Commercial Services & Supplies 3.1%

ACCO Brands Corp.	375,841	2,288,872

BrightView Holdings, Inc.*	238,300	1,837,293

CoreCivic, Inc.*	251,700	2,441,490

Deluxe Corp.	16,200	307,638

Enviri Corp.*	34,500	325,335

GEO Group, Inc. (The)*	317,700	2,373,219

MillerKnoll, Inc.	140,000	2,739,800

Steelcase, Inc. (Class A Stock)	86,800	743,876

		13,057,523

Communications Equipment 0.3%

NetScout Systems, Inc.*	43,400	1,213,030

Construction & Engineering 0.4%

Northwest Pipe Co.*	36,900	1,202,202

Tutor Perini Corp.*	31,500	266,175

		1,468,377

Consumer Finance 2.4%

Bread Financial Holdings, Inc.(a)	74,400	3,092,808

Enova International, Inc.*	11,500	633,535

Green Dot Corp. (Class A Stock)*	37,900	740,945

LendingClub Corp.*	126,300	1,059,657

Navient Corp.	142,700	2,717,008

Nelnet, Inc. (Class A Stock)	18,853	1,860,414

		10,104,367

Consumer Staples Distribution & Retail 2.2%

Andersons, Inc. (The)	56,300	2,748,566

Ingles Markets, Inc. (Class A Stock)	13,905	1,179,144

SpartanNash Co.	62,900	1,411,476

United Natural Foods, Inc.*	117,800	2,450,240

Village Super Market, Inc. (Class A Stock)	53,600	1,247,808

		9,037,234

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Containers & Packaging 0.6%

Pactiv Evergreen, Inc.	186,300	$1,604,043

Westrock Co.	33,400	1,111,886

		2,715,929

Diversified Consumer Services 1.7%

Adtalem Global Education, Inc.*	19,400	838,856

Chegg, Inc.*	182,900	1,852,777

Graham Holdings Co. (Class B Stock)	4,300	2,523,025

Perdoceo Education Corp.*	140,700	1,878,345

		7,093,003

Diversified REITs 1.9%

American Assets Trust, Inc.	38,200	859,500

Broadstone Net Lease, Inc.	109,700	1,788,110

CTO Realty Growth, Inc.(a)	66,783	1,168,703

Empire State Realty Trust, Inc. (Class A Stock)(a)	160,600	1,437,370

Global Net Lease, Inc.	204,000	2,180,760

Star Holdings*	27,448	427,914

		7,862,357

Diversified Telecommunication Services 1.4%

EchoStar Corp. (Class A Stock)*	123,400	2,397,662

Frontier Communications Parent, Inc.*(a)	59,400	1,081,674

Liberty Latin America Ltd. (Puerto Rico) (Class A Stock)*	140,000	1,176,000

Liberty Latin America Ltd. (Puerto Rico) (Class C Stock)*	143,500	1,193,920

		5,849,256

Electric Utilities 0.3%

ALLETE, Inc.	19,400	1,114,142

Electronic Equipment, Instruments & Components 0.9%

Avnet, Inc.	6,100	295,850

ScanSource, Inc.*	32,400	974,916

TTM Technologies, Inc.*	184,600	2,650,856

		3,921,622

Energy Equipment & Services 1.1%

Bristow Group, Inc.*	29,300	901,561

DMC Global, Inc.*	7,800	147,108

Helmerich & Payne, Inc.	32,100	1,437,117

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund 17

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)

ProPetro Holding Corp.*	175,900	$1,836,396

Solaris Oilfield Infrastructure, Inc. (Class A Stock)	14,500	158,485

		4,480,667

Financial Services 4.1%

Banco Latinoamericano de Comercio Exterior SA (Panama) (Class E Stock)	45,800	1,068,056

Enact Holdings, Inc.	64,100	1,743,520

Essent Group Ltd.	79,500	3,943,200

Jackson Financial, Inc. (Class A Stock)	89,800	2,965,196

Mr. Cooper Group, Inc.*	8,200	475,354

NMI Holdings, Inc. (Class A Stock)*	44,200	1,180,582

PennyMac Financial Services, Inc.	29,415	2,212,891

Radian Group, Inc.	132,566	3,570,002

Repay Holdings Corp.*	22,100	184,535

		17,343,336

Food Products 0.8%

Dole PLC	24,400	322,324

Fresh Del Monte Produce, Inc.	59,100	1,570,878

Seaboard Corp.	200	721,000

Seneca Foods Corp. (Class A Stock)*	23,000	886,995

		3,501,197

Gas Utilities 0.6%

Spire, Inc.(a)	20,200	1,284,114

UGI Corp.	38,000	1,025,620

		2,309,734

Ground Transportation 0.8%

Covenant Logistics Group, Inc.	31,200	1,708,512

Knight-Swift Transportation Holdings, Inc.	5,700	346,275

Ryder System, Inc.	11,200	1,144,080

		3,198,867

Health Care Equipment & Supplies 1.1%

Avanos Medical, Inc.*	90,100	2,204,747

OraSure Technologies, Inc.*	23,600	111,392

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)

QuidelOrtho Corp.*(a)	11,700	$1,022,112

Zimvie, Inc.*	90,700	1,244,404

		4,582,655

Health Care Providers & Services 1.3%

AdaptHealth Corp.*	140,200	1,926,348

Fulgent Genetics, Inc.*	45,200	1,755,116

National HealthCare Corp.	1,700	100,334

OPKO Health, Inc.*	71,100	132,246

Owens & Minor, Inc.*	33,200	638,768

Pediatrix Medical Group, Inc.*	63,400	870,482

		5,423,294

Health Care REITs 0.7%

Sabra Health Care REIT, Inc.	238,100	3,092,919

Health Care Technology 0.9%

Multiplan Corp.*(a)	841,300	1,808,795

Veradigm, Inc.*	142,500	1,926,600

		3,735,395

Hotel & Resort REITs 3.6%

Apple Hospitality REIT, Inc.	71,200	1,103,600

Braemar Hotels & Resorts, Inc.	88,700	328,190

Chatham Lodging Trust	15,900	152,640

DiamondRock Hospitality Co.	263,800	2,242,300

Hersha Hospitality Trust (Class A Stock)	96,100	601,586

Pebblebrook Hotel Trust(a)	177,900	2,748,555

RLJ Lodging Trust	235,900	2,429,770

Service Properties Trust	218,200	1,852,518

Summit Hotel Properties, Inc.	128,100	824,964

Sunstone Hotel Investors, Inc.	20,600	209,914

Xenia Hotels & Resorts, Inc.	194,600	2,471,420

		14,965,457

Hotels, Restaurants & Leisure 0.8%

Bally’s Corp.*	65,500	1,066,340

Biglari Holdings, Inc. (Class B Stock)*	6,200	1,259,592

Penn Entertainment, Inc.*	39,900	1,048,971

		3,374,903

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund 19

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables 5.6%

Beazer Homes USA, Inc.*	77,600	$2,609,688

Century Communities, Inc.	37,500	2,895,750

KB Home	62,000	3,346,140

M/I Homes, Inc.*	32,100	3,210,000

MDC Holdings, Inc.	61,100	3,133,208

Meritage Homes Corp.	8,400	1,251,180

Mohawk Industries, Inc.*	6,200	659,308

Taylor Morrison Home Corp.*	74,800	3,621,816

Tri Pointe Homes, Inc.*	90,400	2,881,952

		23,609,042

Independent Power & Renewable Electricity Producers 0.0%

Clearway Energy, Inc. (Class C Stock)	6,000	158,460

Insurance 1.4%

Ambac Financial Group, Inc.*	17,300	244,622

Genworth Financial, Inc. (Class A Stock)*	268,900	1,575,754

National Western Life Group, Inc. (Class A Stock)	4,900	2,066,183

Stewart Information Services Corp.	37,900	1,786,227

		5,672,786

Leisure Products 0.5%

Solo Brands, Inc. (Class A Stock)*	67,600	396,136

Vista Outdoor, Inc.*	60,000	1,818,000

		2,214,136

Machinery 1.4%

Gates Industrial Corp. PLC*	78,000	1,062,360

Greenbrier Cos., Inc. (The)	52,100	2,406,499

Manitowoc Co., Inc. (The)*	123,000	2,228,760

		5,697,619

Marine Transportation 2.9%

Costamare, Inc. (Monaco)(a)	216,600	2,419,422

Eagle Bulk Shipping, Inc.(a)	50,000	2,309,500

Genco Shipping & Trading Ltd.(a)	151,800	2,201,100

Golden Ocean Group Ltd. (Norway)(a)	251,200	1,969,408

Matson, Inc.	35,000	3,271,100

Pangaea Logistics Solutions Ltd.	6,100	42,517

		12,213,047

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Media 1.7%

Advantage Solutions, Inc.*	156,700	$405,853

AMC Networks, Inc. (Class A Stock)*	134,000	1,691,080

EW Scripps Co. (The) (Class A Stock)*	203,700	2,008,482

Gray Television, Inc.	264,400	2,503,868

Scholastic Corp.	9,600	414,624

Sinclair, Inc.	18,300	254,553

		7,278,460

Metals & Mining 3.3%

Commercial Metals Co.	32,600	1,865,372

Olympic Steel, Inc.	31,800	1,774,122

Ramaco Resources, Inc. (Class A Stock)	4,700	43,240

Ramaco Resources, Inc. (Class B Stock)*	940	13,376

Schnitzer Steel Industries, Inc. (Class A Stock)	74,000	2,679,540

SunCoke Energy, Inc.	228,400	2,028,192

TimkenSteel Corp.*	99,700	2,323,010

United States Steel Corp.(a)	42,200	1,076,100

Warrior Met Coal, Inc.	50,300	2,225,775

		14,028,727

Mortgage Real Estate Investment Trusts (REITs) 4.3%

AFC Gamma, Inc.	19,200	265,344

Apollo Commercial Real Estate Finance, Inc.	230,783	2,723,239

Arbor Realty Trust, Inc.(a)	85,800	1,450,878

ARMOUR Residential REIT, Inc.	138,800	709,268

Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	138,100	3,174,919

BrightSpire Capital, Inc.	55,200	406,272

Chimera Investment Corp.	245,200	1,539,856

Claros Mortgage Trust, Inc.	62,000	763,840

Ellington Financial, Inc.(a)	74,600	1,008,592

Franklin BSP Realty Trust, Inc.	8,500	121,550

Invesco Mortgage Capital, Inc.	36,800	441,968

KKR Real Estate Finance Trust, Inc.	58,100	723,926

Ladder Capital Corp.	85,100	935,249

Ready Capital Corp.(a)	176,804	2,045,622

TPG RE Finance Trust, Inc.	45,800	357,240

Two Harbors Investment Corp.	103,750	1,391,288

		18,059,051

Multi-Utilities 0.5%

Avista Corp.	13,100	506,184

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund 21

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Multi-Utilities (cont’d.)

Black Hills Corp.	9,300	$561,069

NorthWestern Corp.	16,900	954,343

		2,021,596

Office REITs 1.1%

Brandywine Realty Trust	104,900	529,745

City Office REIT, Inc.	77,000	421,190

Douglas Emmett, Inc.	42,300	621,810

Office Properties Income Trust	4,800	36,960

Paramount Group, Inc.	234,300	1,227,732

Piedmont Office Realty Trust, Inc. (Class A Stock)	135,300	1,006,632

SL Green Realty Corp.	18,300	690,093

		4,534,162

Oil, Gas & Consumable Fuels 9.7%

Amplify Energy Corp.*	13,000	95,420

Ardmore Shipping Corp. (Ireland)	20,100	283,008

Berry Corp.	216,200	1,686,360

Callon Petroleum Co.*	61,200	2,298,672

Chord Energy Corp.	10,300	1,615,452

Civitas Resources, Inc.	42,400	3,174,064

CNX Resources Corp.*(a)	129,700	2,645,880

Crescent Energy Co. (Class A Stock)	72,000	854,640

Dorian LPG Ltd.	56,300	1,674,362

Earthstone Energy, Inc. (Class A Stock)*(a)	81,200	1,297,576

Excelerate Energy, Inc. (Class A Stock)	5,100	108,222

International Seaways, Inc.	18,600	797,754

Matador Resources Co.	3,100	172,453

Murphy Oil Corp.	57,300	2,479,371

Overseas Shipholding Group, Inc. (Class A Stock)*	53,000	216,770

PBF Energy, Inc. (Class A Stock)(a)	68,800	3,263,872

Peabody Energy Corp.	108,300	2,430,252

Permian Resources Corp.(a)	197,600	2,309,944

SandRidge Energy, Inc.	6,400	109,312

Scorpio Tankers, Inc. (Monaco)	50,400	2,370,816

SFL Corp. Ltd. (Norway)	83,400	822,324

SilverBow Resources, Inc.*	26,600	952,546

SM Energy Co.	41,000	1,487,890

Talos Energy, Inc.*	127,500	2,040,000

Teekay Corp. (Bermuda)*	105,100	699,966

Teekay Tankers Ltd. (Canada) (Class A Stock)	21,300	928,893

VAALCO Energy, Inc.	29,300	130,385

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)

Vital Energy, Inc.*(a)	33,900	$1,789,242

World Kinect Corp.	82,500	1,859,550

		40,594,996

Paper & Forest Products 0.5%

Clearwater Paper Corp.*	68,300	2,201,309

Passenger Airlines 0.6%

JetBlue Airways Corp.*	14,500	112,665

SkyWest, Inc.*	56,668	2,492,825

		2,605,490

Pharmaceuticals 0.5%

Amneal Pharmaceuticals, Inc.*	361,500	1,156,800

Assertio Holdings, Inc.*	59,900	340,831

Atea Pharmaceuticals, Inc.*	178,900	613,627

		2,111,258

Professional Services 0.9%

Alight, Inc. (Class A Stock)*	173,600	1,697,808

Conduent, Inc.*	177,000	612,420

Heidrick & Struggles International, Inc.	1,900	51,813

Kelly Services, Inc. (Class A Stock)	48,700	892,184

Resources Connection, Inc.	2,900	46,342

TrueBlue, Inc.*	41,900	626,405

		3,926,972

Real Estate Management & Development 1.2%

Forestar Group, Inc.*	87,600	2,582,448

Newmark Group, Inc. (Class A Stock)	121,400	840,088

RE/MAX Holdings, Inc. (Class A Stock)	76,000	1,497,960

		4,920,496

Retail REITs 1.8%

Acadia Realty Trust	76,900	1,208,099

Macerich Co. (The)(a)	249,594	3,182,324

Necessity Retail REIT, Inc. (The)	216,900	1,539,990

RPT Realty	146,600	1,593,542

		7,523,955

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund 23

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 0.5%

Alpha & Omega Semiconductor Ltd.*(a)	62,000	$2,038,560

Software 0.5%

E2open Parent Holdings, Inc.*	92,500	476,375

Ebix, Inc.(a)	45,600	1,411,776

		1,888,151

Specialized REITs 0.2%

Safehold, Inc.	35,995	890,156

Specialty Retail 2.7%

Aaron’s Co., Inc. (The)	154,600	2,445,772

Big 5 Sporting Goods Corp.(a)	75,000	717,750

Designer Brands, Inc. (Class A Stock)	18,100	180,095

Foot Locker, Inc.(a)	96,800	2,601,016

Genesco, Inc.*	11,700	330,057

Group 1 Automotive, Inc.	6,500	1,680,445

Hibbett, Inc.	27,200	1,262,080

Lands’ End, Inc.*	14,800	138,824

MarineMax, Inc.*	20,500	826,765

Petco Health & Wellness Co., Inc.*(a)	128,700	1,050,192

Shoe Carnival, Inc.	9,600	255,456

		11,488,452

Technology Hardware, Storage & Peripherals 0.6%

Xerox Holdings Corp.	169,300	2,705,414

Textiles, Apparel & Luxury Goods 0.2%

G-III Apparel Group Ltd.*	31,700	656,507

Movado Group, Inc.	8,300	238,210

Rocky Brands, Inc.	5,200	104,624

		999,341

Tobacco 0.1%

Universal Corp.	11,600	586,612

Trading Companies & Distributors 1.1%

Air Lease Corp.	25,000	1,058,500

BlueLinx Holdings, Inc.*	12,300	1,159,152

Textainer Group Holdings Ltd. (China)	53,200	2,186,520

		4,404,172

See Notes to Financial Statements.

24

Description	Shares	Value

COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.3%
Telephone & Data Systems, Inc.	171,500	$1,375,430

TOTAL COMMON STOCKS
(cost $380,721,564)		416,693,883

UNAFFILIATED EXCHANGE-TRADED FUND 0.3%
iShares Russell 2000 Value ETF
(cost $1,188,806)	8,300	1,255,292

TOTAL LONG-TERM INVESTMENTS
(cost $381,910,370)		417,949,175

SHORT-TERM INVESTMENTS 11.7%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wi)	1,690,606	1,690,606
PGIM Institutional Money Market Fund
(cost $47,361,152; includes $47,140,638 of cash collateral for securities on loan)(b)(wi)	47,438,172	47,409,709

TOTAL SHORT-TERM INVESTMENTS
(cost $49,051,758)		49,100,315

TOTAL INVESTMENTS 111.4%
(cost $430,962,128)		467,049,490

Liabilities in excess of other assets (11.4)%		(47,883,440)

NET ASSETS 100.0%		$419,166,050

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $46,759,818; cash collateral of $47,140,638 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund 25

Schedule of Investments (continued)

as of July 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Air Freight & Logistics	$2,544,192	$—	$—
Automobile Components	2,500,440	—	—
Automobiles	1,897,940	—	—
Banks	69,584,533	—	—
Beverages	851,194	—	—
Biotechnology	8,929,703	—	—
Broadline Retail	386,920	—	—
Building Products	6,565,447	—	—
Chemicals	8,240,400	—	—
Commercial Services & Supplies	13,057,523	—	—
Communications Equipment	1,213,030	—	—
Construction & Engineering	1,468,377	—	—
Consumer Finance	10,104,367	—	—
Consumer Staples Distribution & Retail	9,037,234	—	—
Containers & Packaging	2,715,929	—	—
Diversified Consumer Services	7,093,003	—	—
Diversified REITs	7,862,357	—	—
Diversified Telecommunication Services	5,849,256	—	—
Electric Utilities	1,114,142	—	—
Electronic Equipment, Instruments & Components	3,921,622	—	—
Energy Equipment & Services	4,480,667	—	—
Financial Services	17,343,336	—	—
Food Products	3,501,197	—	—
Gas Utilities	2,309,734	—	—
Ground Transportation	3,198,867	—	—
Health Care Equipment & Supplies	4,582,655	—	—
Health Care Providers & Services	5,423,294	—	—
Health Care REITs	3,092,919	—	—
Health Care Technology	3,735,395	—	—
Hotel & Resort REITs	14,965,457	—	—
Hotels, Restaurants & Leisure	3,374,903	—	—
Household Durables	23,609,042	—	—

See Notes to Financial Statements.

26

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Independent Power & Renewable Electricity Producers	$158,460	$—	$—
Insurance	5,672,786	—	—
Leisure Products	2,214,136	—	—
Machinery	5,697,619	—	—
Marine Transportation	12,213,047	—	—
Media	7,278,460	—	—
Metals & Mining	14,028,727	—	—
Mortgage Real Estate Investment Trusts (REITs)	18,059,051	—	—
Multi-Utilities	2,021,596	—	—
Office REITs	4,534,162	—	—
Oil, Gas & Consumable Fuels	40,594,996	—	—
Paper & Forest Products	2,201,309	—	—
Passenger Airlines	2,605,490	—	—
Pharmaceuticals	2,111,258	—	—
Professional Services	3,926,972	—	—
Real Estate Management & Development	4,920,496	—	—
Retail REITs	7,523,955	—	—
Semiconductors & Semiconductor Equipment	2,038,560	—	—
Software	1,888,151	—	—
Specialized REITs	890,156	—	—
Specialty Retail	11,488,452	—	—
Technology Hardware, Storage & Peripherals	2,705,414	—	—
Textiles, Apparel & Luxury Goods	999,341	—	—
Tobacco	586,612	—	—
Trading Companies & Distributors	4,404,172	—	—
Wireless Telecommunication Services	1,375,430	—	—
Unaffiliated Exchange-Traded Fund	1,255,292	—	—
Short-Term Investments
Affiliated Mutual Funds	49,100,315	—	—

Total	$467,049,490	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Banks	16.6%
Affiliated Mutual Funds (11.2% represents investments purchased with collateral from securities on loan)	11.7
Oil, Gas & Consumable Fuels	9.7
Household Durables	5.6
Mortgage Real Estate Investment Trusts (REITs)	4.3

Financial Services	4.1%
Hotel & Resort REITs	3.6
Metals & Mining	3.3
Commercial Services & Supplies	3.1
Marine Transportation	2.9
Specialty Retail	2.7

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund 27

Schedule of Investments (continued)

as of July 31, 2023

Industry Classification (continued):

Consumer Finance	2.4%
Consumer Staples Distribution & Retail	2.2
Biotechnology	2.1
Chemicals	2.0
Diversified REITs	1.9
Retail REITs	1.8
Media	1.7
Diversified Consumer Services	1.7
Building Products	1.6
Diversified Telecommunication Services	1.4
Machinery	1.4
Insurance	1.4
Health Care Providers & Services	1.3
Real Estate Management & Development	1.2
Health Care Equipment & Supplies	1.1
Office REITs	1.1
Energy Equipment & Services	1.1
Trading Companies & Distributors	1.1
Professional Services	0.9
Electronic Equipment, Instruments & Components	0.9
Health Care Technology	0.9
Food Products	0.8
Hotels, Restaurants & Leisure	0.8
Ground Transportation	0.8
Health Care REITs	0.7
Containers & Packaging	0.6
Technology Hardware, Storage & Peripherals	0.6
Passenger Airlines	0.6
Air Freight & Logistics	0.6

Automobile Components	0.6%
Gas Utilities	0.6
Leisure Products	0.5
Paper & Forest Products	0.5
Pharmaceuticals	0.5
Semiconductors & Semiconductor Equipment	0.5
Multi-Utilities	0.5
Automobiles	0.5
Software	0.5
Construction & Engineering	0.4
Wireless Telecommunication Services	0.3
Communications Equipment	0.3
Electric Utilities	0.3
Unaffiliated Exchange-Traded Fund	0.3
Textiles, Apparel & Luxury Goods	0.2
Specialized REITs	0.2
Beverages	0.2
Tobacco	0.1
Broadline Retail	0.1
Independent Power & Renewable Electricity Producers	0.0 *

111.4
Liabilities in excess of other assets	(11.4)

100.0%

*	Less than 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$46,759,818	$(46,759,818)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

28

Statement of Assets and Liabilities

as of July 31, 2023

Assets
Investments at value, including securities on loan of $46,759,818:
Unaffiliated investments (cost $381,910,370)	$417,949,175
Affiliated investments (cost $49,051,758)	49,100,315
Receivable for Fund shares sold	713,976
Dividends receivable	256,790
Tax reclaim receivable	1,089
Prepaid expenses and other assets	1,700

Total Assets	468,023,045

Liabilities
Payable to broker for collateral for securities on loan	47,140,638
Accrued expenses and other liabilities	558,533
Payable for Fund shares purchased	518,945
Payable for investments purchased	347,198
Management fee payable	201,550
Distribution fee payable	67,940
Affiliated transfer agent fee payable	21,070
Trustees’ fees payable	1,121

Total Liabilities	48,856,995

Net Assets	$419,166,050

Net assets were comprised of:
Shares of beneficial interest, at par	$23,851
Paid-in capital in excess of par	389,054,648
Total distributable earnings (loss)	30,087,551

Net assets, July 31, 2023	$419,166,050

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund 29

Statement of Assets and Liabilities

as of July 31, 2023

Class A

Net asset value, redemption price per share,
($103,702,583 ÷ 5,872,216 shares of beneficial interest issued and outstanding)	$17.66
Maximum sales charge (5.50% of offering price)	1.03

Maximum offering price to public	$18.69

Class C

Net asset value, offering price and redemption price per share,
($2,056,895 ÷ 117,161 shares of beneficial interest issued and outstanding)	$17.56

Class R

Net asset value, offering price and redemption price per share,
($112,225,174 ÷ 6,477,753 shares of beneficial interest issued and outstanding)	$17.32

Class Z

Net asset value, offering price and redemption price per share,
($99,147,187 ÷ 5,615,403 shares of beneficial interest issued and outstanding)	$17.66

Class R2

Net asset value, offering price and redemption price per share,
($101,723 ÷ 5,771 shares of beneficial interest issued and outstanding)	$17.63

Class R4

Net asset value, offering price and redemption price per share,
($14,975 ÷ 847 shares of beneficial interest issued and outstanding)	$17.68

Class R6

Net asset value, offering price and redemption price per share,
($101,917,513 ÷ 5,761,729 shares of beneficial interest issued and outstanding)	$17.69

See Notes to Financial Statements.

30

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $6,495 foreign withholding tax)	$12,488,996
Income from securities lending, net (including affiliated income of $257,541)	284,403
Affiliated dividend income	15,822

Total income	12,789,221

Expenses
Management fee	2,521,547
Distribution fee(a)	1,115,407
Shareholder servicing fees(a)	57
Transfer agent’s fees and expenses (including affiliated expense of $130,138)(a)	530,581
Registration fees(a)	85,314
Shareholders’ reports	80,395
Custodian and accounting fees	64,962
Professional fees	36,519
Audit fee	28,000
Trustees’ fees	15,864
Miscellaneous	51,203

Total expenses	4,529,849
Less: Fee waiver and/or expense reimbursement(a)	(50,551)
Distribution fee waiver(a)	(312,028)

Net expenses	4,167,270

Net investment income (loss)	8,621,951

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions (including affiliated of $29,534)	8,997,316
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $19,713)	(13,821,917)

Net gain (loss) on investment transactions	(4,824,601)

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,797,350

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	311,980	23,114	780,093	—	220	—	—
Shareholder servicing fees	—	—	—	—	55	2	—
Transfer agent’s fees and expenses	216,316	11,269	141,042	156,146	276	96	5,436
Registration fees	13,952	7,260	7,183	27,847	4,641	4,641	19,790
Fee waiver and/or expense reimbursement	(10,399)	(231)	(10,401)	(11,022)	(4,773)	(4,706)	(9,019)
Distribution fee waiver	(51,997)	—	(260,031)	—	—	—	—

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund 31

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$8,621,951	$7,993,073
Net realized gain (loss) on investment transactions	8,997,316	108,566,672
Net change in unrealized appreciation (depreciation) on investments	(13,821,917)	(96,751,493)

Net increase (decrease) in net assets resulting from operations	3,797,350	19,808,252

Dividends and Distributions
Distributions from distributable earnings
Class A	(18,748,508)	(1,506,035)
Class C	(409,876)	(3,028)
Class R	(18,678,665)	(1,443,320)
Class Z	(20,760,965)	(2,904,008)
Class R2	(10,666)	(1,863)
Class R4	(2,323)	(172)
Class R6	(18,195,989)	(2,089,156)

	(76,806,992)	(7,947,582)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	65,588,112	145,378,381
Net asset value of shares issued in reinvestment of dividends and distributions	74,780,619	7,544,333
Cost of shares purchased	(142,263,777)	(337,769,381)

Net increase (decrease) in net assets from Fund share transactions	(1,895,046)	(184,846,667)

Total increase (decrease)	(74,904,688)	(172,985,997)

Net Assets:

Beginning of year	494,070,738	667,056,735

End of year	$419,166,050	$494,070,738

See Notes to Financial Statements.

32

Financial Highlights

Class A Shares
	Year Ended July 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.09	$20.70	$11.39	$16.46	$20.95
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.27	0.16	0.18	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.25)	0.38	9.31	(4.35)	(3.17)
Total from investment operations	0.08	0.65	9.47	(4.17)	(2.94)
Less Dividends and Distributions:
Dividends from net investment income	(0.39)	(0.26)	(0.16)	(0.48)	(0.28)
Distributions from net realized gains	(3.12)	-	-	(0.42)	(1.27)
Total dividends and distributions	(3.51)	(0.26)	(0.16)	(0.90)	(1.55)
Net asset value, end of year	$17.66	$21.09	$20.70	$11.39	$16.46
Total Return(b):	2.02%	3.17%	83.49%	(27.01)%	(13.47)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$103,703	$117,179	$123,223	$71,928	$116,090
Average net assets (000)	$103,993	$123,533	$103,593	$92,527	$118,685
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.13%	1.09%	1.11%	1.15%	1.07%
Expenses before waivers and/or expense reimbursement	1.19%	1.15%	1.17%	1.21%	1.13%
Net investment income (loss)	1.91%	1.25%	0.95%	1.31%	1.31%
Portfolio turnover rate(d)	75%	62%	63%	53%	80%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund 33

Financial Highlights (continued)

Class C Shares
	Year Ended July 31,
	2023		2022		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.00		$20.63		$11.39	$16.48	$20.95
Income (loss) from investment operations:
Net investment income (loss)	0.11	(b)	(-	)(b)(c)	- (c)	0.05	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.27	)(d)	0.39		9.27	(4.40)	(3.20)
Total from investment operations	(0.16)		0.39		9.27	(4.35)	(3.08)
Less Dividends and Distributions:
Dividends from net investment income	(0.16)		(0.02)		(0.03)	(0.32)	(0.12)
Distributions from net realized gains	(3.12)		-		-	(0.42)	(1.27)
Total dividends and distributions	(3.28)		(0.02)		(0.03)	(0.74)	(1.39)
Net asset value, end of year	$17.56		$21.00		$20.63	$11.39	$16.48
Total Return(e):	0.70%		1.89%		81.41%	(27.80)%	(14.22)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,057		$2,685		$3,138	$5,782	$11,269
Average net assets (000)	$2,311		$3,025		$6,774	$8,456	$24,635
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	2.46%		2.36%		2.19%	2.22%	1.92%
Expenses before waivers and/or expense reimbursement	2.47%		2.37%		2.20%	2.23%	1.93%
Net investment income (loss)	0.61%		(0.01)%		0.01%	0.35%	0.66%
Portfolio turnover rate(g)	75%		62%		63%	53%	80%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(e)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

34

Class R Shares
	Year Ended July 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.75	$20.37	$11.23	$16.23	$20.66
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.22	0.14	0.11	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.26)	0.38	9.15	(4.24)	(3.13)
Total from investment operations	0.04	0.60	9.29	(4.13)	(2.93)
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.22)	(0.15)	(0.45)	(0.23)
Distributions from net realized gains	(3.12)	-	-	(0.42)	(1.27)
Total dividends and distributions	(3.47)	(0.22)	(0.15)	(0.87)	(1.50)
Net asset value, end of year	$17.32	$20.75	$20.37	$11.23	$16.23
Total Return(b):	1.83%	2.93%	83.14%	(27.08)%	(13.63)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$112,225	$113,963	$135,981	$110,953	$139,136
Average net assets (000)	$104,012	$131,067	$137,399	$116,334	$143,139
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.30%	1.29%	1.28%	1.31%	1.27%
Expenses before waivers and/or expense reimbursement	1.56%	1.55%	1.54%	1.57%	1.53%
Net investment income (loss)	1.73%	1.05%	0.88%	0.82%	1.16%
Portfolio turnover rate(d)	75%	62%	63%	53%	80%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund 35

Financial Highlights (continued)

Class Z Shares
	Year Ended July 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.09	$20.70	$11.40	$16.46	$20.95
Income (loss) from investment operations:
Net investment income (loss)	0.40	0.33	0.23	0.29	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.26)	0.38	9.29	(4.38)	(3.18)
Total from investment operations	0.14	0.71	9.52	(4.09)	(2.88)
Less Dividends and Distributions:
Dividends from net investment income	(0.45)	(0.32)	(0.22)	(0.55)	(0.34)
Distributions from net realized gains	(3.12)	-	-	(0.42)	(1.27)
Total dividends and distributions	(3.57)	(0.32)	(0.22)	(0.97)	(1.61)
Net asset value, end of year	$17.66	$21.09	$20.70	$11.40	$16.46
Total Return(b):	2.38%	3.42%	84.07%	(26.66)%	(13.11)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$99,147	$136,495	$177,808	$150,272	$622,093
Average net assets (000)	$110,217	$165,086	$199,626	$307,558	$698,954
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.82%	0.79%	0.77%	0.73%	0.69%
Expenses before waivers and/or expense reimbursement	0.83%	0.80%	0.78%	0.74%	0.70%
Net investment income (loss)	2.25%	1.56%	1.34%	2.05%	1.72%
Portfolio turnover rate(d)	75%	62%	63%	53%	80%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

36

Class R2 Shares
	Year Ended July 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.05	$20.65	$11.38	$16.43	$20.91
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.28	0.19	0.17	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.11)	0.37	9.25	(4.32)	(3.18)
Total from investment operations	0.08	0.65	9.44	(4.15)	(2.95)
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.25)	(0.17)	(0.48)	(0.26)
Distributions from net realized gains	(3.12)	-	-	(0.42)	(1.27)
Total dividends and distributions	(3.50)	(0.25)	(0.17)	(0.90)	(1.53)
Net asset value, end of year	$17.63	$21.05	$20.65	$11.38	$16.43
Total Return(b):	2.03%	3.11%	83.38%	(26.96)%	(13.54)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$102	$73	$157	$292	$375
Average net assets (000)	$88	$154	$192	$302	$184
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.14%	1.14%	1.14%	1.15%	1.14%
Expenses before waivers and/or expense reimbursement	6.57%	5.21%	5.24%	6.28%	8.15%
Net investment income (loss)	1.12%	1.30%	1.21%	1.26%	1.35%
Portfolio turnover rate(d)	75%	62%	63%	53%	80%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund 37

Financial Highlights (continued)

Class R4 Shares
	Year Ended July 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.10	$20.71	$11.40	$16.46	$20.94
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.37	0.31	0.16	0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.24)	0.32	9.20	(4.28)	(3.18)
Total from investment operations	0.13	0.69	9.51	(4.12)	(2.91)
Less Dividends and Distributions:
Dividends from net investment income	(0.43)	(0.30)	(0.20)	(0.52)	(0.30)
Distributions from net realized gains	(3.12)	-	-	(0.42)	(1.27)
Total dividends and distributions	(3.55)	(0.30)	(0.20)	(0.94)	(1.57)
Net asset value, end of year	$17.68	$21.10	$20.71	$11.40	$16.46
Total Return(b):	2.31%	3.29%	83.98%	(26.80)%	(13.31)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15	$14	$245	$927	$9
Average net assets (000)	$13	$41	$237	$918	$9
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.89%	0.89%	0.89%	0.89%	0.89%
Expenses before waivers and/or expense reimbursement	36.45%	15.86%	4.13%	2.60%	140.80%
Net investment income (loss)	2.10%	1.78%	2.21%	1.16%	1.51%
Portfolio turnover rate(d)	75%	62%	63%	53%	80%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class R6 Shares
	Year Ended July 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.13	$20.73	$11.41	$16.47	$20.97
Income (loss) from investment operations:
Net investment income (loss)	0.41	0.37	0.24	0.25	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.26)	0.38	9.31	(4.33)	(3.19)
Total from investment operations	0.15	0.75	9.55	(4.08)	(2.88)
Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.35)	(0.23)	(0.56)	(0.35)
Distributions from net realized gains	(3.12)	-	-	(0.42)	(1.27)
Total dividends and distributions	(3.59)	(0.35)	(0.23)	(0.98)	(1.62)
Net asset value, end of year	$17.69	$21.13	$20.73	$11.41	$16.47
Total Return(b):	2.48%	3.58%	84.26%	(26.60)%	(13.09)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$101,918	$123,662	$226,506	$193,499	$351,429
Average net assets (000)	$99,623	$143,522	$209,675	$259,226	$372,557
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.68%	0.67%	0.66%	0.67%	0.63%
Expenses before waivers and/or expense reimbursement	0.69%	0.67%	0.66%	0.67%	0.63%
Net investment income (loss)	2.35%	1.74%	1.46%	1.83%	1.78%
Portfolio turnover rate(d)	75%	62%	63%	53%	80%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund 39

Notes to Financial Statements

1.	Organization

The Target Portfolio Trust (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Quant Solutions Small-Cap Value Fund (the “Fund”), a series of the RIC. The fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is above average capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

40

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts

PGIM Quant Solutions Small-Cap Value Fund 41

Notes to Financial Statements (continued)

to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

42

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Quant Solutions Small-Cap Value Fund 43

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” or the “Subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.60% of average daily net assets up to $2 billion;	0.60%
0.575% of average daily net assets over $2 billion.

The Manager has contractually agreed to waive and/or reimburse up to 0.01% of the fees and expenses from the Fund through November 30, 2024, to the extent that the Fund’s net annual operating expenses and acquired fund fees and expenses (exclusive of taxes, interest, distribution and service (12b-1) fees and certain extraordinary expenses) exceed 0.68% of the Fund’s average daily net assets on an annualized basis. Separately, the Manager has contractually agreed, through November 30, 2024, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be

44

realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
R	—
Z	—
R2	1.14
R4	0.89
R6	—

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through November 30, 2024 to reduce such fees of certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution rates and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee

A	0.30%	0.25%	N/A	%

C	1.00	1.00	N/A

R	0.75	0.50	N/A

Z	N/A	N/A	N/A

R2	0.25	0.25	0.10

R4	N/A	N/A	0.10

R6	N/A	N/A	N/A

For the year ended July 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed

PGIM Quant Solutions Small-Cap Value Fund 45

Notes to Financial Statements (continued)

upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$31,998	$935
C	—	52

PGIM Investments, PIMS, PMFS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS, an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

45

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended July 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$315,956,054	$380,679,841

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wi)

$ —	$ 25,857,717	$ 24,167,111	$ —	$ —	$ 1,690,606	1,690,606	$15,822

PGIM Institutional Money Market Fund(1)(b)(wi)

124,998,012	549,850,165	627,487,715	19,713	29,534	47,409,709	47,438,172	257,541	(2)

$124,998,012	$575,707,882	$651,654,826	$19,713	$29,534	$49,100,315		$273,363

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.

6. Distributions and Tax Information

The Fund has a tax year end of October 31st.

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the tax year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$7,947,582	$—	$—	$7,947,582

PGIM Quant Solutions Small-Cap Value Fund 47

Notes to Financial Statements (continued)

For the tax year ended October 31, 2021, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$7,713,642	$—	$—	$7,713,642

For the latest tax year ended October 31, 2022, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains

$21,402,272	$52,502,241

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$438,563,200	$69,227,168	$(40,740,878)	$28,486,290

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2022 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized

$—	$3,463,000

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four tax years up to the most recent tax year ended October 31, 2022 are subject to such review.

48

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

As of July 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	55,609	1.0%
R2	707	12.3
R4	715	84.4

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	5	73.4

PGIM Quant Solutions Small-Cap Value Fund 49

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended July 31, 2023:
Shares sold	263,705	$4,541,993
Shares issued in reinvestment of dividends and distributions	1,148,652	18,435,859
Shares purchased	(1,086,591)	(18,554,840)
Net increase (decrease) in shares outstanding before conversion	325,766	4,423,012
Shares issued upon conversion from other share class(es)	21,631	356,874
Shares purchased upon conversion into other share class(es)	(31,826)	(545,947)
Net increase (decrease) in shares outstanding	315,571	$4,233,939

Year ended July 31, 2022:
Shares sold	466,481	$10,099,471
Shares issued in reinvestment of dividends and distributions	68,744	1,481,443
Shares purchased	(932,354)	(20,009,430)
Net increase (decrease) in shares outstanding before conversion	(397,129)	(8,428,516)
Shares issued upon conversion from other share class(es)	33,415	718,133
Shares purchased upon conversion into other share class(es)	(33,776)	(734,315)
Net increase (decrease) in shares outstanding	(397,490)	$(8,444,698)

Class C
Year ended July 31, 2023:
Shares sold	10,881	$203,409
Shares issued in reinvestment of dividends and distributions	25,182	404,936
Shares purchased	(28,177)	(480,753)
Net increase (decrease) in shares outstanding before conversion	7,886	127,592
Shares purchased upon conversion into other share class(es)	(18,616)	(303,480)
Net increase (decrease) in shares outstanding	(10,730)	$(175,888)

Year ended July 31, 2022:
Shares sold	19,383	$420,322
Shares issued in reinvestment of dividends and distributions	138	2,988
Shares purchased	(31,942)	(677,141)
Net increase (decrease) in shares outstanding before conversion	(12,421)	(253,831)
Shares purchased upon conversion into other share class(es)	(11,807)	(254,336)
Net increase (decrease) in shares outstanding	(24,228)	$(508,167)

50

Share Class	Shares	Amount

Class R
Year ended July 31, 2023:
Shares sold	859,848	$13,468,817
Shares issued in reinvestment of dividends and distributions	1,185,194	18,678,665
Shares purchased	(1,060,158)	(17,824,894)
Net increase (decrease) in shares outstanding	984,884	$14,322,588

Year ended July 31, 2022:
Shares sold	302,221	$6,307,893
Shares issued in reinvestment of dividends and distributions	67,985	1,443,319
Shares purchased	(1,553,114)	(33,295,586)
Net increase (decrease) in shares outstanding	(1,182,908)	$(25,544,374)

Class Z
Year ended July 31, 2023:
Shares sold	898,022	$15,929,840
Shares issued in reinvestment of dividends and distributions	1,288,153	20,623,327
Shares purchased	(3,062,124)	(52,350,644)
Net increase (decrease) in shares outstanding before conversion	(875,949)	(15,797,477)
Shares issued upon conversion from other share class(es)	27,924	471,921
Shares purchased upon conversion into other share class(es)	(7,319)	(120,770)
Net increase (decrease) in shares outstanding	(855,344)	$(15,446,326)

Year ended July 31, 2022:
Shares sold	3,416,632	$74,632,922
Shares issued in reinvestment of dividends and distributions	134,437	2,893,080
Shares purchased	(5,678,442)	(122,050,825)
Net increase (decrease) in shares outstanding before conversion	(2,127,373)	(44,524,823)
Shares issued upon conversion from other share class(es)	37,785	816,711
Shares purchased upon conversion into other share class(es)	(29,434)	(631,173)
Net increase (decrease) in shares outstanding	(2,119,022)	$(44,339,285)

Class R2
Year ended July 31, 2023:
Shares sold	13,748	$233,381
Shares issued in reinvestment of dividends and distributions	666	10,666
Shares purchased	(12,117)	(213,945)
Net increase (decrease) in shares outstanding	2,297	$30,102

Year ended July 31, 2022:
Shares sold	1,759	$37,354
Shares issued in reinvestment of dividends and distributions	87	1,863
Shares purchased	(5,951)	(127,675)
Net increase (decrease) in shares outstanding	(4,105)	$(88,458)

PGIM Quant Solutions Small-Cap Value Fund 51

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R4
Year ended July 31, 2023:
Shares sold	48	$744
Shares issued in reinvestment of dividends and distributions	145	2,323
Shares purchased	(1)	(15)
Net increase (decrease) in shares outstanding	192	$3,052

Year ended July 31, 2022:
Shares sold	70	$1,495
Shares issued in reinvestment of dividends and distributions	8	172
Shares purchased	(11,256)	(234,125)
Net increase (decrease) in shares outstanding	(11,178)	$(232,458)

Class R6
Year ended July 31, 2023:
Shares sold	1,815,379	$31,209,928
Shares issued in reinvestment of dividends and distributions	1,037,108	16,624,843
Shares purchased	(2,952,321)	(52,838,686)
Net increase (decrease) in shares outstanding before conversion	(99,834)	(5,003,915)
Shares issued upon conversion from other share class(es)	10,923	187,231
Shares purchased upon conversion into other share class(es)	(2,787)	(45,829)
Net increase (decrease) in shares outstanding	(91,698)	$(4,862,513)

Year ended July 31, 2022:
Shares sold	2,498,365	$53,878,924
Shares issued in reinvestment of dividends and distributions	79,920	1,721,468
Shares purchased	(7,653,885)	(161,374,599)
Net increase (decrease) in shares outstanding before conversion	(5,075,600)	(105,774,207)
Shares issued upon conversion from other share class(es)	8,887	193,335
Shares purchased upon conversion into other share class(es)	(5,138)	(108,355)
Net increase (decrease) in shares outstanding	(5,071,851)	$(105,689,227)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

52

funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended July 31, 2023. The average daily balance for the 62 days that the Fund had loans outstanding during the period was approximately $1,334,935, borrowed at a weighted average interest rate of 5.05%. The maximum loan outstanding amount during the period was $6,257,000. At July 31, 2023, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a

PGIM Quant Solutions Small-Cap Value Fund 53

Notes to Financial Statements (continued)

sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant

54

negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Real Estate Investment Trust (“REIT”) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other

PGIM Quant Solutions Small-Cap Value Fund 55

Notes to Financial Statements (continued)

types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Small Company Risk: Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, stocks issued by smaller companies may be comparatively less liquid and fluctuate in value more than the stocks of larger, more established companies.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Target Portfolio Trust and Shareholders of PGIM Quant Solutions Small-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Quant Solutions Small-Cap Value Fund (one of the funds constituting The Target Portfolio Trust, referred to hereafter as the “Fund”) as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the three years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

September 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Quant Solutions Small-Cap Value Fund 57

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments, the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

58

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 99	Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Quant Solutions Small-Cap Value Fund

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 97	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 100	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 97	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 100	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Quant Solutions Small-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 100	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Quant Solutions Small-Cap Value Fund

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

PGIM Quant Solutions Small-Cap Value Fund

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Visit our website at pgim.com/investments

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Quant Solutions Small-Cap Value Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Quant Solutions Small-Cap Value Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Quant Solutions Small-Cap Value Fund is a series of The Target Portfolio Trust.

PGIM Quant Solutions Small-Cap Value Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Quantitative Solutions.

Visit our website at pgim.com/investments

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent

PGIM Quant Solutions Small-Cap Value Fund

Approval of Advisory Agreements (continued)

(which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to evaluate performance, and the Peer Group, which was used to evaluate fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile

Visit our website at pgim.com/investments

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	3rd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-and three-year periods and underperformed its benchmark index over the remaining periods.

•	The Board further considered that the Fund outperformed its benchmark index and peer group (ranking in the 23rd percentile) for the three-year period ended March 31, 2023.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual waiver of up to 0.01% to the extent that the Fund’s annual operating expenses and acquired fund fees and expenses (exclusive of certain fees and expenses) exceed 0.68% through November 30, 2023.

•

The Board and PGIM Investments also agreed to continue the Fund’s existing expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause the total annual fund operating expenses to exceed 1.14% for Class R2 shares and 0.89% for Class R4 shares through November 30, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Quant Solutions Small-Cap Value Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	655 Broad Street 16th Floor Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017
FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.
The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Quant Solutions Small-Cap Value Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QUANT SOLUTIONS SMALL-CAP VALUE FUND
SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	TSVAX	TRACX	TSVRX	TASVX	PSVDX	PSVKX	TSVQX

CUSIP	875921785	875921710	875921843	875921306	875921611	875921595	875921777

MF232E

PGIM CORE BOND FUND

ANNUAL REPORT

JULY 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2 Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Core Bond Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued to hire, consumers continued to spend, home prices rose, and recession fears receded.

Stocks fell early in the period, bottomed in October, and then began a rally that eventually ended a bear market. Despite a banking industry crisis in March, stocks have continued to rise globally throughout 2023 as inflation cooled and the Federal Reserve slowed the pace of its rate hikes. Equities in both US and international markets posted gains during the period.

Bond market returns were mixed during the period as rising interest rates lifted yields to their highest level in two decades. US and global investment-grade bonds fell, while US high yield corporate bonds and emerging-market debt rose.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Core Bond Fund

September 15, 2023

PGIM Core Bond Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/2023

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-6.35	-0.23	N/A	0.39 (2/17/2015)

(without sales charges)	-3.20	0.43	N/A	0.78 (2/17/2015)

Class C

(with sales charges)	-4.80	-0.34	N/A	0.02 (2/17/2015)

(without sales charges)	-3.87	-0.34	N/A	0.02 (2/17/2015)

Class R

(without sales charges)	-3.39	0.15	N/A	0.51 (2/17/2015)

Class Z

(without sales charges)	-2.78	0.77	1.09	—

Class R6

(without sales charges)	-2.77	0.77	N/A	1.11 (2/17/2015)

Bloomberg US Aggregate Bond Index

	-3.37	0.75	1.50	—

Average Annual Total Returns as of 7/31/2023 Since Inception (%)

Class A, Class C, Class R, Class R6 (2/17/2015)

Bloomberg US Aggregate Bond Index	0.91

Since Inception returns are provided for any share class that has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

4 Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2013) and the account values at the end of the current fiscal year (July 31, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Core Bond Fund 5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Distributions and Yields as of 7/31/23

	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.29	4.16	4.13

Class C	0.22	3.50	2.59

Class R	0.26	3.99	11.17

Class Z	0.32	4.64	4.45

Class R6	0.32	4.64	4.60

6 Visit our website at pgim.com/investments

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 7/31/23 (%)

AAA	64.9

AA	5.8
A	13.2

BBB	15.1
BB	0.1

Not Rated	0.6
Cash/Cash Equivalents	0.3

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Core Bond Fund 7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Core Bond Fund’s Class Z shares returned –2.78% in the 12-month reporting period that ended July 31, 2023, outperforming the –3.37% return of the Bloomberg US Aggregate Bond Index (the Index).

What were the market conditions?

•

While there was no shortage of fear in the bond markets during the reporting period, which was largely marked by an overhang of uncertainty and economic negatives, the interest rate volatility, COVID-19-era supply/demand imbalances, and steep losses that predominated during the first half of the reporting period showed signs of dissipating in the second half. Despite a series of rolling crises—including a string of regional bank failures, the debt ceiling debate, ongoing recession concerns, and still-high inflation—the US economy avoided the worst of potential outcomes, and fixed income returns skewed largely positive over the last six months of the reporting period.

•

Against the backdrop of historic lows in unemployment and still-high inflation, the US Federal Reserve (the Fed) continued its monetary tightening path, raising interest rates by an additional 300 basis points (bps) in a succession of rate hikes over the reporting period. (One basis point equals 0.01%.) Although the Fed raised interest rates by 25 bps and indicated that its inflation fight was not yet over at the July Federal Open Market Committee (FOMC) meeting, the main signal from the meeting was that the end of the rate-hiking cycle was likely close.

•

A sharply higher federal funds rate, coupled with macroeconomic uncertainty, led to enormous volatility being priced into developed market interest rates, with sharply higher front-end rates and lower long-dated yields. From -0.22% on July 31, 2022, the 10-year/2-year US Treasury spread declined to -0.91% at the end of the reporting period, while the 2-year US Treasury yield rose by 199 bps to end the reporting period at 4.88%.

•

Despite elevated volatility, US investment-grade corporate spreads tightened over the reporting period, as expectations for an economic hard landing moderated and fundamentals remained solid. Securitized credit spreads were mixed, with high-quality collateralized loan obligation (CLO) spreads tightening over the reporting period and commercial mortgage-backed securities (CMBS) spreads widening as the commercial real estate sector remained challenged. After posting steep losses in 2022, the emerging markets sector posted positive total returns, and spreads tightened through the first part of 2023 as headwinds turned to tailwinds. Meanwhile, agency mortgage-backed securities (MBS) underperformed versus US Treasuries over the reporting period, as elevated interest rate volatility weighed on the sector over the first half of the reporting period.

8 Visit our website at pgim.com/investments

What worked?

•

Both overall security selection and sector allocation contributed to the Fund’s performance during the reporting period. Within security selection, selection in investment-grade corporates, CMBS, CLOs, and non-agency MBS contributed the most.

•	Within sector allocation, overweights relative to the Index in CLOs, asset-backed securities (ABS), and high yield, along with an underweight in MBS, contributed the most.

•

Within credit, positioning in banking, foreign non-corporates, and aerospace & defense contributed to performance. In individual security selection, the Fund benefited from positioning in JPMorgan Chase & Co. (banking), The Goldman Sachs Group Inc. (banking), and The Boeing Co. (aerospace & defense).

What didn’t work?

•

While overall sector allocation contributed to the Fund’s performance during the reporting period, underweights relative to the Index in investment-grade corporates and emerging markets, along with an overweight in CMBS, detracted.

•

Within credit, selection in electric utilities and finance companies detracted from performance. In individual security selection, the Fund’s positioning in Canadian Pacific Railway Corp. (transportation & environmental services), AT&T Inc. (telecom), and Exelon Corp. (electric utilities) detracted from returns.

•

In aggregate, the Fund’s yield curve and duration positioning detracted from performance, as US Treasury yields rose and the curve inverted further. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. In aggregate, these positions detracted from performance.

Current outlook

•

Although the rate-hike debate continues for the Fed, the increments of its hikes are getting smaller and it declined to raise rates at all at its June 2023 FOMC meeting—signs that most of the increases are behind us and that the hikes to come will increasingly be “fine-tuning” exercises. With the prospect of balance returning to the labor market, PGIM Fixed Income sees a path for core personal consumption expenditures to decelerate below 3.0% by the end of 2023, driven lower by core non-housing services prices.

PGIM Core Bond Fund 9

Strategy and Performance Overview* (continued)

•

Clear and sustained evidence of moderating inflation, coupled with below-trend growth, should be enough, in PGIM Fixed Income’s view, for the Fed to pause its rate-hike campaign at 5.5% prior to initiating a 50-to-75 bps fine-tuning campaign of cuts as early as the fourth quarter of 2023.

•

PGIM Fixed Income sees the US yield curve remaining solidly inverted due to only marginal repricing at the front end. Meanwhile, PGIM Fixed Income believes demand at the back end of the curve should remain consistent—particularly given the relatively high level of rates compared to past years—based on the rolling series of crises that continue to emerge but have yet to produce the more-feared outcomes.

•

With the pace of central bank tightening expected to dramatically downshift in the quarters ahead, and given PGIM Fixed Income’s expectation for interest rate volatility to continue to decline, spreads should remain range bound or, more likely, narrow in the months ahead, boosting fixed income returns. The combination of increased income and the potential for capital appreciation creates an attractive total return profile for those with longer-term time horizons, in PGIM Fixed Income’s view.

•

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term, and the Fund is overweight relative to the Index, to securitized products (CLOs and CMBS). The Fund continues to hold a significant underweight to US Treasuries and agency mortgage-backed securities in favor of more attractive opportunities across spread sectors.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

10 Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Core Bond Fund 11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Core Bond Fund		Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$989.50	0.65%	$3.21
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class C	Actual	$1,000.00	$985.60	1.45%	$7.14
	Hypothetical	$1,000.00	$1,017.60	1.45%	$7.25

Class R	Actual	$1,000.00	$988.00	0.95%	$4.68
	Hypothetical	$1,000.00	$1,020.08	0.95%	$4.76

Class Z	Actual	$1,000.00	$991.00	0.33%	$1.63
	Hypothetical	$1,000.00	$1,023.16	0.33%	$1.66

Class R6	Actual	$1,000.00	$991.10	0.32%	$1.58
	Hypothetical	$1,000.00	$1,023.21	0.32%	$1.61

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12 Visit our website at pgim.com/investments

Schedule of Investments

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 99.0%

ASSET-BACKED SECURITIES 21.3%

Automobiles 5.3%

Americredit Automobile Receivables Trust,
Series 2023-01, Class C	5.800%	12/18/28	2,100	$2,079,971
AmeriCredit Automobile Receivables Trust,
Series 2019-02, Class C	2.740	04/18/25	150	149,857
Series 2019-03, Class C	2.320	07/18/25	771	765,164
Series 2021-02, Class C	1.010	01/19/27	1,300	1,193,771
Series 2021-03, Class C	1.410	08/18/27	1,400	1,265,587
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-01A, Class A, 144A	3.700	09/20/24	367	365,870
Series 2018-02A, Class A, 144A	4.000	03/20/25	500	495,851
Series 2019-02A, Class A, 144A	3.350	09/22/25	1,100	1,071,112
Series 2019-03A, Class A, 144A	2.360	03/20/26	1,700	1,613,434
Series 2020-01A, Class A, 144A	2.330	08/20/26	1,200	1,121,566
Series 2021-01A, Class A, 144A	1.380	08/20/27	3,500	3,080,014
Series 2021-02A, Class A, 144A	1.660	02/20/28	3,800	3,304,404
Series 2022-01A, Class A, 144A	3.830	08/21/28	4,800	4,455,898
Series 2023-02A, Class A, 144A	5.200	10/20/27	2,000	1,958,746
BOF VII AL Funding Trust I,
Series 2023-CAR03, Class A2, 144A	6.291	07/26/32	3,231	3,221,076
Series 2023-CAR03, Class B, 144A	6.632	07/26/32	1,254	1,249,993
CarMax Auto Owner Trust,
Series 2021-02, Class C	1.340	02/16/27	1,100	1,009,901
Series 2021-04, Class C	1.380	07/15/27	800	718,867
Series 2022-01, Class C	2.200	11/15/27	1,300	1,190,286
Series 2022-01, Class D	2.470	07/17/28	600	543,146
Ford Credit Auto Owner Trust,
Series 2019-01, Class A, 144A	3.520	07/15/30	600	594,231
Series 2020-02, Class A, 144A	1.060	04/15/33	1,100	997,390
Series 2021-01, Class B, 144A	1.610	10/17/33	630	562,075
Series 2021-02, Class B, 144A	1.910	05/15/34	600	530,164
Series 2023-01, Class A, 144A	4.850	08/15/35	4,200	4,137,026
Ford Credit Floorplan Master Owner Trust,
Series 2020-02, Class A	1.060	09/15/27	2,800	2,548,862
GLS Auto Receivables Issuer Trust,
Series 2021-04A, Class B, 144A	1.530	04/15/26	1,700	1,663,065
GM Financial Revolving Receivables Trust,
Series 2021-01, Class B, 144A	1.490	06/12/34	200	174,719
Hertz Vehicle Financing III LLC,
Series 2023-01A, Class A, 144A	5.490	06/25/27	3,800	3,743,078
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A	1.680	12/27/27	1,900	1,662,697

See Notes to Financial Statements.

PGIM Core Bond Fund 13

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Automobiles (cont’d.)

Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A	1.210%	12/26/25	2,200	$2,069,762
Series 2022-02A, Class A, 144A	2.330	06/26/28	5,500	4,834,259
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630	09/14/27	4,100	3,955,805
Series 2021-01A, Class B, 144A	1.260	07/14/28	2,700	2,444,812
Series 2023-01A, Class A, 144A	5.410	11/14/29	4,800	4,719,611
Santander Drive Auto Receivables Trust,
Series 2020-04, Class C	1.010	01/15/26	104	104,045
Series 2021-02, Class C	0.900	06/15/26	570	563,127
Series 2021-02, Class D	1.350	07/15/27	2,300	2,182,372
Series 2021-03, Class C	0.950	09/15/27	1,764	1,735,094
Series 2021-04, Class C	1.260	02/16/27	2,800	2,704,150
Series 2022-01, Class C	2.560	04/17/28	1,800	1,724,135
Series 2023-01, Class C	5.090	05/15/30	800	779,658
Series 2023-03, Class C	5.770	11/15/30	1,500	1,495,754
SFS Auto Receivables Securitization Trust,
Series 2023-01A, Class B, 144A	5.710	01/22/30	300	301,297
Series 2023-01A, Class C, 144A	5.970	02/20/31	500	497,528
Toyota Auto Loan Extended Note Trust,
Series 2020-01A, Class A, 144A	1.350	05/25/33	1,000	926,790
Wheels Fleet Lease Funding LLC,
Series 2023-01A, Class A, 144A	5.800	04/18/38	4,400	4,378,854
World Omni Select Auto Trust,
Series 2019-A, Class C	2.380	12/15/25	195	193,645
Series 2021-A, Class C	1.090	11/15/27	600	545,921

				83,624,440

Collateralized Loan Obligations 14.7%

AGL CLO Ltd. (Cayman Islands),
Series 2021-14A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.745(c)	12/02/34	5,250	5,194,875
Allegro CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1A, 144A, 3 Month SOFR + 1.652% (Cap N/A, Floor 1.390%)	6.972(c)	01/19/33	5,000	4,972,500
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-17A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.740(c)	07/15/34	6,500	6,418,750
Apidos CLO Ltd. (United Kingdom),
Series 2023-44A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	7.057(c)	04/26/35	7,500	7,552,593

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Apres Static CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 0.000%)	6.640%(c)	10/15/28	1,198	$1,190,964
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-03A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	6.755(c)	10/21/34	6,500	6,390,486
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.715(c)	01/20/32	5,000	4,954,752
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.788(c)	07/20/34	3,100	3,071,657
Barings CLO Ltd. (Cayman Islands),
Series LP-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	6.688(c)	01/20/34	11,750	11,710,945
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R2, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	6.642(c)	07/18/30	912	905,142
Series 2016-10A, Class A1R2, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	6.777(c)	01/25/35	400	396,121
Series 2017-11A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.757(c)	04/24/34	5,500	5,438,422
Series 2019-16A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.708(c)	12/19/32	3,250	3,226,129
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.668(c)	01/20/32	10,213	10,169,801
Carlyle US CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 0.000%)	6.608(c)	04/20/31	993	984,467
Series 2021-05A, Class A1, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.708(c)	07/20/34	7,000	6,928,768
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	6.768(c)	07/20/34	8,500	8,398,000
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.770(c)	10/17/31	1,000	997,500
Series 2021-05A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.402%)	6.710(c)	07/15/34	2,000	1,980,760

See Notes to Financial Statements.

PGIM Core Bond Fund 15

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Clover CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.362%)	6.713%(c)	10/25/33	11,000	$10,894,004
Crown Point CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.690(c)	01/17/34	5,500	5,406,090
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)	6.850(c)	07/15/29	140	139,520
Series 2021-13A, Class A1, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)	6.760(c)	07/15/34	3,500	3,461,277
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	6.738(c)	04/20/34	7,000	6,948,882
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.757(c)	01/22/31	491	487,877
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 0.000%)	6.641(c)	04/26/31	1,000	986,461
Series 2020-03RA, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.290%)	6.896(c)	04/15/33	6,500	6,417,054
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1RR, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	6.728(c)	04/20/34	4,125	4,078,388
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)	6.326(c)	02/05/31	233	231,304
ICG US CLO Ltd. (Cayman Islands),
Series 2015-02RA, Class A1, 144A, 3 Month SOFR + 1.632% (Cap N/A, Floor 1.370%)	6.940(c)	01/16/33	1,400	1,396,965
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.788(c)	01/20/35	9,000	8,766,653
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	6.750(c)	01/15/31	469	466,412
Logan CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	6.748(c)	07/20/34	5,250	5,202,799
Madison Park Funding Ltd. (Cayman Islands),
Series 12A, Class AR, 144A, 3 Month SOFR + 1.092% (Cap N/A, Floor 0.000%)	6.437(c)	04/22/27	1,622	1,614,915

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Madison Park Funding Ltd. (Cayman Islands), (cont’d.)
Series 2015-18A, Class ARR, 144A, 3 Month SOFR + 1.202% (Cap N/A, Floor 0.940%)	6.535%(c)	10/21/30	11,324	$11,236,175
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.715(c)	04/21/31	914	905,420
Series 2018-09A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)	6.738(c)	07/20/31	1,250	1,241,435
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 0.000%)	6.690(c)	07/15/31	1,991	1,974,966
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	6.720(c)	06/20/34	9,750	9,639,414
Series 2019-20A, Class A1R, 144A, 3 Month SOFR + 1.592% (Cap N/A, Floor 1.330%)	6.943(c)	01/25/32	2,500	2,479,215
Ocean Trails CLO (Cayman Islands),
Series 2014-05A, Class ARR, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.280%)	6.843(c)	10/13/31	8,355	8,278,970
OCP CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R2, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	6.558(c)	01/15/33	3,500	3,446,555
Octagon Investment Partners 31 Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month SOFR + 1.312% (Cap N/A, Floor 1.050%)	6.638(c)	07/20/30	3,386	3,364,063
OZLM Funding Ltd. (Cayman Islands),
Series 2013-04A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)	6.857(c)	10/22/30	653	650,666
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)	6.881(c)	10/30/30	330	327,597
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)	6.700(c)	01/17/31	795	793,623
Series 2015-01A, Class A1A4, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	6.509(c)	05/21/34	7,000	6,906,200
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	6.660(c)	06/20/34	6,500	6,451,866
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.437% (Cap N/A, Floor 1.175%)	6.788(c)	07/25/31	250	248,630

See Notes to Financial Statements.

PGIM Core Bond Fund 17

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)	6.618%(c)	04/20/31	980	$970,723
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1A, 144A, 3 Month SOFR + 1.582% (Cap N/A, Floor 1.320%)	6.908(c)	10/20/32	5,000	4,990,000
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.332%)	6.682(c)	01/26/31	979	968,078
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	6.668(c)	01/20/32	1,300	1,284,353
Symphony CLO Ltd. (Cayman Islands),
Series 2016-18A, Class A1RR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.707(c)	07/23/33	4,250	4,192,708
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	6.810(c)	01/17/30	659	653,628
TICP CLO Ltd. (Cayman Islands),
Series 2017-09A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	6.728(c)	01/20/31	904	901,106
Tikehau US CLO Ltd. (Bermuda),
Series 2023-01A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)	7.466(c)	07/15/34	5,500	5,530,421
Trimaran Cavu Ltd.,
Series 2019-01A, Class A1, 144A, 3 Month SOFR + 1.722% (Cap N/A, Floor 1.460%)	7.048(c)	07/20/32	1,250	1,249,048
Voya CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1AR, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 0.000%)	6.780(c)	10/15/30	629	621,100
Series 2015-01A, Class A1R, 144A, 3 Month SOFR + 1.162% (Cap N/A, Floor 0.900%)	6.472(c)	01/18/29	366	364,871
Series 2016-01A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	6.658(c)	01/20/31	924	920,771
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.670(c)	07/17/31	2,500	2,463,435
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month SOFR + 1.552% (Cap N/A, Floor 0.000%)	6.860(c)	04/15/30	157	156,000

				230,592,270

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans 0.5%

OneMain Financial Issuance Trust,
Series 2020-01A, Class A, 144A	3.840%	05/14/32	126	$126,043
Series 2020-02A, Class A, 144A	1.750	09/14/35	2,600	2,336,555
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)	5.828(c)	06/16/36	2,800	2,736,847
Series 2022-02A, Class A, 144A	4.890	10/14/34	2,360	2,308,707
Oportun Issuance Trust,
Series 2022-02, Class A, 144A	5.940	10/09/29	863	859,842

				8,367,994

Credit Cards 0.1%

Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7	3.960	10/13/30	2,100	2,004,842

Equipment 0.2%

MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A	2.720	06/15/40	555	540,442
Series 2018-A, Class A5, 144A	3.610	03/10/42	18	17,482
Series 2019-A, Class A5, 144A	3.080	11/12/41	800	778,440
Series 2019-B, Class A5, 144A	2.290	11/12/41	1,200	1,111,984

				2,448,348

Home Equity Loans 0.0%

Option One Mortgage Loan Trust,
Series 2005-03, Class M2, 1 Month SOFR + 0.849% (Cap N/A, Floor 0.735%)	6.147(c)	08/25/35	23	22,887
Towd Point HE Trust,
Series 2023-01, Class A1A, 144A	6.875	02/25/63	468	469,186

				492,073

Other 0.1%

Home Partners of America Trust,
Series 2021-03, Class A, 144A	2.200	01/17/41	1,121	955,338

Student Loans 0.4%

Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A	2.680	09/25/42	175	158,412
Series 2018-AGS, Class A1, 144A	3.210	02/25/44	133	122,299
Series 2020-AGS, Class A, 144A	1.980	08/25/50	608	518,167

See Notes to Financial Statements.

PGIM Core Bond Fund 19

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Student Loans (cont’d.)

ELFI Graduate Loan Program LLC,
Series 2020-A, Class A, 144A	1.730%	08/25/45	1,010	$873,338
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A	2.810	11/25/42	16	15,823
Series 2018-B, Class A2FX, 144A	3.540	05/26/43	37	36,736
Series 2019-A, Class A2FX, 144A	2.730	10/25/48	71	68,587
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A	3.190	02/18/42	9	9,348
Series 2018-CA, Class A2, 144A	3.520	06/16/42	51	49,991
Series 2019-CA, Class A2, 144A	3.130	02/15/68	265	250,344
Series 2020-BA, Class A2, 144A	2.120	01/15/69	523	474,543
Series 2020-DA, Class A, 144A	1.690	05/15/69	399	358,466
Pennsylvania Higher Education Assistance Agency,
Series 2021-01A, Class A, 144A, 30 Day Average SOFR + 0.644% (Cap N/A, Floor 0.530%)	5.713(c)	05/25/70	1,686	1,634,412
SoFi Professional Loan Program LLC,
Series 2017-F, Class A2FX, 144A	2.840	01/25/41	242	232,993
Series 2019-A, Class A2FX, 144A	3.690	06/15/48	391	374,069
Series 2019-C, Class A2FX, 144A	2.370	11/16/48	477	439,728
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A	3.340	08/25/47	190	183,478
Series 2020-A, Class A2FX, 144A	2.540	05/15/46	880	808,615
Series 2020-C, Class AFX, 144A	1.950	02/15/46	460	412,440

				7,021,789

TOTAL ASSET-BACKED SECURITIES (cost $343,276,966)				335,507,094

COMMERCIAL MORTGAGE-BACKED SECURITIES 13.0%

Arbor Multifamily Mortgage Securities Trust,
Series 2020-MF01, Class A4, 144A	2.495	05/15/53	5,500	4,677,771
Series 2021-MF02, Class A4, 144A	2.252	06/15/54	8,900	7,246,897
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A	3.172	05/15/49	226	216,774
BANK,
Series 2019-BN20, Class A2	2.758	09/15/62	5,678	4,850,403
Series 2019-BN23, Class A2	2.669	12/15/52	2,200	1,886,609
Series 2020-BN25, Class A4	2.399	01/15/63	3,800	3,210,426
Series 2020-BN26, Class A3	2.155	03/15/63	5,000	4,135,953
Series 2020-BN27, Class A4	1.901	04/15/63	4,700	3,720,043
Series 2020-BN29, Class A3	1.742	11/15/53	2,600	2,001,002
Series 2021-BN32, Class A4	2.349	04/15/54	9,000	7,449,228

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
BANK, (cont’d.)
Series 2021-BN34, Class A4	2.156%	06/15/63	7,000	$5,592,099
Series 2021-BN38, Class A4	2.275	12/15/64	5,700	4,613,113
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A	2.937	08/14/36	500	432,504
Series 2018-TALL, Class A, 144A, 1 Month SOFR + 0.919% (Cap N/A, Floor 0.872%)	6.141(c)	03/15/37	6,000	5,465,050
Series 2020-C07, Class A4	1.786	04/15/53	5,700	4,588,017
Series 2021-C10, Class ASB	2.268	07/15/54	5,275	4,539,283
Benchmark Mortgage Trust,
Series 2018-B01, Class A4	3.402	01/15/51	864	808,000
Series 2018-B03, Class A4	3.761	04/10/51	1,150	1,061,948
Series 2019-B10, Class A3	3.455	03/15/62	2,500	2,251,943
Series 2020-B17, Class A4	2.042	03/15/53	1,800	1,448,823
Series 2020-B21, Class A4	1.704	12/17/53	2,600	2,066,891
Series 2020-IG03, Class A2, 144A	2.475	09/15/48	5,500	5,142,512
Series 2021-B24, Class A3	2.010	03/15/54	2,600	2,184,667
Series 2021-B31, Class A4	2.420	12/15/54	6,400	5,194,122
Series 2023-B38, Class A2	5.626	04/15/56	6,000	5,879,569
Series 2023-B39, Class A2	6.794(cc)	07/15/56	7,000	7,173,963
Series 2023-V03, Class A3	6.363	07/15/56	7,000	7,174,464
BMO Mortgage Trust,
Series 2023-5C1, Class A3	6.534	08/15/56	7,200	7,424,662
Cantor Commercial Real Estate Lending,
Series 2019-CF03, Class A3	2.752	01/15/53	2,900	2,468,951
CD Mortgage Trust,
Series 2016-CD01, Class A3	2.459	08/10/49	434	397,683
Series 2019-CD08, Class A3	2.657	08/15/57	2,700	2,284,010
CF Mortgage Trust,
Series 2020-P01, Class A1, 144A	2.840(cc)	04/15/25	2,838	2,672,446
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2	3.585	12/10/54	1,760	1,648,927
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class A4	2.878	02/10/48	1,162	1,119,339
Series 2016-C03, Class A3	2.896	11/15/49	883	809,566
Series 2016-P03, Class A3	3.063	04/15/49	4,535	4,263,635
Series 2017-P08, Class A3	3.203	09/15/50	1,700	1,551,702
Series 2019-C07, Class A3	2.860	12/15/72	1,120	954,853
Series 2019-GC41, Class A4	2.620	08/10/56	3,000	2,584,243
Commercial Mortgage Trust,
Series 2015-DC01, Class A5	3.350	02/10/48	1,510	1,442,368
Series 2015-PC01, Class A4	3.620	07/10/50	824	791,602
Series 2016-COR01, Class A3	2.826	10/10/49	792	725,762

See Notes to Financial Statements.

PGIM Core Bond Fund 21

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

CSAIL Commercial Mortgage Trust,
Series 2017-C08, Class A3	3.127%	06/15/50	1,144	$1,026,300
Series 2021-C20, Class A2	2.486	03/15/54	5,531	4,594,234
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4	2.632	08/10/49	484	441,177
Series 2020-C09, Class A4	1.644	08/15/53	5,800	4,690,327
Fannie Mae-Aces,
Series 2018-M10, Class A1	3.357(cc)	07/25/28	31	30,630
Series 2019-M21, Class 3A1	2.100	06/25/34	2,542	2,324,515
Series 2019-M25, Class A1	2.142	11/25/29	353	346,237
FHLMC Multifamily Structured Pass-Through Certificates,
Series KW08, Class A2	3.600	01/25/29	4,500	4,236,195
GS Mortgage Securities Corp. Trust,
Series 2021-RENT, Class A, 144A, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)	6.078(c)	11/21/35	1,386	1,317,780
GS Mortgage Securities Trust,
Series 2015-GC30, Class A3	3.119	05/10/50	942	900,722
Series 2015-GC34, Class A3	3.244	10/10/48	4,139	3,932,762
Series 2021-GSA03, Class A4	2.369	12/15/54	7,000	5,624,477
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C27, Class A3A1	2.920	02/15/48	865	815,359
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP05, Class A4	3.457	03/15/50	284	269,790
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4	3.414	03/15/50	1,009	938,905
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3	2.559	08/15/49	692	635,830
Series 2016-JP03, Class A4	2.627	08/15/49	483	437,975
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A3, 144A	3.289	07/12/50	1,188	1,089,786
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A3	2.791	11/15/49	900	815,233
Series 2016-UB11, Class A3	2.531	08/15/49	1,807	1,642,035
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A4	3.212	11/15/50	1,800	1,651,394
Series 2018-C09, Class A3	3.854	03/15/51	727	669,476
Series 2018-C14, Class A3	4.180	12/15/51	1,150	1,080,796
Series 2019-C18, Class A3	2.782	12/15/52	4,400	3,745,020
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK01, Class A2	2.399	08/15/49	1,193	1,079,954
Series 2016-C35, Class A3	2.674	07/15/48	1,680	1,554,819
Series 2016-NXS06, Class A3	2.642	11/15/49	1,500	1,385,555
Series 2017-C38, Class A4	3.190	07/15/50	940	863,908

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

Wells Fargo Commercial Mortgage Trust, (cont’d.)
Series 2017-RB01, Class A4	3.374%	03/15/50	1,012	$923,594
Series 2018-C46, Class A3	3.888	08/15/51	2,000	1,865,223
Series 2019-C49, Class A3	3.749	03/15/52	3,000	2,848,791
Series 2019-C50, Class A4	3.466	05/15/52	2,500	2,280,517
Series 2019-C52, Class A3	2.631	08/15/52	2,000	1,914,027
Series 2020-C57, Class A3	1.864	08/15/53	5,300	4,280,204
Series 2021-C59, Class A3	1.958	04/15/54	5,921	5,022,134

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $233,209,452)				203,427,504

CORPORATE BONDS 30.7%

Aerospace & Defense 0.5%

BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	3.400	04/15/30	335	302,158
Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	1,530	1,411,974
Sr. Unsec’d. Notes	3.550	03/01/38	495	387,767
Sr. Unsec’d. Notes	3.625	02/01/31	5,450	4,936,001
Sr. Unsec’d. Notes	3.850	11/01/48	455	338,326
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A	5.696	09/16/23	375	373,688
HEICO Corp.,
Gtd. Notes	5.250	08/01/28	725	723,032
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes	3.832	04/27/25	30	29,131

				8,502,077

Agriculture 1.0%

Altria Group, Inc.,
Gtd. Notes(a)	3.400	05/06/30	630	556,866
Gtd. Notes	3.400	02/04/41	2,010	1,400,204
BAT Capital Corp. (United Kingdom),
Gtd. Notes	2.259	03/25/28	1,910	1,650,976
Gtd. Notes	2.726	03/25/31	2,180	1,738,051
Gtd. Notes	3.557	08/15/27	455	422,259
Gtd. Notes	6.343	08/02/30	710	710,000
BAT International Finance PLC (United Kingdom),
Gtd. Notes	5.931	02/02/29	220	220,120
Gtd. Notes, 144A	3.950	06/15/25	1,510	1,462,749

See Notes to Financial Statements.

PGIM Core Bond Fund 23

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture (cont’d.)

Philip Morris International, Inc.,
Sr. Unsec’d. Notes	5.125%	02/15/30	7,955	$7,903,171

				16,064,396

Airlines 0.1%

American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates	3.375	11/01/28	63	56,690
Delta Air Lines 2020-1 Class AA Pass-Through Trust,
Pass-Through Certificates	2.000	12/10/29	566	498,773
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.875	04/07/30	284	251,050
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.700	11/01/33	387	327,773

				1,134,286

Auto Manufacturers 0.4%

Ford Motor Co.,
Sr. Unsec’d. Notes	5.291	12/08/46	285	235,038
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	900	884,423
General Motors Financial Co., Inc.,
Gtd. Notes	3.850	01/05/28	490	458,444
Gtd. Notes	4.350	01/17/27	180	173,358
Sr. Unsec’d. Notes	2.700	08/20/27	375	335,989
Sr. Unsec’d. Notes	3.600	06/21/30	2,655	2,320,853
Sr. Unsec’d. Notes	5.800	06/23/28	2,705	2,716,111

				7,124,216

Banks 9.6%

Banco Santander SA (Spain),
Sr. Unsec’d. Notes	1.849	03/25/26	200	179,996
Bank Gospodarstwa Krajowego (Poland),
Gov’t. Gtd. Notes, 144A, MTN	5.375	05/22/33	1,495	1,491,263
Bank of America Corp.,
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	12,960	10,730,615
Sr. Unsec’d. Notes	5.288(ff)	04/25/34	1,530	1,517,649
Sr. Unsec’d. Notes, GMTN	3.593(ff)	07/21/28	1,595	1,488,059
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	2,705	2,268,224
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	1,720	1,626,177
Sr. Unsec’d. Notes, MTN	3.974(ff)	02/07/30	400	371,956

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Bank of America Corp., (cont’d.)
Sr. Unsec’d. Notes, MTN	4.271%(ff)	07/23/29	320	$304,049
Sr. Unsec’d. Notes, Series N	1.658(ff)	03/11/27	105	94,696
Sub. Notes, MTN	4.000	01/22/25	800	779,452
Sub. Notes, MTN	4.450	03/03/26	1,500	1,460,322
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.650	03/16/25	200	193,045
Sr. Unsec’d. Notes	3.932(ff)	05/07/25	1,780	1,747,226
Sr. Unsec’d. Notes, MTN	4.972(ff)	05/16/29	400	382,833
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.323(ff)	01/13/27	3,075	2,753,032
Sr. Unsec’d. Notes, 144A	1.675(ff)	06/30/27	1,425	1,265,767
Sr. Unsec’d. Notes, 144A	1.904(ff)	09/30/28	1,385	1,185,973
Sr. Unsec’d. Notes, 144A	2.219(ff)	06/09/26	395	368,144
Sr. Unsec’d. Notes, 144A	5.335(ff)	06/12/29	465	460,929
Sr. Unsec’d. Notes, 144A, MTN	3.052(ff)	01/13/31	1,080	922,897
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	2.375	01/14/25	2,650	2,500,677
Sr. Unsec’d. Notes, 144A, MTN	3.250	01/11/28	625	569,415
Citigroup, Inc.,
Sr. Unsec’d. Notes	1.122(ff)	01/28/27	8,090	7,230,410
Sr. Unsec’d. Notes	2.561(ff)	05/01/32	1,415	1,153,996
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	1,400	1,185,060
Sr. Unsec’d. Notes	3.200	10/21/26	290	272,059
Sr. Unsec’d. Notes	3.400	05/01/26	350	332,968
Sr. Unsec’d. Notes	3.520(ff)	10/27/28	180	166,977
Sr. Unsec’d. Notes	3.668(ff)	07/24/28	490	457,915
Sr. Unsec’d. Notes	3.887(ff)	01/10/28	670	635,094
Sub. Notes	4.400	06/10/25	4,000	3,899,133
Sub. Notes	4.450	09/29/27	840	807,564
Sub. Notes	4.600	03/09/26	945	922,199
Sub. Notes	4.750	05/18/46	460	395,789
Sub. Notes	6.174(ff)	05/25/34	900	913,076
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN	1.907(ff)	06/16/26	1,045	969,845
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	2.129(ff)	11/24/26	1,530	1,386,624
Sr. Unsec’d. Notes	7.146(ff)	07/13/27	525	535,624
Discover Bank,
Sr. Unsec’d. Notes	4.200	08/08/23	250	249,888
Fifth Third Bancorp,
Sr. Unsec’d. Notes	6.339(ff)	07/27/29	1,310	1,334,192

See Notes to Financial Statements.

PGIM Core Bond Fund 25

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.431%(ff)	03/09/27	3,075	$2,756,289
Sr. Unsec’d. Notes	1.542(ff)	09/10/27	3,405	3,006,486
Sr. Unsec’d. Notes	3.272(ff)	09/29/25	1,160	1,125,213
Sr. Unsec’d. Notes	3.500	01/23/25	75	72,655
Sr. Unsec’d. Notes	3.500	04/01/25	1,230	1,186,032
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	1,585	1,476,276
Sr. Unsec’d. Notes	3.850	01/26/27	475	453,228
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	125	118,532
Sub. Notes	5.150	05/22/45	335	314,639
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes	3.550	04/09/24	200	196,867
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A	7.778(ff)	06/20/54	855	864,469
Sr. Unsec’d. Notes, Series XR, 144A	4.000	09/23/29	1,790	1,562,440
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series II	4.000(ff)	04/01/25(oo)	3,920	3,628,071
Sr. Unsec’d. Notes	0.824(ff)	06/01/25	900	860,886
Sr. Unsec’d. Notes	1.040(ff)	02/04/27	4,160	3,712,260
Sr. Unsec’d. Notes	1.578(ff)	04/22/27	215	193,578
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	2,565	2,128,159
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	7,000	6,073,727
Sr. Unsec’d. Notes	2.947(ff)	02/24/28	215	197,967
Sr. Unsec’d. Notes	3.964(ff)	11/15/48	355	291,347
Sr. Unsec’d. Notes	4.005(ff)	04/23/29	3,585	3,392,279
Sr. Unsec’d. Notes	4.323(ff)	04/26/28	165	159,756
Sub. Notes	2.956(ff)	05/13/31	1,855	1,593,885
Sub. Notes	3.875	09/10/24	375	367,543
Sub. Notes	4.250	10/01/27	375	363,257
Morgan Stanley,
Sr. Unsec’d. Notes	1.593(ff)	05/04/27	5,600	5,025,185
Sr. Unsec’d. Notes	5.449(ff)	07/20/29	1,930	1,933,896
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	960	763,631
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	760	711,104
Sr. Unsec’d. Notes, GMTN	3.875	01/27/26	470	453,649
Sr. Unsec’d. Notes, GMTN	4.000	07/23/25	455	443,328
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	1,200	1,145,347
Sr. Unsec’d. Notes, MTN(a)	1.928(ff)	04/28/32	4,245	3,316,496
Sr. Unsec’d. Notes, MTN	2.720(ff)	07/22/25	1,500	1,452,381
Sr. Unsec’d. Notes, MTN	3.591(cc)	07/22/28	310	288,486
Sr. Unsec’d. Notes, Series F, MTN	3.875	04/29/24	365	360,029
Sub. Notes, GMTN	4.350	09/08/26	3,800	3,673,486

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes	1.642%(ff)	06/14/27	1,830	$1,616,990
Sr. Unsec’d. Notes	5.076(ff)	01/27/30	720	689,845
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	5.582(ff)	06/12/29	2,655	2,659,191
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	1.488(ff)	12/14/26	3,800	3,394,756
Sr. Unsec’d. Notes, 144A	2.797(ff)	01/19/28	275	245,258
Sr. Unsec’d. Notes, 144A, MTN	1.792(ff)	06/09/27	1,020	899,701
Sr. Unsec’d. Notes, 144A, MTN	6.447(ff)	01/12/27	1,350	1,356,846
State Bank of India (India),
Sr. Unsec’d. Notes, 144A	4.375	01/24/24	630	624,702
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	2.348	01/15/25	2,520	2,399,882
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%	10.038(c)	09/30/24	1,702	1,609,304
Truist Bank,
Sub. Notes	2.250	03/11/30	2,840	2,267,095
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN	5.867(ff)	06/08/34	330	332,803
U.S. Bancorp,
Sr. Unsec’d. Notes(a)	5.836(ff)	06/12/34	4,555	4,619,930
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	2.193(ff)	06/05/26	555	513,375
Sr. Unsec’d. Notes, 144A	2.593(ff)	09/11/25	1,730	1,658,638
Sr. Unsec’d. Notes, 144A	3.126(ff)	08/13/30	1,180	1,005,294
Sr. Unsec’d. Notes, 144A	3.869(ff)	01/12/29	870	793,875
Sr. Unsec’d. Notes, 144A	4.282	01/09/28	350	328,307
Wells Fargo & Co.,
Sr. Unsec’d. Notes	5.389(ff)	04/24/34	1,585	1,572,958
Sr. Unsec’d. Notes	5.574(ff)	07/25/29	5,045	5,069,142
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	2,740	2,314,779
Sr. Unsec’d. Notes, MTN	5.013(ff)	04/04/51	2,300	2,145,072

				151,291,411

Beverages 0.3%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc. (Belgium),
Gtd. Notes	4.700	02/01/36	180	174,583
Gtd. Notes	4.900	02/01/46	1,675	1,588,245

See Notes to Financial Statements.

PGIM Core Bond Fund 27

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages (cont’d.)

Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	5.450%	01/23/39	975	$1,005,063
Constellation Brands, Inc.,
Gtd. Notes	4.650	11/15/28	450	442,081
Sr. Unsec’d. Notes	2.250	08/01/31	1,030	832,933
Diageo Capital PLC (United Kingdom),
Gtd. Notes	2.125	04/29/32	1,665	1,350,312

				5,393,217

Biotechnology 0.3%

Amgen, Inc.,
Sr. Unsec’d. Notes	5.250	03/02/33	3,930	3,921,102
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	2.500	09/01/23	220	219,451

				4,140,553

Building Materials 0.1%

Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes, Series CB	2.500	03/15/30	885	748,494
Owens Corning,
Sr. Unsec’d. Notes	4.400	01/30/48	825	685,236

				1,433,730

Chemicals 0.1%

LYB International Finance III LLC,
Gtd. Notes	4.200	05/01/50	1,070	821,262
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	5.250	01/15/45	248	229,625
Sasol Financing USA LLC (South Africa),
Gtd. Notes	5.875	03/27/24	200	197,516
Gtd. Notes	6.500	09/27/28	400	367,820

				1,616,223

Commercial Services 0.4%

ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23	580	575,173
Gtd. Notes, 144A	4.500	02/15/45	75	65,093
Experian Finance PLC,
Gtd. Notes, 144A	2.750	03/08/30	1,735	1,480,160

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Georgetown University (The),
Sr. Unsec’d. Notes	5.115%	04/01/53	670	$661,073
Global Payments, Inc.,
Sr. Unsec’d. Notes	2.650	02/15/25	575	548,439
Massachusetts Institute of Technology,
Unsec’d. Notes	3.885	07/01/2116	700	530,441
President & Fellows of Harvard College,
Unsec’d. Notes	3.300	07/15/56	160	120,648
Trustees of Boston College,
Unsec’d. Notes	3.129	07/01/52	637	465,503
University of Notre Dame du Lac,
Unsec’d. Notes, Series 2017	3.394	02/15/48	365	292,288
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	4.125	03/15/29	1,185	1,140,024

				5,878,842

Computers 0.1%

Apple, Inc.,
Sr. Unsec’d. Notes	3.850	08/04/46	525	457,038
NetApp, Inc.,
Sr. Unsec’d. Notes	1.875	06/22/25	1,470	1,374,065

				1,831,103

Diversified Financial Services 0.8%

BOC Aviation USA Corp. (China),
Gtd. Notes, 144A, MTN	1.625	04/29/24	635	614,645
Cboe Global Markets, Inc.,
Sr. Unsec’d. Notes	1.625	12/15/30	2,900	2,297,691
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes	1.650	03/11/31	2,970	2,298,544
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	2.625	10/15/31	95	74,311
Sr. Unsec’d. Notes	5.875	07/21/28	2,460	2,453,832
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	2.608	07/14/31	565	445,299
Sr. Unsec’d. Notes	6.070	07/12/28	3,905	3,935,257

				12,119,579

See Notes to Financial Statements.

PGIM Core Bond Fund 29

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric 3.0%

Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN	2.000%	04/29/28	515	$455,008
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes	4.250	09/15/48	830	712,509
Alabama Power Co.,
Sr. Unsec’d. Notes	2.800	04/01/25	75	71,807
Alfa Desarrollo SpA (Chile),
Sr. Sec’d. Notes, 144A	4.550	09/27/51	657	498,227
Ameren Illinois Co.,
First Mortgage	3.700	12/01/47	625	497,456
Arizona Public Service Co.,
Sr. Unsec’d. Notes	2.200	12/15/31	2,875	2,253,092
Sr. Unsec’d. Notes	3.350	05/15/50	485	333,497
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series Z	2.400	09/01/26	190	175,020
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	3.700	09/01/49	495	368,528
Cleco Corporate Holdings LLC,
Sr. Unsec’d. Notes	3.375	09/15/29	305	258,722
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A	4.688	05/15/29	1,600	1,455,376
Commonwealth Edison Co.,
First Mortgage	3.700	03/01/45	40	31,671
First Mortgage	4.000	03/01/48	115	95,501
First Mortgage, Series 123	3.750	08/15/47	775	613,256
First Mortgage, Series 130	3.125	03/15/51	95	66,501
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 2017	3.875	06/15/47	805	635,321
Sr. Unsec’d. Notes, Series C	4.300	12/01/56	40	32,934
Consumers Energy Co.,
First Mortgage	3.250	08/15/46	155	113,449
Delmarva Power & Light Co.,
First Mortgage	4.150	05/15/45	60	49,190
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series D	2.850	08/15/26	55	51,110
DTE Electric Co.,
General Ref. Mortgage, Series A	4.050	05/15/48	370	308,892
DTE Energy Co.,
Sr. Unsec’d. Notes	2.850	10/01/26	350	324,067
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650	09/01/26	145	134,435

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Duke Energy Corp., (cont’d.)
Sr. Unsec’d. Notes	3.950%	08/15/47	185	$142,313
Duke Energy Florida LLC,
First Mortgage	3.400	10/01/46	185	136,847
First Mortgage	4.200	07/15/48	205	172,965
Duke Energy Progress LLC,
First Mortgage	2.500	08/15/50	1,860	1,149,053
First Mortgage	3.700	10/15/46	75	57,737
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.650	09/10/24	655	630,256
Gtd. Notes, 144A	3.500	04/06/28	475	434,932
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes, 144A	3.400	01/28/30	200	166,438
Entergy Arkansas LLC,
First Mortgage	2.650	06/15/51	2,220	1,376,982
Entergy Louisiana LLC,
Collateral Trust	4.000	03/15/33	170	154,440
Entergy Texas, Inc.,
First Mortgage	4.500	03/30/39	1,000	895,719
Evergy, Inc.,
Sr. Unsec’d. Notes	2.450	09/15/24	2,135	2,054,513
Eversource Energy,
Sr. Unsec’d. Notes, Series M	3.300	01/15/28	335	309,479
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26	217	201,099
Georgia Power Co.,
Sr. Unsec’d. Notes, Series B	2.650	09/15/29	1,005	871,662
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes	4.250	05/01/30	240	218,822
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	235	218,494
Sr. Sec’d. Notes, Series 6, 144A	5.000	11/12/24	1,360	1,340,878
Metropolitan Edison Co.,
Sr. Unsec’d. Notes, 144A	5.200	04/01/28	865	859,804
MidAmerican Energy Co.,
First Mortgage	3.950	08/01/47	225	181,111
First Mortgage	4.250	07/15/49	350	295,389
Monongahela Power Co.,
First Mortgage, 144A	4.100	04/15/24	851	836,854
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A	3.395	04/09/30	915	817,007

See Notes to Financial Statements.

PGIM Core Bond Fund 31

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	4.900%	02/28/28	3,870	$3,835,451
Gtd. Notes	6.051	03/01/25	785	791,227
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A	2.000	12/02/25	280	252,796
Sr. Sec’d. Notes, 144A	2.450	12/02/27	1,215	1,031,565
Ohio Power Co.,
Sr. Unsec’d. Notes	4.150	04/01/48	250	205,183
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes	2.950	04/01/25	60	57,549
Pacific Gas & Electric Co.,
First Mortgage	4.950	07/01/50	1,100	880,594
First Mortgage	6.700	04/01/53	300	300,015
PacifiCorp,
First Mortgage	2.700	09/15/30	890	744,013
PECO Energy Co.,
First Mortgage	3.000	09/15/49	180	123,676
First Mortgage	3.050	03/15/51	1,540	1,054,559
First Ref. Mortgage	4.800	10/15/43	120	107,808
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A	3.600	06/01/29	1,435	1,308,712
PPL Electric Utilities Corp.,
First Mortgage	3.000	10/01/49	235	163,714
Public Service Co. of Colorado,
First Mortgage	4.100	06/15/48	235	188,821
First Mortgage, Series 34	3.200	03/01/50	720	500,955
Public Service Electric & Gas Co.,
First Mortgage, MTN	2.250	09/15/26	370	343,002
First Mortgage, MTN	2.700	05/01/50	390	258,859
First Mortgage, MTN	3.200	05/15/29	1,265	1,144,834
First Mortgage, MTN	3.600	12/01/47	95	74,904
First Mortgage, MTN	3.700	05/01/28	590	559,944
Sec’d. Notes, MTN(a)	4.650	03/15/33	2,105	2,065,334
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes	1.600	08/15/30	1,155	911,441
Puget Energy, Inc.,
Sr. Sec’d. Notes	2.379	06/15/28	1,132	976,694
San Diego Gas & Electric Co.,
First Mortgage	4.150	05/15/48	420	350,543
Southern California Edison Co.,
First Mortgage	3.650	02/01/50	290	217,341

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series K	2.750%	10/01/26	675	$625,571
Southwestern Public Service Co.,
First Mortgage	3.700	08/15/47	355	269,135
SP PowerAssets Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A, MTN	3.000	09/26/27	465	433,287
State Grid Overseas Investment BVI Ltd. (China),
Gtd. Notes, 144A, MTN	3.500	05/04/27	600	572,790
Tucson Electric Power Co.,
Sr. Unsec’d. Notes	4.000	06/15/50	1,315	1,011,325
Union Electric Co.,
Sr. Sec’d. Notes	3.650	04/15/45	50	38,271
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A	3.500	03/15/27	185	175,705
Sr. Unsec’d. Notes, Series A	3.800	04/01/28	290	276,184
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A	3.550	07/15/24	1,515	1,473,275
Wisconsin Power & Light Co.,
Sr. Unsec’d. Notes	3.050	10/15/27	535	498,691
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	3.350	12/01/26	510	480,559

				47,362,690

Engineering & Construction 0.1%

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	3.875	04/30/28	1,018	949,794
Sr. Sec’d. Notes, 144A	4.250	10/31/26	861	822,642
Sr. Sec’d. Notes, 144A	5.500	07/31/47	600	516,750

				2,289,186

Entertainment 0.1%

Warnermedia Holdings, Inc.,
Gtd. Notes	5.050	03/15/42	1,570	1,308,041
Gtd. Notes	5.141	03/15/52	925	749,409

				2,057,450

Foods 0.3%

Ahold Finance USA LLC (Netherlands),
Gtd. Notes	6.875	05/01/29	280	298,697

See Notes to Financial Statements.

PGIM Core Bond Fund 33

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Campbell Soup Co.,
Sr. Unsec’d. Notes	2.375%	04/24/30	2,175	$1,823,711
Cencosud SA (Chile),
Gtd. Notes, 144A	4.375	07/17/27	1,320	1,254,000
Kraft Heinz Foods Co.,
Gtd. Notes	4.375	06/01/46	1,005	852,910
Kroger Co. (The),
Sr. Unsec’d. Notes	3.875	10/15/46	65	49,834

				4,279,152

Forest Products & Paper 0.1%

Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes	3.875	11/02/27	651	600,954
Sr. Unsec’d. Notes	4.500	08/01/24	214	210,469
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A	3.600	03/01/25	220	213,025

				1,024,448

Gas 0.2%

Atmos Energy Corp.,
Sr. Unsec’d. Notes	3.375	09/15/49	1,200	885,172
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	4.100	09/01/47	305	248,203
NiSource, Inc.,
Sr. Unsec’d. Notes	1.700	02/15/31	785	614,443
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	3.500	06/01/29	440	401,371
Southern Co. Gas Capital Corp.,
Gtd. Notes	2.450	10/01/23	555	551,258

				2,700,447

Healthcare-Products 0.0%

Medtronic, Inc.,
Gtd. Notes	4.375	03/15/35	235	226,843

Healthcare-Services 1.1%

Aetna, Inc.,
Sr. Unsec’d. Notes	3.500	11/15/24	100	97,576
Sr. Unsec’d. Notes	4.500	05/15/42	1,000	860,644
Sr. Unsec’d. Notes	6.750	12/15/37	170	187,213

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

AHS Hospital Corp.,
Unsec’d. Notes	5.024%	07/01/45	200	$192,492
Ascension Health,
Sr. Unsec’d. Notes, Series B	3.106	11/15/39	265	205,129
Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021	2.810	06/01/41	2,410	1,748,803
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	2.950	12/01/29	595	524,087
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes, Series 2015	4.200	07/01/55	75	63,793
Mount Sinai Hospitals Group, Inc.,
Sec’d. Notes, Series 2019	3.737	07/01/49	1,795	1,362,256
MyMichigan Health,
Sec’d. Notes, Series 2020	3.409	06/01/50	740	517,094
OhioHealth Corp.,
Unsec’d. Notes, Series 2020	3.042	11/15/50	795	561,436
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2032	2.044	01/01/32	2,670	2,088,406
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A	2.532	10/01/29	420	355,886
Unsec’d. Notes, Series H	2.746	10/01/26	40	36,610
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	2.950	06/30/30	1,910	1,671,295
Sr. Unsec’d. Notes	3.500	03/30/25	190	183,957
RWJ Barnabas Health, Inc.,
Sr. Unsec’d. Notes	3.949	07/01/46	175	143,425
Stanford Health Care,
Unsec’d. Notes, Series 2018	3.795	11/15/48	450	362,503
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.050	05/15/41	1,150	877,334
Sr. Unsec’d. Notes	3.750	07/15/25	90	87,725
Sr. Unsec’d. Notes	4.750	05/15/52	440	414,602
Sr. Unsec’d. Notes	5.050	04/15/53	4,310	4,246,493

				16,788,759

Insurance 0.4%

Arch Capital Finance LLC,
Gtd. Notes	5.031	12/15/46	95	84,659
Arch Capital Group US, Inc.,
Gtd. Notes	5.144	11/01/43	100	90,264

See Notes to Financial Statements.

PGIM Core Bond Fund 35

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)

Berkshire Hathaway Finance Corp.,
Gtd. Notes	2.850%	10/15/50	1,175	$807,576
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.950	05/15/24	1,170	1,150,883
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.950	05/15/60	185	129,474
Gtd. Notes, 144A	3.951	10/15/50	450	331,118
Lincoln National Corp.,
Sr. Unsec’d. Notes	6.300	10/09/37	115	113,908
Markel Corp.,
Sr. Unsec’d. Notes	3.350	09/17/29	1,625	1,463,880
Markel Group, Inc.,
Sr. Unsec’d. Notes	5.000	04/05/46	217	190,643
Principal Financial Group, Inc.,
Gtd. Notes	3.100	11/15/26	105	97,470
Gtd. Notes	4.300	11/15/46	140	111,958
Gtd. Notes	4.350	05/15/43	20	16,260
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	3.300	05/15/50	930	644,768
Sub. Notes, 144A	4.900	09/15/44	120	108,968
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.000	05/12/50	545	422,636

				5,764,465

Iron/Steel 0.3%

Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	3.450	04/15/30	5,710	5,088,534

Lodging 0.2%

Hyatt Hotels Corp.,
Sr. Unsec’d. Notes	5.750	01/30/27	730	732,769
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes(a)	3.500	08/18/26	1,230	1,150,585
Marriott International, Inc.,
Sr. Unsec’d. Notes	4.900	04/15/29	510	500,030
Sr. Unsec’d. Notes, Series R	3.125	06/15/26	250	235,501

				2,618,885

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media 0.8%

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	2.300%	02/01/32	445	$336,552
Sr. Sec’d. Notes	2.800	04/01/31	2,755	2,232,044
Sr. Sec’d. Notes	3.700	04/01/51	360	227,764
Sr. Sec’d. Notes	3.900	06/01/52	1,690	1,105,957
Sr. Sec’d. Notes	5.375	05/01/47	530	431,670
Sr. Sec’d. Notes	6.384	10/23/35	2,480	2,435,999
Sr. Sec’d. Notes	6.484	10/23/45	400	373,762
Comcast Corp.,
Gtd. Notes	4.250	10/15/30	275	264,020
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	2.600	06/15/31	3,535	2,882,462
Sr. Unsec’d. Notes, 144A	3.150	08/15/24	276	268,474
Sr. Unsec’d. Notes, 144A	3.500	08/15/27	2,000	1,859,470
Discovery Communications LLC,
Gtd. Notes	5.200	09/20/47	1,000	822,004
Time Warner Cable LLC,
Sr. Sec’d. Notes	5.500	09/01/41	150	125,298

				13,365,476

Mining 0.3%

Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750	05/01/43	190	194,482
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN	4.763	04/14/27	225	217,660
Newmont Corp.,
Gtd. Notes	2.250	10/01/30	845	693,244
Gtd. Notes	2.800	10/01/29	1,270	1,102,792
Yamana Gold, Inc. (Canada),
Gtd. Notes	2.630	08/15/31	3,120	2,402,729

				4,610,907

Miscellaneous Manufacturing 0.2%

Teledyne Technologies, Inc.,
Gtd. Notes	2.750	04/01/31	3,510	2,946,261

Office/Business Equipment 0.2%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	2.670	12/01/26	3,145	2,847,835

See Notes to Financial Statements.

PGIM Core Bond Fund 37

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas 1.5%

Aker BP ASA (Norway),
Gtd. Notes, 144A	2.000%	07/15/26	2,435	$2,185,433
Gtd. Notes, 144A	3.100	07/15/31	770	635,682
BP Capital Markets PLC (United Kingdom),
Gtd. Notes	4.375(ff)	06/22/25(oo)	2,420	2,329,250
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	6.250	03/15/38	175	178,913
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes(a)	3.750	02/15/52	1,685	1,196,253
Sr. Unsec’d. Notes	5.400	06/15/47	384	350,270
Sr. Unsec’d. Notes	6.750	11/15/39	156	163,374
Sr. Unsec’d. Notes	6.800	09/15/37	200	207,024
Continental Resources, Inc.,
Gtd. Notes	3.800	06/01/24	2,300	2,256,973
Gtd. Notes, 144A	2.268	11/15/26	330	295,437
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	8.625	01/19/29	2,105	2,164,466
Equinor ASA (Norway),
Gtd. Notes	2.375	05/22/30	1,110	960,125
Korea National Oil Corp. (South Korea),
Sr. Unsec’d. Notes, 144A	4.750	04/03/26	510	501,004
Sr. Unsec’d. Notes, 144A	4.875	04/03/28	530	524,838
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	3.800	04/01/28	380	357,085
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	7.500	05/01/31	100	110,047
Sr. Unsec’d. Notes	7.875	09/15/31	250	281,166
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.950	01/28/31	398	294,520
Gtd. Notes	6.350	02/12/48	66	40,805
Gtd. Notes	6.490	01/23/27	1,048	929,838
Gtd. Notes	6.500	03/13/27	1,020	903,159
Gtd. Notes, MTN	6.750	09/21/47	1,096	702,536
Gtd. Notes, MTN	6.875	08/04/26	870	806,512
Phillips 66 Co.,
Gtd. Notes	3.150	12/15/29	5,000	4,416,179
Gtd. Notes	3.550	10/01/26	310	292,416
QatarEnergy (Qatar),
Sr. Unsec’d. Notes, 144A	1.375	09/12/26	500	448,840
Sr. Unsec’d. Notes, 144A	2.250	07/12/31	1,090	907,065

				24,439,210

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas Services 0.0%

Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	3.900%	05/17/28	487	$463,120

Packaging & Containers 0.5%

Berry Global, Inc.,
Sr. Sec’d. Notes	1.570	01/15/26	4,740	4,293,960
Graphic Packaging International LLC,
Sr. Sec’d. Notes, 144A	1.512	04/15/26	3,070	2,744,981
WRKCo, Inc.,
Gtd. Notes	4.650	03/15/26	560	544,807

				7,583,748

Pharmaceuticals 1.7%

AbbVie, Inc.,
Sr. Unsec’d. Notes	3.800	03/15/25	105	102,279
Sr. Unsec’d. Notes	4.050	11/21/39	285	247,823
Sr. Unsec’d. Notes	4.250	11/21/49	1,780	1,527,788
Sr. Unsec’d. Notes	4.500	05/14/35	550	521,476
Sr. Unsec’d. Notes	4.550	03/15/35	360	342,501
Sr. Unsec’d. Notes	4.700	05/14/45	1,330	1,206,556
Sr. Unsec’d. Notes	4.750	03/15/45	1,008	919,992
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes	3.250	03/01/25	55	53,211
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.125	06/15/39	115	103,375
Sr. Unsec’d. Notes	4.350	11/15/47	475	421,716
Cigna Group (The),
Gtd. Notes	3.400	03/01/27	325	306,890
Gtd. Notes	4.375	10/15/28	1,950	1,886,508
Gtd. Notes	4.500	02/25/26	700	687,289
Sr. Unsec’d. Notes	2.400	03/15/30	6,145	5,208,494
CVS Health Corp.,
Sr. Unsec’d. Notes	2.700	08/21/40	385	267,435
Sr. Unsec’d. Notes	5.125	02/21/30	3,190	3,173,730
Sr. Unsec’d. Notes	5.125	07/20/45	465	427,393
Sr. Unsec’d. Notes	5.875	06/01/53	125	126,880
Johnson & Johnson,
Sr. Unsec’d. Notes	3.625	03/03/37	3,205	2,865,808
McKesson Corp.,
Sr. Unsec’d. Notes	5.100	07/15/33	2,525	2,532,779

See Notes to Financial Statements.

PGIM Core Bond Fund 39

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Mylan, Inc.,
Gtd. Notes	5.200%	04/15/48	1,250	$992,838
Gtd. Notes	5.400	11/29/43	860	732,792
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.875	09/23/23	89	88,640
Gtd. Notes	3.200	09/23/26	1,220	1,144,375
Utah Acquisition Sub, Inc.,
Gtd. Notes	5.250	06/15/46	105	84,880
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	920	652,762

				26,626,210

Pipelines 1.5%

Boardwalk Pipelines LP,
Gtd. Notes	3.400	02/15/31	1,300	1,123,445
Colonial Enterprises, Inc.,
Gtd. Notes, 144A	3.250	05/15/30	1,730	1,538,516
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp.,
Gtd. Notes, 144A	4.150	08/15/26	555	529,732
EIG Pearl Holdings Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A	3.545	08/31/36	1,674	1,411,617
Energy Transfer LP,
Sr. Unsec’d. Notes	4.950	06/15/28	430	419,712
Sr. Unsec’d. Notes	5.000	05/15/50	565	477,657
Sr. Unsec’d. Notes	5.400	10/01/47	1,800	1,593,312
Sr. Unsec’d. Notes	6.250	04/15/49	910	895,676
Enterprise Products Operating LLC,
Gtd. Notes	3.700	01/31/51	445	337,969
Gtd. Notes	3.950	01/31/60	525	400,656
Greensaif Pipelines Bidco Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A	6.129	02/23/38	560	573,054
Sr. Sec’d. Notes, 144A	6.510	02/23/42	725	749,534
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	4.200	03/15/45	275	195,702
MPLX LP,
Sr. Unsec’d. Notes	2.650	08/15/30	2,720	2,285,884
Sr. Unsec’d. Notes	4.000	02/15/25	130	126,634
Sr. Unsec’d. Notes	4.500	04/15/38	270	232,807
Sr. Unsec’d. Notes	4.875	06/01/25	200	197,347
Sr. Unsec’d. Notes	5.200	03/01/47	5	4,444

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

MPLX LP, (cont’d.)
Sr. Unsec’d. Notes	5.500%	02/15/49	210	$192,435
ONEOK Partners LP,
Gtd. Notes	6.125	02/01/41	300	294,811
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30	2,415	2,078,523
Gtd. Notes	4.450	09/01/49	1,000	765,075
Gtd. Notes	4.500	03/15/50	195	150,084
Gtd. Notes	4.950	07/13/47	85	70,859
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.550	12/15/29	350	309,700
Sr. Unsec’d. Notes	4.650	10/15/25	1,000	976,350
Spectra Energy Partners LP,
Gtd. Notes	3.375	10/15/26	140	132,125
Targa Resources Corp.,
Gtd. Notes	6.125	03/15/33	1,240	1,272,611
Gtd. Notes	6.250	07/01/52	1,305	1,297,041
Gtd. Notes	6.500	02/15/53	605	623,903
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A	3.500	01/15/28	300	277,908
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.950	05/15/50	625	483,032
Sr. Unsec’d. Notes	4.600	03/15/48	500	428,760
Western Midstream Operating LP,
Sr. Unsec’d. Notes	5.300	03/01/48	320	274,310
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.000	09/15/25	350	338,837
Sr. Unsec’d. Notes	4.300	03/04/24	325	321,822
Sr. Unsec’d. Notes	5.300	08/15/52	50	46,373
Sr. Unsec’d. Notes	5.400	03/04/44	400	366,850

				23,795,107

Real Estate 0.2%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	4.125	02/01/29	4,190	3,784,351

Real Estate Investment Trusts (REITs) 1.3%

Alexandria Real Estate Equities, Inc.,
Gtd. Notes	2.000	05/18/32	1,645	1,259,732
Gtd. Notes	4.750	04/15/35	425	397,908

See Notes to Financial Statements.

PGIM Core Bond Fund 41

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	4.050%	07/01/30	3,665	$3,339,036
Corporate Office Properties LP,
Gtd. Notes	2.900	12/01/33	1,400	1,005,703
CubeSmart LP,
Gtd. Notes	2.250	12/15/28	3,360	2,851,660
Healthpeak OP LLC,
Gtd. Notes	2.875	01/15/31	630	533,010
Invitation Homes Operating Partnership LP,
Gtd. Notes	2.300	11/15/28	1,500	1,278,461
Prologis LP,
Sr. Unsec’d. Notes	1.250	10/15/30	2,765	2,146,962
Realty Income Corp.,
Sr. Unsec’d. Notes	1.800	03/15/33	325	238,998
Sr. Unsec’d. Notes	3.250	01/15/31	985	858,605
Sun Communities Operating LP,
Gtd. Notes	2.300	11/01/28	4,585	3,863,384
Welltower OP LLC,
Gtd. Notes	2.700	02/15/27	775	713,400
Gtd. Notes	3.625	03/15/24	1,500	1,476,261

				19,963,120

Retail 0.2%

Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A	3.550	07/26/27	940	878,850
AutoZone, Inc.,
Sr. Unsec’d. Notes	1.650	01/15/31	620	483,936
Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A	4.375	01/27/25	1,700	1,646,577

				3,009,363

Semiconductors 0.6%

Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.137	11/15/35	287	220,267
Sr. Unsec’d. Notes, 144A	3.187	11/15/36	1,000	754,938
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	4,847	4,052,454

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Semiconductors (cont’d.)

Intel Corp.,
Sr. Unsec’d. Notes	5.900%	02/10/63	295	$304,914
Microchip Technology, Inc.,
Sr. Unsec’d. Notes	2.670	09/01/23	4,000	3,988,099

				9,320,672

Software 0.4%

Microsoft Corp.,
Sr. Unsec’d. Notes	2.525	06/01/50	191	130,321
Sr. Unsec’d. Notes	3.041	03/17/62	335	239,399
Oracle Corp.,
Sr. Unsec’d. Notes	4.300	07/08/34	2,408	2,182,695
ServiceNow, Inc.,
Sr. Unsec’d. Notes	1.400	09/01/30	1,655	1,311,227
Workday, Inc.,
Sr. Unsec’d. Notes(a)	3.800	04/01/32	2,435	2,185,055

				6,048,697

Telecommunications 1.5%

AT&T, Inc.,
Sr. Unsec’d. Notes	2.550	12/01/33	58	44,724
Sr. Unsec’d. Notes	3.500	09/15/53	3,114	2,113,555
Sr. Unsec’d. Notes	3.650	09/15/59	1,717	1,144,961
Sr. Unsec’d. Notes	3.800	12/01/57	1,128	784,151
Sr. Unsec’d. Notes	4.500	05/15/35	205	184,881
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27	1,500	1,323,535
T-Mobile USA, Inc.,
Gtd. Notes	2.550	02/15/31	1,635	1,358,699
Gtd. Notes	3.000	02/15/41	640	463,501
Gtd. Notes	3.750	04/15/27	970	920,219
Gtd. Notes	3.875	04/15/30	4,780	4,392,901
Gtd. Notes	4.375	04/15/40	380	335,367
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	1.680	10/30/30	170	133,592
Sr. Unsec’d. Notes	2.355	03/15/32	8,190	6,536,241
Sr. Unsec’d. Notes	2.550	03/21/31	4,065	3,370,724

				23,107,051

See Notes to Financial Statements.

PGIM Core Bond Fund 43

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation 0.1%

Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	3.050%	02/15/51	910	$638,383
Canadian Pacific Railway Co. (Canada),
Gtd. Notes	3.500	05/01/50	1,585	1,203,080

				1,841,463

Trucking & Leasing 0.2%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/24/26	2,930	2,916,760

Water 0.0%

American Water Capital Corp.,
Sr. Unsec’d. Notes	3.750	09/01/47	25	19,587
Sr. Unsec’d. Notes	4.000	12/01/46	145	115,776

				135,363

TOTAL CORPORATE BONDS (cost $545,556,884)				483,535,206

MUNICIPAL BONDS 0.4%

Alabama 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B	4.263	09/15/32	40	37,952

California 0.0%
City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs	6.582	05/15/39	270	296,001
University of California,
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	30	27,127
Taxable, Revenue Bonds, Series J	4.131	05/15/45	30	26,836

				349,964

New Jersey 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A	7.102	01/01/41	250	300,788

New York 0.2%
Port Authority of New York & New Jersey,
Revenue Bonds	5.072	07/15/53	2,525	2,557,669

See Notes to Financial Statements.

44

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Pennsylvania 0.0%

Pennsylvania State University (The),
Taxable, Revenue Bonds, Series D	2.840%		09/01/50	745	$515,819
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs	6.105		12/01/39	70	76,933
Revenue Bonds, BABs, Series B	5.511		12/01/45	150	155,426

					748,178

Texas 0.2%

City of San Antonio Electric & Gas Systems Revenue,
Revenue Bonds, BABs	5.985		02/01/39	775	835,434
Grand Parkway Transportation Corp.,
Taxable, Revenue Bonds, Series E	5.184		10/01/42	775	778,271
Permanent University Fund - University of Texas System,
Taxable, Revenue Bonds, Series A	3.376		07/01/47	555	438,357
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B	3.922		12/31/49	340	272,369

					2,324,431

Virginia 0.0%

University of Virginia,
Taxable, Revenue Bonds, Series C	4.179		09/01/2117	130	101,706

TOTAL MUNICIPAL BONDS (cost $7,297,065)					6,420,688

RESIDENTIAL MORTGAGE-BACKED SECURITIES 4.5%
Alternative Loan Trust,
Series 2003-J03, Class 2A1	6.250		12/25/33	1	1,425
BCAP LLC Trust,
Series 2011-RR04, Class 7A1, 144A	5.250		04/26/37	110	67,607
Bellemeade Re Ltd.,
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)	6.819	(c)	03/25/31	164	163,605
Series 2021-03A, Class A2, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)	6.069	(c)	09/25/31	2,200	2,165,096
Series 2021-03A, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)	6.069	(c)	09/25/31	939	934,731
Series 2022-01, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)	6.819	(c)	01/26/32	3,621	3,613,434
Chase Home Lending Mortgage Trust,
Series 2023-RPL01, Class A1, 144A	3.500	(cc)	06/25/62	1,929	1,721,255

See Notes to Financial Statements.

PGIM Core Bond Fund 45

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Connecticut Avenue Securities Trust,
Series 2022-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.900% (Cap N/A, Floor 0.000%)	6.969%(c)	12/25/41	2,120	$2,086,957
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-08, Class 5A1	6.500	04/25/33	1	782
Credit Suisse Mortgage Trust,
Series 2020-RPL06, Class A1, 144A	2.688(cc)	03/25/59	922	894,394
Series 2022-RPL04, Class A1, 144A	3.904(cc)	04/25/62	1,187	1,083,114
Eagle Re Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 1.550%)	6.619(c)	04/25/34	2,437	2,437,803
Fannie Mae REMIC,
Series 2012-134, Class ZC	2.500	12/25/42	2,750	2,066,068
Series 2014-11, Class VB	4.500	04/25/42	500	484,313
Series 2017-66, Class BD	3.000	09/25/47	1,906	1,697,105
Series 2020-24, Class SP, IO, 30 Day Average SOFR x (1) + 5.936% (Cap 6.050%, Floor 0.000%)	0.867(c)	04/25/50	1,258	137,716
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	7.169(c)	10/25/33	2,885	2,862,468
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)	6.719(c)	01/25/34	220	219,948
Series 2021-HQA03, Class M1, 144A, 30 Day Average SOFR + 0.850% (Cap N/A, Floor 0.000%)	5.919(c)	09/25/41	5,631	5,562,615
Series 2022-DNA01, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 0.000%)	6.069(c)	01/25/42	1,685	1,669,895
FHLMC Structured Pass-Through Certificates,
Series T-59, Class 1A2	7.000	10/25/43	64	64,926
Freddie Mac REMIC,
Series 4249, Class GW	3.500	10/15/41	806	752,066
Series 4661, Class BV	3.500	12/15/36	323	316,541
Series 4682, Class KZ	3.500	09/15/46	3,101	2,814,788
Series 4710, Class KZ	3.500	08/15/47	1,171	1,048,255
Series 4739, Class Z	3.500	11/15/47	767	698,207
Series 4772, Class ZK	4.500	12/15/47	393	364,923
Series 5019, Class IP, IO	3.000	10/25/50	871	131,210
Series 5021, Class SB, IO, 30 Day Average SOFR x (1) + 3.550% (Cap 3.550%, Floor 0.000%)	0.000(c)	10/25/50	3,762	101,035
Series 5202, Class TA	2.500	12/25/48	5,125	4,580,787
Series 5222, Class SA, IO, 30 Day Average SOFR x (1) + 3.500% (Cap 3.500%, Floor 0.000%)	0.000(c)	05/25/52	479	6,664
Government National Mortgage Assoc.,
Series 2013-99, Class AX	3.000(cc)	07/20/43	591	539,822
Series 2015-124, Class VZ	3.500	09/20/45	5,260	4,759,403

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Government National Mortgage Assoc., (cont’d.)
Series 2016-46, Class JE	2.500%	11/20/45	147	$132,272
Series 2018-07, Class GA	3.000	02/20/47	190	176,333
Series 2019-23, Class AE	3.500	02/20/49	1,952	1,797,801
Series 2019-23, Class SW, IO, 1 Month SOFR x (1) + 6.086% (Cap 6.200%, Floor 0.000%)	0.864(c)	07/16/43	5,687	255,105
Series 2021-165, Class ST, IO, 1 Month SOFR x (1) + 3.246% (Cap 0.020%, Floor 0.000%)	0.000(c)	01/20/50	750	231
Series 2022-051, Class SC, IO, 30 Day Average SOFR x (1) + 3.500% (Cap 3.500%, Floor 0.000%)	0.000(c)	03/20/52	5,823	71,813
Series 2022-078, Class MS, IO, 30 Day Average SOFR x (1) + 3.600% (Cap 3.600%, Floor 0.000%)	0.000(c)	04/20/52	5,156	63,940
Series 2022-078, Class SB, IO, 30 Day Average SOFR x (1) + 3.750% (Cap 3.750%, Floor 0.000%)	0.000(c)	04/20/52	3,407	49,790
Series 2022-112, Class CM	3.000	06/20/52	2,851	2,140,577
Series 2022-126, Class CS, IO, 30 Day Average SOFR x (1) + 3.760% (Cap 3.760%, Floor 0.000%)	0.000(c)	07/20/52	7,003	100,800
Series 2022-148, Class DS, IO, 30 Day Average SOFR x (1) + 3.600% (Cap 3.600%, Floor 0.000%)	0.000(c)	08/20/52	2,610	38,616
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	7.062(c)	05/25/29	61	60,686
Legacy Mortgage Asset Trust,
Series 2019-PR01, Class A1, 144A	6.858(cc)	09/25/59	1,695	1,677,095
Series 2020-GS01, Class A1, 144A	5.882(cc)	10/25/59	693	690,609
Series 2021-GS01, Class A1, 144A	1.892	10/25/66	290	271,482
MFA Trust,
Series 2021-RPL01, Class A1, 144A	1.131(cc)	07/25/60	2,434	2,135,989
Mill City Mortgage Loan Trust,
Series 2018-01, Class A1, 144A	3.250(cc)	05/25/62	131	125,320
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	6.162(c)	01/25/48	62	60,201
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)	6.669(c)	04/25/34	3,699	3,675,295
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month SOFR + 0.764% (Cap N/A, Floor 0.000%)	6.062(c)	06/25/57	138	131,535
PMT Credit Risk Transfer Trust,
Series 2021-01R, Class A, 144A, 1 Month SOFR + 3.014% (Cap N/A, Floor 2.900%)	8.330(c)	02/27/24	2,226	2,214,545
Series 2023-1R, Class A, 144A, 30 Day Average SOFR + 4.400% (Cap N/A, Floor 0.000%)	9.469(c)	03/27/25	2,693	2,694,224

See Notes to Financial Statements.

PGIM Core Bond Fund 47

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA	3.500%	08/25/58	647	$604,354
Sequoia Mortgage Trust,
Series 10, Class 2A1, 1 Month SOFR + 0.874% (Cap 11.750%, Floor 0.760%)	6.129(c)	10/20/27	13	12,011
Structured Asset Mortgage Investments II Trust,
Series 2005-AR05, Class A1, 1 Month SOFR + 0.614% (Cap 11.000%, Floor 0.500%)	5.861(c)	07/19/35	16	14,058
Towd Point Mortgage Trust,
Series 2017-05, Class A1, 144A, 1 Month SOFR + 0.714% (Cap N/A, Floor 0.000%)	4.984(c)	02/25/57	115	114,629
Series 2019-HY03, Class A1A, 144A, 1 Month SOFR + 1.114% (Cap N/A, Floor 1.000%)	6.412(c)	10/25/59	148	146,228
Series 2020-04, Class A1, 144A	1.750	10/25/60	663	575,750
Series 2021-SJ01, Class A1, 144A	2.250(cc)	07/25/68	1,920	1,778,086
Series 2021-SJ02, Class A1A, 144A	2.250(cc)	12/25/61	3,196	2,912,230
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2002-AR06, Class A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400% (Cap N/A, Floor 1.400%)	5.614(c)	06/25/42	21	19,821
Series 2002-AR09, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400% (Cap N/A, Floor 1.400%)	5.614(c)	08/25/42	2	1,677
Series 2005-AR13, Class A1A1, 1 Month SOFR + 0.694% (Cap 10.500%, Floor 0.580%)	5.992(c)	10/25/45	181	170,705

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $75,362,289)				70,962,766

SOVEREIGN BONDS 0.4%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A	3.125	10/11/27	840	795,094
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A	2.375	08/20/30	555	462,587
Sr. Unsec’d. Notes, 144A	3.375	08/20/50	450	311,260
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A	3.875	02/01/28	290	272,441
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.500	01/11/28	1,420	1,337,171
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN	1.750	09/05/24	200	191,615
Sr. Unsec’d. Notes, 144A, MTN	2.125	10/25/23	200	198,504
Sr. Unsec’d. Notes, 144A, MTN	3.000	03/12/24	400	393,341

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes	3.500%	02/12/34	970	$812,443
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes	4.500	04/16/50	200	154,896
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes	2.783	01/23/31	701	595,114
Province of Alberta (Canada),
Sr. Unsec’d. Notes	1.300	07/22/30	185	149,352
Sr. Unsec’d. Notes	3.300	03/15/28	110	103,921
Province of Manitoba (Canada),
Sr. Unsec’d. Notes	2.125	06/22/26	100	92,750
Province of Quebec (Canada),
Unsec’d. Notes, Series A, MTN	7.140	02/27/26	45	47,151

TOTAL SOVEREIGN BONDS (cost $6,785,697)				5,917,640

U.S. GOVERNMENT AGENCY OBLIGATIONS 24.0%
Federal Home Loan Mortgage Corp.	1.500	11/01/50	1,837	1,412,305
Federal Home Loan Mortgage Corp.	2.000	01/01/32	302	272,916
Federal Home Loan Mortgage Corp.	2.000	02/01/36	881	783,595
Federal Home Loan Mortgage Corp.	2.000	10/01/40	393	334,564
Federal Home Loan Mortgage Corp.	2.000	09/01/50	12,645	10,278,743
Federal Home Loan Mortgage Corp.	2.000	12/01/50	1,942	1,578,855
Federal Home Loan Mortgage Corp.	2.000	03/01/51	2,515	2,038,238
Federal Home Loan Mortgage Corp.	2.000	04/01/51	103	83,859
Federal Home Loan Mortgage Corp.	2.000	05/01/51	911	740,226
Federal Home Loan Mortgage Corp.	2.000	07/01/51	1,080	874,527
Federal Home Loan Mortgage Corp.	2.000	09/01/51	467	382,192
Federal Home Loan Mortgage Corp.	2.000	09/01/51	980	793,501
Federal Home Loan Mortgage Corp.	2.500	01/01/29	160	151,404
Federal Home Loan Mortgage Corp.	2.500	07/01/31	289	266,948
Federal Home Loan Mortgage Corp.	2.500	01/01/32	155	143,561
Federal Home Loan Mortgage Corp.	2.500	10/01/32	364	335,667
Federal Home Loan Mortgage Corp.	2.500	12/01/32	644	593,122
Federal Home Loan Mortgage Corp.	2.500	09/01/46	157	134,220
Federal Home Loan Mortgage Corp.	2.500	11/01/46	493	422,770
Federal Home Loan Mortgage Corp.	2.500	11/01/49	829	706,593
Federal Home Loan Mortgage Corp.	2.500	03/01/51	1,020	872,006
Federal Home Loan Mortgage Corp.	2.500	04/01/51	11,063	9,370,536
Federal Home Loan Mortgage Corp.	2.500	07/01/51	468	395,277
Federal Home Loan Mortgage Corp.	2.500	08/01/51	936	791,050
Federal Home Loan Mortgage Corp.	2.500	09/01/51	2,454	2,069,463
Federal Home Loan Mortgage Corp.	2.500	09/01/51	5,954	5,032,021
Federal Home Loan Mortgage Corp.	2.500	10/01/51	77	65,031

See Notes to Financial Statements.

PGIM Core Bond Fund 49

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	2.500%	10/01/51	333	$284,522
Federal Home Loan Mortgage Corp.	2.500	12/01/51	3,241	2,734,885
Federal Home Loan Mortgage Corp.	2.500	01/01/52	203	170,977
Federal Home Loan Mortgage Corp.	2.500	01/01/52	492	415,193
Federal Home Loan Mortgage Corp.	3.000	02/01/32	616	579,278
Federal Home Loan Mortgage Corp.	3.000	01/01/37	139	127,983
Federal Home Loan Mortgage Corp.	3.000	12/01/37	57	51,824
Federal Home Loan Mortgage Corp.	3.000	06/01/43	1,404	1,261,714
Federal Home Loan Mortgage Corp.	3.000	07/01/43	241	216,737
Federal Home Loan Mortgage Corp.	3.000	06/01/46	396	353,549
Federal Home Loan Mortgage Corp.	3.000	12/01/46	368	328,053
Federal Home Loan Mortgage Corp.	3.000	01/01/47	414	368,246
Federal Home Loan Mortgage Corp.	3.000	02/01/50	2,502	2,207,287
Federal Home Loan Mortgage Corp.	3.000	06/01/50	608	535,780
Federal Home Loan Mortgage Corp.	3.000	03/01/51	3,937	3,446,636
Federal Home Loan Mortgage Corp.	3.000	04/01/52	4,208	3,682,922
Federal Home Loan Mortgage Corp.	3.500	11/01/37	127	119,588
Federal Home Loan Mortgage Corp.	3.500	06/01/42	176	163,705
Federal Home Loan Mortgage Corp.	3.500	06/01/42	192	178,373
Federal Home Loan Mortgage Corp.	3.500	07/01/42	184	170,935
Federal Home Loan Mortgage Corp.	3.500	09/01/42	224	209,193
Federal Home Loan Mortgage Corp.	3.500	10/01/42	282	262,663
Federal Home Loan Mortgage Corp.	3.500	06/01/43	119	110,909
Federal Home Loan Mortgage Corp.	3.500	05/01/45	153	141,552
Federal Home Loan Mortgage Corp.	3.500	01/01/47	113	103,965
Federal Home Loan Mortgage Corp.	3.500	02/01/47	252	233,445
Federal Home Loan Mortgage Corp.	3.500	11/01/47	169	155,166
Federal Home Loan Mortgage Corp.	3.500	08/01/48	68	62,501
Federal Home Loan Mortgage Corp.	3.500	10/01/48	262	240,366
Federal Home Loan Mortgage Corp.	3.500	01/01/52	158	143,226
Federal Home Loan Mortgage Corp.	3.500	05/01/52	486	440,106
Federal Home Loan Mortgage Corp.	3.500	06/01/52	4,807	4,355,455
Federal Home Loan Mortgage Corp.	4.000	11/01/37	1,789	1,725,552
Federal Home Loan Mortgage Corp.	4.000	02/01/38	1,193	1,150,365
Federal Home Loan Mortgage Corp.	4.000	04/01/38	3,923	3,783,581
Federal Home Loan Mortgage Corp.	4.000	05/01/38	2,692	2,596,770
Federal Home Loan Mortgage Corp.	4.000	06/01/38	1,767	1,704,008
Federal Home Loan Mortgage Corp.	4.000	12/01/40	51	49,029
Federal Home Loan Mortgage Corp.	4.000	01/01/41	196	186,460
Federal Home Loan Mortgage Corp.	4.000	04/01/42	194	185,508
Federal Home Loan Mortgage Corp.	4.000	10/01/45	99	94,600
Federal Home Loan Mortgage Corp.	4.000	02/01/46	1,435	1,372,438
Federal Home Loan Mortgage Corp.	4.000	05/01/46	88	83,951
Federal Home Loan Mortgage Corp.	4.000	08/01/46	130	123,367
Federal Home Loan Mortgage Corp.	4.000	11/01/47	87	82,517

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	4.000%	04/01/48	136		$129,531
Federal Home Loan Mortgage Corp.	4.000	05/01/48	147		139,165
Federal Home Loan Mortgage Corp.	4.000	07/01/48	261		248,075
Federal Home Loan Mortgage Corp.	4.000	07/01/49	397		378,993
Federal Home Loan Mortgage Corp.	4.000	04/01/52	1,815		1,712,959
Federal Home Loan Mortgage Corp.	4.000	08/01/52	4,460		4,164,589
Federal Home Loan Mortgage Corp.	4.500	06/01/42	63		61,576
Federal Home Loan Mortgage Corp.	4.500	09/01/44	80		78,346
Federal Home Loan Mortgage Corp.	4.500	07/01/45	203		199,838
Federal Home Loan Mortgage Corp.	4.500	04/01/47	769		751,913
Federal Home Loan Mortgage Corp.	4.500	07/01/47	83		80,920
Federal Home Loan Mortgage Corp.	4.500	07/01/47	183		179,359
Federal Home Loan Mortgage Corp.	4.500	11/01/47	336		329,082
Federal Home Loan Mortgage Corp.	4.500	02/01/48	103		101,211
Federal Home Loan Mortgage Corp.	4.500	07/01/48	215		209,940
Federal Home Loan Mortgage Corp.	4.500	05/01/52	464		443,864
Federal Home Loan Mortgage Corp.	4.500	07/01/52	964		922,674
Federal Home Loan Mortgage Corp.	4.500	09/01/52	235		224,724
Federal Home Loan Mortgage Corp.	4.500	09/01/52	472		451,744
Federal Home Loan Mortgage Corp.	4.500	04/01/53	1,969		1,884,914
Federal Home Loan Mortgage Corp.	5.000	08/01/40	182		183,430
Federal Home Loan Mortgage Corp.	5.000	12/01/47	134		131,425
Federal Home Loan Mortgage Corp.	5.000	02/01/48	223		221,394
Federal Home Loan Mortgage Corp.	5.000	10/01/52	4,899		4,788,149
Federal Home Loan Mortgage Corp.	5.000	11/01/52	489		477,831
Federal Home Loan Mortgage Corp.	6.250	07/15/32	155		179,235
Federal Home Loan Mortgage Corp., 30 Day Average SOFR + 2.340% (Cap 10.170%, Floor 2.340%)	5.170(c)	02/01/53	1,578		1,552,496
Federal National Mortgage Assoc.,
Enterprise 11th District COFI Institutional Replacement Index + 1.254% (Cap 12.750%, Floor 5.750%)	5.750(c)	12/01/30	—(r	)	282
Enterprise 11th District COFI Institutional Replacement Index + 2.000% (Cap 9.375%, Floor 2.000%)	3.250(c)	08/01/24	2		1,505
Federal National Mortgage Assoc.	0.875	08/05/30	235		187,868
Federal National Mortgage Assoc.	1.500	01/01/36	2,365		2,035,189
Federal National Mortgage Assoc.	1.500	02/01/42	464		373,294
Federal National Mortgage Assoc.	1.500	10/01/50	385		296,092
Federal National Mortgage Assoc.	1.500	11/01/50	1,085		834,165
Federal National Mortgage Assoc.	1.500	12/01/50	8,237		6,332,361
Federal National Mortgage Assoc.	1.500	01/01/51	836		642,967
Federal National Mortgage Assoc.	1.500	07/01/51	827		636,110
Federal National Mortgage Assoc.	1.625	01/07/25	500		475,591
Federal National Mortgage Assoc.	2.000	05/01/36	1,426		1,260,136

See Notes to Financial Statements.

PGIM Core Bond Fund 51

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	2.000%	09/01/36	1,513	$1,337,576
Federal National Mortgage Assoc.	2.000	12/01/36	4,514	3,989,870
Federal National Mortgage Assoc.	2.000	08/01/40	2,010	1,718,255
Federal National Mortgage Assoc.	2.000	02/01/41	1,907	1,618,134
Federal National Mortgage Assoc.	2.000	05/01/41	3,782	3,206,270
Federal National Mortgage Assoc.	2.000	10/01/50	12,489	10,167,019
Federal National Mortgage Assoc.	2.000	11/01/50	380	309,327
Federal National Mortgage Assoc.	2.000	12/01/50	40	32,883
Federal National Mortgage Assoc.	2.000	01/01/51	1,908	1,546,315
Federal National Mortgage Assoc.	2.000	02/01/51	3,897	3,163,695
Federal National Mortgage Assoc.	2.000	03/01/51	5,772	4,687,134
Federal National Mortgage Assoc.	2.000	04/01/51	679	551,416
Federal National Mortgage Assoc.	2.000	05/01/51	12,909	10,469,879
Federal National Mortgage Assoc.	2.000	08/01/51	2,907	2,360,050
Federal National Mortgage Assoc.	2.000	10/01/51	6,624	5,368,991
Federal National Mortgage Assoc.	2.000	11/01/51	2,669	2,164,532
Federal National Mortgage Assoc.	2.500	TBA(tt)	9,500	8,004,307
Federal National Mortgage Assoc.	2.500	02/05/24	425	418,624
Federal National Mortgage Assoc.	2.500	05/01/30	198	183,579
Federal National Mortgage Assoc.	2.500	04/01/31	561	517,734
Federal National Mortgage Assoc.	2.500	11/01/31	151	139,085
Federal National Mortgage Assoc.	2.500	07/01/32	874	805,475
Federal National Mortgage Assoc.	2.500	08/01/32	944	869,232
Federal National Mortgage Assoc.	2.500	09/01/32	921	848,630
Federal National Mortgage Assoc.	2.500	07/01/35	3,422	3,151,604
Federal National Mortgage Assoc.	2.500	02/01/43	68	58,462
Federal National Mortgage Assoc.	2.500	06/01/46	346	294,153
Federal National Mortgage Assoc.	2.500	09/01/46	167	143,099
Federal National Mortgage Assoc.	2.500	10/01/46	103	88,524
Federal National Mortgage Assoc.	2.500	10/01/46	179	153,069
Federal National Mortgage Assoc.	2.500	03/01/50	656	557,029
Federal National Mortgage Assoc.	2.500	08/01/50	4,318	3,660,769
Federal National Mortgage Assoc.	2.500	11/01/50	3,142	2,691,481
Federal National Mortgage Assoc.	2.500	12/01/50	288	246,308
Federal National Mortgage Assoc.	2.500	01/01/51	669	572,748
Federal National Mortgage Assoc.	2.500	04/01/51	5,501	4,658,697
Federal National Mortgage Assoc.	2.500	08/01/51	3,270	2,762,881
Federal National Mortgage Assoc.	2.500	09/01/51	486	411,025
Federal National Mortgage Assoc.	2.500	10/01/51	878	740,815
Federal National Mortgage Assoc.	2.500	12/01/51	548	467,226
Federal National Mortgage Assoc.	2.500	12/01/51	935	788,970
Federal National Mortgage Assoc.	2.500	02/01/52	473	398,726
Federal National Mortgage Assoc.	2.500	02/01/52	922	785,100
Federal National Mortgage Assoc.	2.500	03/01/52	1,929	1,625,677
Federal National Mortgage Assoc.	3.000	TBA(tt)	12,500	10,936,035

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.000%	06/01/30	110	$104,824
Federal National Mortgage Assoc.	3.000	05/01/31	43	40,640
Federal National Mortgage Assoc.	3.000	12/01/31	121	113,810
Federal National Mortgage Assoc.	3.000	05/01/32	130	121,874
Federal National Mortgage Assoc.	3.000	09/01/32	52	48,747
Federal National Mortgage Assoc.	3.000	11/01/36	98	90,120
Federal National Mortgage Assoc.	3.000	10/01/42	133	119,561
Federal National Mortgage Assoc.	3.000	10/01/42	194	174,517
Federal National Mortgage Assoc.	3.000	02/01/43	188	168,274
Federal National Mortgage Assoc.	3.000	04/01/43	234	210,135
Federal National Mortgage Assoc.	3.000	06/01/43	294	264,117
Federal National Mortgage Assoc.	3.000	12/01/45	428	383,835
Federal National Mortgage Assoc.	3.000	05/01/46	530	471,901
Federal National Mortgage Assoc.	3.000	09/01/46	551	494,813
Federal National Mortgage Assoc.	3.000	10/01/46	1,663	1,479,474
Federal National Mortgage Assoc.	3.000	11/01/46	615	548,620
Federal National Mortgage Assoc.	3.000	11/01/46	1,305	1,161,228
Federal National Mortgage Assoc.	3.000	03/01/47	447	397,451
Federal National Mortgage Assoc.	3.000	04/01/47	944	837,599
Federal National Mortgage Assoc.	3.000	12/01/49	2,266	2,000,203
Federal National Mortgage Assoc.	3.000	01/01/50	934	823,988
Federal National Mortgage Assoc.	3.000	02/01/50	863	762,169
Federal National Mortgage Assoc.	3.000	02/01/50	1,700	1,500,751
Federal National Mortgage Assoc.	3.000	03/01/50	406	357,672
Federal National Mortgage Assoc.	3.000	06/01/50	854	752,458
Federal National Mortgage Assoc.	3.000	01/01/51	1,112	977,680
Federal National Mortgage Assoc.	3.000	05/01/51	1,209	1,061,020
Federal National Mortgage Assoc.	3.000	01/01/52	2,597	2,291,568
Federal National Mortgage Assoc.	3.000	02/01/52	1,864	1,631,528
Federal National Mortgage Assoc.	3.000	03/01/52	3,725	3,273,879
Federal National Mortgage Assoc.	3.000	04/01/52	1,848	1,620,635
Federal National Mortgage Assoc.	3.500	TBA	6,500	5,888,975
Federal National Mortgage Assoc.	3.500	12/01/29	56	53,995
Federal National Mortgage Assoc.	3.500	12/01/30	61	57,994
Federal National Mortgage Assoc.	3.500	07/01/31	294	279,981
Federal National Mortgage Assoc.	3.500	08/01/31	254	243,019
Federal National Mortgage Assoc.	3.500	02/01/33	108	103,447
Federal National Mortgage Assoc.	3.500	05/01/33	43	41,502
Federal National Mortgage Assoc.	3.500	10/01/41	72	67,056
Federal National Mortgage Assoc.	3.500	04/01/42	159	148,444
Federal National Mortgage Assoc.	3.500	05/01/42	158	147,219
Federal National Mortgage Assoc.	3.500	05/01/42	1,013	942,906
Federal National Mortgage Assoc.	3.500	06/01/42	425	395,614
Federal National Mortgage Assoc.	3.500	10/01/42	248	231,270
Federal National Mortgage Assoc.	3.500	10/01/42	268	249,298

See Notes to Financial Statements.

PGIM Core Bond Fund 53

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.500%	10/01/42	512	$476,098
Federal National Mortgage Assoc.	3.500	06/01/43	137	126,650
Federal National Mortgage Assoc.	3.500	06/01/45	151	139,843
Federal National Mortgage Assoc.	3.500	06/01/45	242	223,744
Federal National Mortgage Assoc.	3.500	09/01/45	221	204,231
Federal National Mortgage Assoc.	3.500	10/01/45	237	218,972
Federal National Mortgage Assoc.	3.500	01/01/46	75	69,441
Federal National Mortgage Assoc.	3.500	01/01/46	199	184,255
Federal National Mortgage Assoc.	3.500	04/01/46	2,074	1,917,912
Federal National Mortgage Assoc.	3.500	11/01/46	98	90,193
Federal National Mortgage Assoc.	3.500	06/01/47	343	314,814
Federal National Mortgage Assoc.	3.500	07/01/47	216	198,079
Federal National Mortgage Assoc.	3.500	07/01/47	1,028	956,577
Federal National Mortgage Assoc.	3.500	08/01/47	160	146,443
Federal National Mortgage Assoc.	3.500	09/01/47	272	250,061
Federal National Mortgage Assoc.	3.500	10/01/47	949	870,524
Federal National Mortgage Assoc.	3.500	11/01/47	880	807,843
Federal National Mortgage Assoc.	3.500	01/01/48	160	147,036
Federal National Mortgage Assoc.	3.500	01/01/48	255	233,942
Federal National Mortgage Assoc.	3.500	01/01/48	3,247	2,985,753
Federal National Mortgage Assoc.	3.500	04/01/48	439	402,900
Federal National Mortgage Assoc.	3.500	06/01/48	666	611,214
Federal National Mortgage Assoc.	3.500	08/01/48	343	315,108
Federal National Mortgage Assoc.	3.500	10/01/48	237	217,862
Federal National Mortgage Assoc.	3.500	11/01/48	173	158,850
Federal National Mortgage Assoc.	3.500	03/01/49	788	722,936
Federal National Mortgage Assoc.	3.500	06/01/49	324	297,382
Federal National Mortgage Assoc.	3.500	08/01/51	45	40,713
Federal National Mortgage Assoc.	3.500	02/01/52	490	444,068
Federal National Mortgage Assoc.	3.500	02/01/52	495	448,739
Federal National Mortgage Assoc.	3.500	05/01/52	1,334	1,209,655
Federal National Mortgage Assoc.	3.500	05/01/52	6,056	5,490,760
Federal National Mortgage Assoc.	3.500	06/01/52	2,982	2,702,340
Federal National Mortgage Assoc.	4.000	04/01/38	814	785,008
Federal National Mortgage Assoc.	4.000	09/01/40	127	121,041
Federal National Mortgage Assoc.	4.000	11/01/40	500	478,551
Federal National Mortgage Assoc.	4.000	02/01/41	209	199,757
Federal National Mortgage Assoc.	4.000	02/01/41	325	310,395
Federal National Mortgage Assoc.	4.000	12/01/41	211	201,682
Federal National Mortgage Assoc.	4.000	10/01/43	165	158,699
Federal National Mortgage Assoc.	4.000	09/01/44	91	86,813
Federal National Mortgage Assoc.	4.000	10/01/44	223	212,076
Federal National Mortgage Assoc.	4.000	12/01/45	76	72,409
Federal National Mortgage Assoc.	4.000	04/01/46	70	66,575
Federal National Mortgage Assoc.	4.000	08/01/46	112	106,707

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.000%	09/01/46	904	$865,450
Federal National Mortgage Assoc.	4.000	02/01/47	355	336,774
Federal National Mortgage Assoc.	4.000	03/01/47	470	443,502
Federal National Mortgage Assoc.	4.000	06/01/47	270	255,618
Federal National Mortgage Assoc.	4.000	10/01/47	86	81,781
Federal National Mortgage Assoc.	4.000	11/01/47	167	158,917
Federal National Mortgage Assoc.	4.000	12/01/47	175	166,055
Federal National Mortgage Assoc.	4.000	02/01/48	165	156,704
Federal National Mortgage Assoc.	4.000	09/01/48	1,290	1,223,029
Federal National Mortgage Assoc.	4.000	10/01/48	252	240,505
Federal National Mortgage Assoc.	4.000	03/01/49	672	637,198
Federal National Mortgage Assoc.	4.000	03/01/49	1,026	972,926
Federal National Mortgage Assoc.	4.000	07/01/49	221	207,364
Federal National Mortgage Assoc.	4.000	01/01/50	1,979	1,876,880
Federal National Mortgage Assoc.	4.000	05/01/50	2,061	1,944,806
Federal National Mortgage Assoc.	4.000	05/01/52	1,419	1,325,360
Federal National Mortgage Assoc.	4.336(s)	03/17/31	945	670,678
Federal National Mortgage Assoc.	4.500	08/01/40	59	57,855
Federal National Mortgage Assoc.	4.500	04/01/41	71	69,791
Federal National Mortgage Assoc.	4.500	06/01/41	161	158,635
Federal National Mortgage Assoc.	4.500	08/01/41	84	83,074
Federal National Mortgage Assoc.	4.500	08/01/41	232	228,590
Federal National Mortgage Assoc.	4.500	08/01/44	196	191,064
Federal National Mortgage Assoc.	4.500	01/01/45	108	105,775
Federal National Mortgage Assoc.	4.500	11/01/47	123	119,890
Federal National Mortgage Assoc.	4.500	06/01/48	172	167,806
Federal National Mortgage Assoc.	4.500	07/01/48	1,467	1,432,289
Federal National Mortgage Assoc.	4.500	12/01/48	138	134,587
Federal National Mortgage Assoc.	4.500	02/01/49	44	43,121
Federal National Mortgage Assoc.	4.500	09/01/52	258	247,469
Federal National Mortgage Assoc.	5.000	TBA(tt)	1,500	1,465,254
Federal National Mortgage Assoc.	5.000	09/01/30	13	12,712
Federal National Mortgage Assoc.	5.000	10/01/40	105	105,381
Federal National Mortgage Assoc.	5.000	03/01/42	199	199,980
Federal National Mortgage Assoc.	5.000	10/01/47	163	161,821
Federal National Mortgage Assoc.	5.000	01/01/48	40	39,672
Federal National Mortgage Assoc.	5.000	06/01/49	943	935,916
Federal National Mortgage Assoc.	5.000	07/01/52	7,751	7,574,944
Federal National Mortgage Assoc.	5.000	08/01/52	1,387	1,355,986
Federal National Mortgage Assoc.	5.500	TBA(tt)	7,500	7,447,852
Federal National Mortgage Assoc.	5.500	01/01/40	99	100,860
Federal National Mortgage Assoc.	6.000	10/01/36	53	55,289
Federal National Mortgage Assoc.	6.000	07/01/41	59	61,033
Federal National Mortgage Assoc.(k)	6.625	11/15/30	485	557,760
Federal National Mortgage Assoc.(k)	7.125	01/15/30	80	92,885

See Notes to Financial Statements.

PGIM Core Bond Fund 55

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	2.000%	03/20/51	1,113	$932,891
Government National Mortgage Assoc.	2.000	07/20/51	452	379,037
Government National Mortgage Assoc.	2.500	12/20/46	250	218,569
Government National Mortgage Assoc.	2.500	01/20/51	4,651	4,026,778
Government National Mortgage Assoc.	2.500	03/20/51	1,750	1,514,135
Government National Mortgage Assoc.	2.500	05/20/51	7,990	6,910,582
Government National Mortgage Assoc.	2.500	07/20/51	2,487	2,146,950
Government National Mortgage Assoc.	2.500	08/20/51	3,313	2,859,869
Government National Mortgage Assoc.	2.500	10/20/51	810	698,428
Government National Mortgage Assoc.	2.500	11/20/51	434	374,083
Government National Mortgage Assoc.	2.500	12/20/51	6,202	5,347,400
Government National Mortgage Assoc.	2.500	03/20/52	7,009	6,042,163
Government National Mortgage Assoc.	2.500	05/20/52	59	50,577
Government National Mortgage Assoc.	3.000	07/20/42	379	344,690
Government National Mortgage Assoc.	3.000	03/20/43	255	231,708
Government National Mortgage Assoc.	3.000	08/20/43	48	43,738
Government National Mortgage Assoc.	3.000	09/20/43	94	85,665
Government National Mortgage Assoc.	3.000	01/20/44	88	80,311
Government National Mortgage Assoc.	3.000	05/20/45	90	81,437
Government National Mortgage Assoc.	3.000	08/15/45	110	97,957
Government National Mortgage Assoc.	3.000	05/20/46	554	501,602
Government National Mortgage Assoc.	3.000	07/20/46	882	799,170
Government National Mortgage Assoc.	3.000	08/20/46	48	43,695
Government National Mortgage Assoc.	3.000	10/20/46	277	250,034
Government National Mortgage Assoc.	3.000	03/20/47	574	518,388
Government National Mortgage Assoc.	3.000	01/20/48	73	65,516
Government National Mortgage Assoc.	3.000	08/20/48	1,227	1,104,160
Government National Mortgage Assoc.	3.000	07/20/49	409	367,768
Government National Mortgage Assoc.	3.000	09/20/49	509	457,595
Government National Mortgage Assoc.	3.000	12/20/49	564	505,622
Government National Mortgage Assoc.	3.000	01/20/50	2,612	2,345,731
Government National Mortgage Assoc.	3.000	02/20/50	115	103,477
Government National Mortgage Assoc.	3.000	09/20/50	337	302,266
Government National Mortgage Assoc.	3.000	10/20/51	473	422,325
Government National Mortgage Assoc.	3.000	11/20/51	883	788,137
Government National Mortgage Assoc.	3.000	04/20/52	508	451,590
Government National Mortgage Assoc.	3.500	01/15/42	63	58,606
Government National Mortgage Assoc.	3.500	12/20/42	182	170,644
Government National Mortgage Assoc.	3.500	01/20/43	271	254,198
Government National Mortgage Assoc.	3.500	02/20/43	121	113,611
Government National Mortgage Assoc.	3.500	08/20/43	434	407,176
Government National Mortgage Assoc.	3.500	10/20/43	576	540,031
Government National Mortgage Assoc.	3.500	03/20/45	59	55,304
Government National Mortgage Assoc.	3.500	04/20/45	335	312,830
Government National Mortgage Assoc.	3.500	04/20/46	637	593,487

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	3.500%	07/20/46	394	$366,945
Government National Mortgage Assoc.	3.500	10/20/46	768	715,958
Government National Mortgage Assoc.	3.500	12/20/46	761	709,587
Government National Mortgage Assoc.	3.500	05/20/47	427	398,211
Government National Mortgage Assoc.	3.500	10/20/47	146	136,098
Government National Mortgage Assoc.	3.500	11/20/47	757	704,861
Government National Mortgage Assoc.	3.500	01/20/48	205	191,644
Government National Mortgage Assoc.	3.500	10/20/48	124	115,148
Government National Mortgage Assoc.	3.500	11/20/48	244	226,801
Government National Mortgage Assoc.	3.500	12/20/48	90	83,707
Government National Mortgage Assoc.	3.500	02/20/49	205	190,653
Government National Mortgage Assoc.	3.500	05/20/49	328	304,453
Government National Mortgage Assoc.	3.500	06/20/49	284	263,508
Government National Mortgage Assoc.	4.000	TBA	500	470,937
Government National Mortgage Assoc.	4.000	12/20/40	141	136,126
Government National Mortgage Assoc.	4.000	06/20/41	59	57,069
Government National Mortgage Assoc.	4.000	11/15/41	81	77,702
Government National Mortgage Assoc.	4.000	12/20/42	146	141,102
Government National Mortgage Assoc.	4.000	04/20/43	97	92,689
Government National Mortgage Assoc.	4.000	10/20/43	82	78,823
Government National Mortgage Assoc.	4.000	12/20/43	180	174,392
Government National Mortgage Assoc.	4.000	09/20/44	105	101,330
Government National Mortgage Assoc.	4.000	08/20/45	173	166,044
Government National Mortgage Assoc.	4.000	10/20/45	81	77,926
Government National Mortgage Assoc.	4.000	03/20/46	159	152,735
Government National Mortgage Assoc.	4.000	11/20/46	116	111,560
Government National Mortgage Assoc.	4.000	03/20/47	102	97,931
Government National Mortgage Assoc.	4.000	05/20/47	163	155,997
Government National Mortgage Assoc.	4.000	07/20/47	644	615,730
Government National Mortgage Assoc.	4.000	11/20/47	438	418,791
Government National Mortgage Assoc.	4.000	12/20/47	103	98,108
Government National Mortgage Assoc.	4.000	06/20/48	1,411	1,340,653
Government National Mortgage Assoc.	4.000	07/20/48	196	186,541
Government National Mortgage Assoc.	4.000	08/20/48	69	65,389
Government National Mortgage Assoc.	4.000	09/20/48	174	164,794
Government National Mortgage Assoc.	4.000	11/20/48	73	69,262
Government National Mortgage Assoc.	4.000	01/20/49	87	82,398
Government National Mortgage Assoc.	4.000	02/20/49	178	169,021
Government National Mortgage Assoc.	4.000	03/20/49	110	104,980
Government National Mortgage Assoc.	4.000	06/20/52	1,974	1,858,402
Government National Mortgage Assoc.	4.500	TBA	2,500	2,405,957
Government National Mortgage Assoc.	4.500	12/20/41	304	303,138
Government National Mortgage Assoc.	4.500	10/20/43	44	43,513
Government National Mortgage Assoc.	4.500	01/20/44	59	58,324
Government National Mortgage Assoc.	4.500	04/20/44	198	195,237

See Notes to Financial Statements.

PGIM Core Bond Fund 57

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	4.500%	03/20/45	48	$46,917
Government National Mortgage Assoc.	4.500	07/20/46	93	91,917
Government National Mortgage Assoc.	4.500	08/20/46	86	85,004
Government National Mortgage Assoc.	4.500	11/20/46	75	73,852
Government National Mortgage Assoc.	4.500	01/20/47	493	486,771
Government National Mortgage Assoc.	4.500	01/20/48	61	59,994
Government National Mortgage Assoc.	4.500	02/20/48	399	389,458
Government National Mortgage Assoc.	4.500	03/20/48	42	40,609
Government National Mortgage Assoc.	4.500	07/20/48	67	65,004
Government National Mortgage Assoc.	4.500	08/20/48	25	24,822
Government National Mortgage Assoc.	4.500	12/20/48	125	122,298
Government National Mortgage Assoc.	4.500	07/20/52	3,660	3,521,929
Government National Mortgage Assoc.	4.500	08/20/52	7,422	7,143,928
Government National Mortgage Assoc.	5.000	10/20/37	5	5,243
Government National Mortgage Assoc.	5.000	09/20/40	58	58,865
Government National Mortgage Assoc.	5.000	04/20/45	32	32,405
Government National Mortgage Assoc.	5.000	08/20/45	114	115,021
Government National Mortgage Assoc.	5.500	09/20/52	683	678,736
Government National Mortgage Assoc.	6.000	12/15/39	80	83,405
Tennessee Valley Authority, Sr. Unsec’d. Notes	1.500	09/15/31	645	517,740

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $408,750,075)				377,546,741

U.S. TREASURY OBLIGATIONS 4.7%
U.S. Treasury Bonds	1.375	11/15/40	2,760	1,806,506
U.S. Treasury Bonds	2.000	11/15/41	8,255	5,922,963
U.S. Treasury Bonds(h)(k)(kk)	2.250	05/15/41	31,330	23,644,359
U.S. Treasury Bonds	2.375	02/15/42	18,960	14,462,924
U.S. Treasury Notes(k)	0.125	01/15/24	155	151,385
U.S. Treasury Notes	4.250	05/31/25	137	135,261
U.S. Treasury Strips Coupon	1.750(s)	08/15/42	415	181,319
U.S. Treasury Strips Coupon	2.014(s)	11/15/41	1,195	540,177
U.S. Treasury Strips Coupon(h)(k)	2.062(s)	05/15/41	34,830	16,174,181
U.S. Treasury Strips Coupon	2.324(s)	05/15/42	1,195	527,014
U.S. Treasury Strips Coupon	2.335(s)	08/15/44	1,620	652,303
U.S. Treasury Strips Coupon	2.340(s)	02/15/43	2,210	947,710
U.S. Treasury Strips Coupon	2.394(s)	11/15/43	2,087	864,475
U.S. Treasury Strips Coupon(k)	2.434(s)	11/15/42	16,395	7,099,804
U.S. Treasury Strips Coupon	2.434(s)	11/15/45	575	220,544
U.S. Treasury Strips Coupon(k)	2.436(s)	02/15/46	415	157,392

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Coupon	3.930%(s)	02/15/41	1,400	$658,438

TOTAL U.S. TREASURY OBLIGATIONS (cost $101,788,175)				74,146,755

TOTAL LONG-TERM INVESTMENTS (cost $1,722,026,603)				1,557,464,394

			Shares

SHORT-TERM INVESTMENTS 5.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wi)			66,476,191	66,476,191
PGIM Institutional Money Market Fund (cost $12,752,071; includes $12,672,124 of cash collateral for securities on loan)(b)(wi)			12,764,007	12,756,348

TOTAL SHORT-TERM INVESTMENTS (cost $79,228,262)				79,232,539

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN 104.0% (cost $1,801,254,865)				1,636,696,933

OPTION WRITTEN*~ (0.0)%
(premiums received $0)				(96)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN 104.0% (cost $1,801,254,865)				1,636,696,837
Liabilities in excess of other assets(z) (4.0)%				(62,638,755)

NET ASSETS 100.0%				$1,574,058,082

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

Aces—Alternative Credit Enhancements Securities

BABs—Build America Bonds

CDX—Credit Derivative Index

CGM—Citigroup Global Markets, Inc.

CLO—Collateralized Loan Obligation

CMT—Constant Maturity Treasury

COFI—Cost of Funds Index

DAC—Designated Activity Company

FHLMC—Federal Home Loan Mortgage Corporation

See Notes to Financial Statements.

PGIM Core Bond Fund 59

Schedule of Investments (continued)

as of July 31, 2023

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

IO—Interest Only (Principal amount represents notional)

JPM—JPMorgan Chase Bank N.A.

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MTN—Medium Term Note

OTC—Over-the-counter

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

STRIPs—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $5,277 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $12,466,038; cash collateral of $12,672,124 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $31,000,000 is 2.0% of net assets.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

60

Option Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

GS_21-PJA^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	13,790	$(96)

(premiums received $0)

Futures contracts outstanding at July 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
346	2 Year U.S. Treasury Notes	Sep. 2023	$70,248,813	$(625,074)
648	5 Year U.S. Treasury Notes	Sep. 2023	69,219,561	(1,168,690)
747	10 Year U.S. Treasury Notes	Sep. 2023	83,220,469	(1,586,460)
407	30 Year U.S. Ultra Treasury Bonds	Sep. 2023	53,813,031	(1,225,181)

				(4,605,405)

Short Positions:
372	10 Year U.S. Ultra Treasury Notes	Sep. 2023	43,518,189	1,273,543
724	20 Year U.S. Treasury Bonds	Sep. 2023	90,092,750	2,061,946

				3,335,489

				$(1,269,916)

Credit default swap agreements outstanding at July 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	08/14/23	0.500%(M)	7,909	*	$5,373	$(212)	$5,585	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2023(4)	Value at Trade Date	Value at July 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.40.V1	06/20/28	1.000%(Q)	37,060	0.629%	$563,638	$639,329	$75,691

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

See Notes to Financial Statements.

PGIM Core Bond Fund 61

Schedule of Investments (continued)

as of July 31, 2023

CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at July 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at July 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
10,388	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/ 5.310%	$—	$(17,867)	$(17,867)

See Notes to Financial Statements.

62

Interest rate swap agreements outstanding at July 31, 2023 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at July 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
13,356	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/ 5.310%	$—	$18,995	$18,995
30,246	03/10/25	5.088%(A)	1 Day SOFR(2)(A)/ 5.310%	—	29,897	29,897

				$—	$31,025	$31,025

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at July 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS -54 bps(T)/ 4.790%	JPM	09/20/23	(8,262)	$64,352	$—	$64,352
U.S. Treasury Bond(T)	1 Day USOIS +13 bps(T)/ 5.460%	JPM	08/02/23	17,605	(1,048,595)	—	(1,048,595)
U.S. Treasury Bond(T)	1 Day USOIS +20 bps(T)/ 5.530%	JPM	12/02/23	19,925	(589,012)	—	(589,012)
U.S. Treasury Bond(T)	1 Day USOIS +20 bps(T)/ 5.530%	JPM	12/29/23	27,370	(503,507)	—	(503,507)
U.S. Treasury Bond(T)	1 Day USOIS +17 bps(T)/ 5.500%	GSI	01/10/24	40,595	275,686	—	275,686
U.S. Treasury Bond(T)	1 Day USOIS +19 bps(T)/ 5.520%	GSI	02/01/24	22,845	51,584	—	51,584

					$(1,749,492)	$—	$(1,749,492)

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

See Notes to Financial Statements.

PGIM Core Bond Fund 63

Schedule of Investments (continued)

as of July 31, 2023

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$(212)	$397,207	$(2,141,114)
Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$4,808,469

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$83,624,440	$ —
Collateralized Loan Obligations	—	230,592,270	—
Consumer Loans	—	8,367,994	—
Credit Cards	—	2,004,842	—
Equipment	—	2,448,348	—
Home Equity Loans	—	492,073	—
Other	—	955,338	—
Student Loans	—	7,021,789	—
Commercial Mortgage-Backed Securities	—	203,427,504	—
Corporate Bonds	—	483,535,206	—
Municipal Bonds	—	6,420,688	—
Residential Mortgage-Backed Securities	—	70,962,766	—
Sovereign Bonds	—	5,917,640	—
U.S. Government Agency Obligations	—	377,546,741	—
U.S. Treasury Obligations	—	74,146,755	—

See Notes to Financial Statements.

64

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$79,232,539	$—	$ —

Total	$79,232,539	$1,557,464,394	$ —

Liabilities
Option Written	$—	$—	$ (96)

Other Financial Instruments*
Assets
Futures Contracts	$3,335,489	$—	$ —
Centrally Cleared Credit Default Swap Agreement	—	75,691	—
OTC Credit Default Swap Agreement	—	—	5,373
Centrally Cleared Interest Rate Swap Agreements	—	48,892	—
OTC Total Return Swap Agreements	—	391,622	—

Total	$3,335,489	$516,205	$5,373

Liabilities
Futures Contracts	$(4,605,405)	$—	$ —
Centrally Cleared Interest Rate Swap Agreement	—	(17,867)	—
OTC Total Return Swap Agreements	—	(2,141,114)	—

Total	$(4,605,405)	$(2,158,981)	$ —

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

U.S. Government Agency Obligations	24.0%
Collateralized Loan Obligations	14.7
Commercial Mortgage-Backed Securities	13.0
Banks	9.6
Automobiles	5.3
Affiliated Mutual Funds (0.8% represents investments purchased with collateral from securities on loan)	5.0
U.S. Treasury Obligations	4.7
Residential Mortgage-Backed Securities	4.5
Electric	3.0
Pharmaceuticals	1.7
Oil & Gas	1.5

Pipelines	1.5%
Telecommunications	1.5
Real Estate Investment Trusts (REITs)	1.3
Healthcare-Services	1.1
Agriculture	1.0
Media	0.8
Diversified Financial Services	0.8
Semiconductors	0.6
Aerospace & Defense	0.5
Consumer Loans	0.5
Packaging & Containers	0.5
Auto Manufacturers	0.4
Student Loans	0.4

See Notes to Financial Statements.

PGIM Core Bond Fund 65

Schedule of Investments (continued)

as of July 31, 2023

Industry Classification (continued):

Municipal Bonds	0.4%
Software	0.4
Sovereign Bonds	0.4
Commercial Services	0.4
Insurance	0.4
Beverages	0.3
Iron/Steel	0.3
Mining	0.3
Foods	0.3
Biotechnology	0.3
Real Estate	0.2
Retail	0.2
Miscellaneous Manufacturing	0.2
Trucking & Leasing	0.2
Office/Business Equipment	0.2
Gas	0.2
Lodging	0.2
Equipment	0.2
Engineering & Construction	0.1
Entertainment	0.1
Credit Cards	0.1

Transportation	0.1%
Computers	0.1
Chemicals	0.1
Building Materials	0.1
Airlines	0.1
Forest Products & Paper	0.1
Other	0.1
Home Equity Loans	0.0	*
Oil & Gas Services	0.0	*
Healthcare-Products	0.0	*
Water	0.0	*

	104.0
Option Written	(0.0	)*
Liabilities in excess of other assets	(4.0)

	100.0%

*  Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$75,691	*	—	$—
Credit contracts	—	—		Premiums received for OTC swap agreements	212
Credit contracts	—	—		Options written outstanding, at value	96
Credit contracts	Unrealized appreciation on OTC swap agreements	5,585		—	—

See Notes to Financial Statements.

66

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$3,335,489	*	Due from/to broker-variation margin futures	$4,605,405	*
Interest rate contracts	Due from/to broker-variation margin swaps	48,892	*	Due from/to broker-variation margin swaps	17,867	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	391,622		Unrealized depreciation on OTC swap agreements	2,141,114

		$3,857,279			$6,764,694

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps

Credit contracts	$(576,036)	$572,182	$—	$(860,046)
Interest rate contracts	—	55,586	(17,226,380)	(70,836)

Total	$(576,036)	$627,768	$(17,226,380)	$(930,882)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Swaps

Credit contracts	$63,486	$(43,311)	$—	$(11,026)
Interest rate contracts	—	—	(1,784,186)	(1,718,467)

Total	$63,486	$(43,311)	$(1,784,186)	$(1,729,493)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended July 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$112,284
Options Written (2)	76,712,000
Futures Contracts - Long Positions (2)	341,429,138
Futures Contracts - Short Positions (2)	143,956,699

See Notes to Financial Statements.

PGIM Core Bond Fund 67

Schedule of Investments (continued)

as of July 31, 2023

Derivative Contract Type	Average Volume of Derivative Activities*
Interest Rate Swap Agreements (2)	$21,596,000
Credit Default Swap Agreements - Buy Protection (2)	39,852,302
Credit Default Swap Agreements - Sell Protection (2)	8,823,235
Total Return Swap Agreements (2)	83,646,193

*	Average volume is based on average quarter end balances as noted for the year ended July 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$12,466,038	$(12,466,038)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

GSI	$332,855	$(308)	$332,547	$—	$332,547
JPM	64,352	(2,141,114)	(2,076,762)	2,076,762	—

	$397,207	$(2,141,422)	$(1,744,215)	$2,076,762	$332,547

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

68

Statement of Assets and Liabilities

as of July 31, 2023

Assets

Investments at value, including securities on loan of $12,466,038:
Unaffiliated investments (cost $1,722,026,603)	$1,557,464,394
Affiliated investments (cost $79,228,262)	79,232,539
Foreign currency, at value (cost $37,435)	37,923
Receivable for Fund shares sold	9,263,086
Dividends and interest receivable	8,016,832
Receivable for investments sold	7,105,808
Unrealized appreciation on OTC swap agreements	397,207
Due from broker—variation margin futures	50,731
Due from broker—variation margin swaps	24,340
Prepaid expenses	130

Total Assets	1,661,592,990

Liabilities

Payable for investments purchased	63,335,274
Payable to broker for collateral for securities on loan	12,672,124
Payable for Fund shares purchased	8,598,316
Unrealized depreciation on OTC swap agreements	2,141,114
Accrued expenses and other liabilities	371,893
Management fee payable	326,896
Dividends payable	48,685
Distribution fee payable	34,764
Affiliated transfer agent fee payable	3,376
Trustees’ fees payable	2,158
Premiums received for OTC swap agreements	212
Options written outstanding, at value (premiums received $0)	96

Total Liabilities	87,534,908

Net Assets	$1,574,058,082

Net assets were comprised of:
Shares of beneficial interest, at par	$182,509
Paid-in capital in excess of par	1,831,435,310
Total distributable earnings (loss)	(257,559,737)

Net assets, July 31, 2023	$1,574,058,082

See Notes to Financial Statements.

PGIM Core Bond Fund 69

Statement of Assets and Liabilities

as of July 31, 2023

Class A

Net asset value and redemption price per share, ($141,074,182 ÷ 16,360,611 shares of beneficial interest issued and outstanding)	$8.62
Maximum sales charge (3.25% of offering price)	0.29

Maximum offering price to public	$8.91

Class C

Net asset value, offering price and redemption price per share, ($5,920,237 ÷ 686,208 shares of beneficial interest issued and outstanding)	$8.63

Class R

Net asset value, offering price and redemption price per share, ($18,303 ÷ 2,123 shares of beneficial interest issued and outstanding)	$8.62

Class Z

Net asset value, offering price and redemption price per share, ($363,763,333 ÷ 42,177,140 shares of beneficial interest issued and outstanding)	$8.62

Class R6

Net asset value, offering price and redemption price per share, ($1,063,282,027 ÷ 123,282,617 shares of beneficial interest issued and outstanding)	$8.62

See Notes to Financial Statements.

70

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Income
Interest income	$52,424,992
Unaffiliated dividend income	1,014,943
Affiliated dividend income	830,380
Affiliated income from securities lending, net	23,200

Total income	54,293,515

Expenses
Management fee	4,665,446
Distribution fee(a)	410,025
Transfer agent’s fees and expenses (including affiliated expense of $20,566)(a)	431,656
Registration fees(a)	140,442
Shareholders’ reports	121,084
Custodian and accounting fees	92,519
Audit fee	65,000
Professional fees	42,360
Trustees’ fees	30,634
Miscellaneous	47,741

Total expenses	6,046,907
Less: Fee waiver and/or expense reimbursement(a)	(818,291)
Distribution fee waiver(a)	(43)

Net expenses	5,228,573

Net investment income (loss)	49,064,942

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $6,114)	(22,624,543)
Futures transactions	(17,226,380)
Options written transactions	627,768
Swap agreement transactions	(930,882)
Foreign currency transactions	(46)

(40,154,083)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $747)	(45,920,458)
Futures	(1,784,186)
Options written	(43,311)
Swap agreements	(1,729,493)
Foreign currencies	490

(49,476,958)

Net gain (loss) on investment and foreign currency transactions	(89,631,041)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(40,566,099)

See Notes to Financial Statements.

PGIM Core Bond Fund 71

Statement of Operations

Year Ended July 31, 2023

(a)  Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	352,054	57,842	129	—	—
Transfer agent’s fees and expenses	90,458	7,533	97	314,008	19,560
Registration fees	22,310	14,895	6,413	62,552	34,272
Fee waiver and/or expense reimbursement	(38,480)	(16,502)	(6,489)	(429,737)	(327,083)
Distribution fee waiver	—	—	(43)	—	—

See Notes to Financial Statements.

72

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$49,064,942	$29,268,054
Net realized gain (loss) on investment and foreign currency transactions	(40,154,083)	(31,457,354)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(49,476,958)	(168,711,503)

Net increase (decrease) in net assets resulting from operations	(40,566,099)	(170,900,803)

Dividends and Distributions
Distributions from distributable earnings
Class A	(4,715,077)	(3,450,956)
Class C	(148,157)	(73,660)
Class R	(523)	(315)
Class Z	(11,466,521)	(6,349,977)
Class R6	(36,832,538)	(23,674,479)

	(53,162,816)	(33,549,387)

Tax return of capital distributions
Class A	(10,434)	—
Class C	(328)	—
Class R	(1)	—
Class Z	(25,374)	—
Class R6	(81,507)	—

	(117,644)	—

Total dividends and distributions	(53,280,460)	(33,549,387)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	578,723,552	743,729,983
Net asset value of shares issued in reinvestment of dividends and distributions	52,915,340	33,431,934
Cost of shares purchased	(434,744,501)	(547,126,234)

Net increase (decrease) in net assets from Fund share transactions	196,894,391	230,035,683

Total increase (decrease)	103,047,832	25,585,493

Net Assets:

Beginning of year	1,471,010,250	1,445,424,757

End of year	$1,574,058,082	$1,471,010,250

See Notes to Financial Statements.

PGIM Core Bond Fund 73

Financial Highlights

Class A Shares
	Year Ended July 31,

	2023		2022	2021	2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.21		$10.53	$10.78	$10.09		$9.63
Income (loss) from investment operations:
Net investment income (loss)	0.27		0.16	0.15	0.21		0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.57)		(1.29)	(0.13)	0.74		0.49
Total from investment operations	(0.30)		(1.13)	0.02	0.95		0.75
Less Dividends and Distributions:
Dividends from net investment income	(0.29)		(0.19)	(0.20)	(0.26)		(0.29)
Tax return of capital distributions	(-	)(b)	-	-	-		-
Distributions from net realized gains	-		-	(0.07)	(-	)(b)	-
Total dividends and distributions	(0.29)		(0.19)	(0.27)	(0.26)		(0.29)
Net asset value, end of year	$8.62		$9.21	$10.53	$10.78		$10.09
Total Return(c):	(3.20)%		(10.81)%	0.17%	9.50%		7.90%

Ratios/Supplemental Data:
Net assets, end of year (000)	$141,074		$148,963	$216,235	$181,510		$75,923
Average net assets (000)	$140,822		$180,069	$202,963	$119,286		$59,735
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.65%		0.65%	0.66%	0.70%		0.70%
Expenses before waivers and/or expense reimbursement	0.68%		0.68%	0.69%	0.75%		0.82%
Net investment income (loss)	3.07%		1.62%	1.42%	2.01%		2.66%
Portfolio turnover rate(e)(f)	207%		141%	117%	90%		69%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

74

Class C Shares
	Year Ended July 31,

	2023		2022	2021	2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.21		$10.53	$10.79	$10.10		$9.64
Income (loss) from investment operations:
Net investment income (loss)	0.20		0.08	0.07	0.13		0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.56)		(1.29)	(0.15)	0.74		0.48
Total from investment operations	(0.36)		(1.21)	(0.08)	0.87		0.67
Less Dividends and Distributions:
Dividends from net investment income	(0.22)		(0.11)	(0.11)	(0.18)		(0.21)
Tax return of capital distributions	(-	)(b)	-	-	-		-
Distributions from net realized gains	-		-	(0.07)	(-	)(b)	-
Total dividends and distributions	(0.22)		(0.11)	(0.18)	(0.18)		(0.21)
Net asset value, end of year	$8.63		$9.21	$10.53	$10.79		$10.10
Total Return(c):	(3.87)%		(11.52)%	(0.71)%	8.68%		7.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,920		$5,692	$7,664	$8,596		$4,042
Average net assets (000)	$5,784		$6,519	$8,268	$6,244		$3,593
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.45%		1.45%	1.45%	1.45%		1.45%
Expenses before waivers and/or expense reimbursement	1.74%		1.64%	1.60%	1.78%		1.95%
Net investment income (loss)	2.28%		0.84%	0.64%	1.25%		1.91%
Portfolio turnover rate(e)(f)	207%		141%	117%	90%		69%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Core Bond Fund 75

Financial Highlights (continued)

Class R Shares
	Year Ended July 31,

	2023		2022	2021	2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.20		$10.52	$10.78	$10.09		$9.63
Income (loss) from investment operations:
Net investment income (loss)	0.24		0.13	0.12	0.19		0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.56)		(1.29)	(0.14)	0.73		0.49
Total from investment operations	(0.32)		(1.16)	(0.02)	0.92		0.72
Less Dividends and Distributions:
Dividends from net investment income	(0.26)		(0.16)	(0.17)	(0.23)		(0.26)
Tax return of capital distributions	(-	)(b)	-	-	-		-
Distributions from net realized gains	-		-	(0.07)	(-	)(b)	-
Total dividends and distributions	(0.26)		(0.16)	(0.24)	(0.23)		(0.26)
Net asset value, end of year	$8.62		$9.20	$10.52	$10.78		$10.09
Total Return(c):	(3.39)%		(11.10)%	(0.22)%	9.23%		7.63%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18		$18	$21	$18		$16
Average net assets (000)	$17		$19	$18	$17		$15
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.95%		0.95%	0.95%	0.95%		0.95%
Expenses before waivers and/or expense reimbursement	39.10%		38.21%	55.36%	102.99%		89.73%
Net investment income (loss)	2.77%		1.34%	1.13%	1.80%		2.41%
Portfolio turnover rate(e)(f)	207%		141%	117%	90%		69%

(a)	Calculated based on average shares outstanding during the year.

(b)	Amount rounds to zero.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

76

Class Z Shares
	Year Ended July 31,

	2023		2022	2021	2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.21		$10.53	$10.78	$10.09		$9.63
Income (loss) from investment operations:
Net investment income (loss)	0.30		0.20	0.19	0.25		0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.57)		(1.30)	(0.14)	0.73		0.49
Total from investment operations	(0.27)		(1.10)	0.05	0.98		0.77
Less Dividends and Distributions:
Dividends from net investment income	(0.32)		(0.22)	(0.23)	(0.29)		(0.31)
Tax return of capital distributions	(-	)(b)	-	-	-		-
Distributions from net realized gains	-		-	(0.07)	(-	)(b)	-
Total dividends and distributions	(0.32)		(0.22)	(0.30)	(0.29)		(0.31)
Net asset value, end of year	$8.62		$9.21	$10.53	$10.78		$10.09
Total Return(c):	(2.78)%		(10.53)%	0.41%	9.98%		8.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$363,763		$291,666	$276,537	$282,256		$162,803
Average net assets (000)	$311,324		$279,332	$285,073	$220,426		$115,704
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.33%		0.33%	0.33%	0.35%		0.44%
Expenses before waivers and/or expense reimbursement	0.47%		0.47%	0.46%	0.49%		0.53%
Net investment income (loss)	3.40%		1.99%	1.76%	2.38%		2.92%
Portfolio turnover rate(e)(f)	207%		141%	117%	90%		69%

(a)	Calculated based on average shares outstanding during the year.

(b)	Amount rounds to zero.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Core Bond Fund 77

Financial Highlights (continued)

Class R6 Shares
	Year Ended July 31,

	2023		2022	2021	2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.21		$10.53	$10.79	$10.10		$9.64
Income (loss) from investment operations:
Net investment income (loss)	0.30		0.20	0.19	0.25		0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.57)		(1.30)	(0.15)	0.73		0.49
Total from investment operations	(0.27)		(1.10)	0.04	0.98		0.78
Less Dividends and Distributions:
Dividends from net investment income	(0.32)		(0.22)	(0.23)	(0.29)		(0.32)
Tax return of capital distributions	(-	)(b)	-	-	-		-
Distributions from net realized gains	-		-	(0.07)	(-	)(b)	-
Total dividends and distributions	(0.32)		(0.22)	(0.30)	(0.29)		(0.32)
Net asset value, end of year	$8.62		$9.21	$10.53	$10.79		$10.10
Total Return(c):	(2.77)%		(10.52)%	0.42%	10.00%		8.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,063,282		$1,024,671	$944,968	$716,750		$367,985
Average net assets (000)	$1,000,004		$1,045,549	$836,649	$595,755		$309,110
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.32%		0.32%	0.32%	0.33%		0.39%
Expenses before waivers and/or expense reimbursement	0.35%		0.35%	0.36%	0.38%		0.44%
Net investment income (loss)	3.40%		1.98%	1.76%	2.39%		2.97%
Portfolio turnover rate(e)(f)	207%		141%	117%	90%		69%

(a)	Calculated based on average shares outstanding during the year.

(b)	Amount rounds to zero.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

78

Notes to Financial Statements

1.	Organization

The Target Portfolio Trust (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Core Bond Fund (the “Fund”), a series of the RIC. The fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

PGIM Core Bond Fund 79

Notes to Financial Statements (continued)

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach

80

when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held

PGIM Core Bond Fund 81

Notes to Financial Statements (continued)

at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears

82

the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised. The Fund entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

PGIM Core Bond Fund 83

Notes to Financial Statements (continued)

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

84

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may

PGIM Core Bond Fund 85

Notes to Financial Statements (continued)

be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early

86

and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the

PGIM Core Bond Fund 87

Notes to Financial Statements (continued)

financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are

88

calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Core Bond Fund 89

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of each subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively, the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.32% of average daily net assets up to $10 billion;	0.32%
0.31% of average daily net assets over $10 billion.

The Manager has contractually agreed, through November 30, 2023, to limit total annual fund operating expenses, after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	0.70%
C	1.45
R	0.95

90

Class	Expense Limitations
Z	0.33%
R6	0.32

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through November 30, 2023 to limit such fees on certain classes based on daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
R	0.75	0.50
Z	N/A	N/A
R6	N/A	N/A

For the year ended July 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$154,819	$4,008
C	—	651

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM Core Bond Fund 91

Notes to Financial Statements (continued)

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”). The Core Fund and the Money Market Fund are each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended July 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$3,176,158,363	$2,965,018,574

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wi)
$ —	$187,327,196	$120,851,005	$ —	$ —	$66,476,191	66,476,191	$830,380

92

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wi)
$12,036,712	$119,622,671	$118,909,896	$747	$6,114	$12,756,348	12,764,007	$ 23,200(2)

$12,036,712	$306,949,867	$239,760,901	$747	$6,114	$79,232,539		$853,580

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wi)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$53,162,816	$—	$117,644	$53,280,460

For the year ended July 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$33,549,387	$—	$—	$33,549,387

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$1,807,852,451	$4,631,585	$(175,681,539)	$(171,049,954)

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales, amortization of premiums, futures and other cost basis differences between GAAP and tax accounting.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of July 31, 2023 which can be carried forward for an unlimited period. No capital gains

PGIM Core Bond Fund 93

Notes to Financial Statements (continued)

distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized

$83,898,000	$—

The Fund elected to treat the below approximated losses as having been incurred in the following fiscal year (July 31, 2024).

Qualified Late-Year Losses	Post-October Capital Losses

$2,328,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

94

As of July 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R	1,212	57.1%

Z	52,727	0.1

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	4	83.3

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended July 31, 2023:
Shares sold	4,454,426	$38,877,990
Shares issued in reinvestment of dividends and distributions	543,967	4,719,467
Shares purchased	(4,751,908)	(41,265,671)
Net increase (decrease) in shares outstanding before conversion	246,485	2,331,786
Shares issued upon conversion from other share class(es)	237,188	2,064,917
Shares purchased upon conversion into other share class(es)	(303,211)	(2,641,748)
Net increase (decrease) in shares outstanding	180,462	$1,754,955

Year ended July 31, 2022:
Shares sold	3,864,332	$38,395,260
Shares issued in reinvestment of dividends and distributions	350,869	3,446,859
Shares purchased	(8,561,190)	(85,692,504)
Net increase (decrease) in shares outstanding before conversion	(4,345,989)	(43,850,385)
Shares issued upon conversion from other share class(es)	206,275	2,027,543
Shares purchased upon conversion into other share class(es)	(223,925)	(2,223,098)
Net increase (decrease) in shares outstanding	(4,363,639)	$(44,045,940)

Class C
Year ended July 31, 2023:
Shares sold	365,621	$3,188,839
Shares issued in reinvestment of dividends and distributions	17,022	147,786
Shares purchased	(230,949)	(2,003,937)
Net increase (decrease) in shares outstanding before conversion	151,694	1,332,688
Shares purchased upon conversion into other share class(es)	(83,439)	(724,384)
Net increase (decrease) in shares outstanding	68,255	$608,304

PGIM Core Bond Fund 95

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended July 31, 2022:
Shares sold	227,080	$2,115,961
Shares issued in reinvestment of dividends and distributions	7,530	73,559
Shares purchased	(323,314)	(3,092,271)
Net increase (decrease) in shares outstanding before conversion	(88,704)	(902,751)
Shares purchased upon conversion into other share class(es)	(20,988)	(214,098)
Net increase (decrease) in shares outstanding	(109,692)	$(1,116,849)

Class R
Year ended July 31, 2023:
Shares sold	155	$1,344
Shares issued in reinvestment of dividends and distributions	60	524
Shares purchased	(2)	(15)
Net increase (decrease) in shares outstanding	213	$1,853

Year ended July 31, 2022:
Shares sold	29	$288
Shares issued in reinvestment of dividends and distributions	32	315
Shares purchased	(101)	(905)
Net increase (decrease) in shares outstanding	(40)	$(302)

Class Z
Year ended July 31, 2023:
Shares sold	33,451,668	$290,003,200
Shares issued in reinvestment of dividends and distributions	1,317,293	11,434,447
Shares purchased	(23,744,306)	(206,503,055)
Net increase (decrease) in shares outstanding before conversion	11,024,655	94,934,592
Shares issued upon conversion from other share class(es)	457,223	3,999,408
Shares purchased upon conversion into other share class(es)	(980,541)	(8,482,654)
Net increase (decrease) in shares outstanding	10,501,337	$90,451,346

Year ended July 31, 2022:
Shares sold	29,602,702	$276,525,681
Shares issued in reinvestment of dividends and distributions	641,544	6,243,194
Shares purchased	(24,819,410)	(232,333,545)
Net increase (decrease) in shares outstanding before conversion	5,424,836	50,435,330
Shares issued upon conversion from other share class(es)	260,697	2,639,490
Shares purchased upon conversion into other share class(es)	(277,673)	(2,775,804)
Net increase (decrease) in shares outstanding	5,407,860	$50,299,016

96

Share Class	Shares	Amount

Class R6
Year ended July 31, 2023:
Shares sold	28,365,083	$246,652,179
Shares issued in reinvestment of dividends and distributions	4,218,707	36,613,116
Shares purchased	(21,247,214)	(184,971,823)
Net increase (decrease) in shares outstanding before conversion	11,336,576	98,293,472
Shares issued upon conversion from other share class(es)	955,008	8,257,160
Shares purchased upon conversion into other share class(es)	(282,113)	(2,472,699)
Net increase (decrease) in shares outstanding	12,009,471	$104,077,933

Year ended July 31, 2022:
Shares sold	42,297,535	$426,692,793
Shares issued in reinvestment of dividends and distributions	2,425,563	23,668,007
Shares purchased	(23,260,300)	(226,007,009)
Net increase (decrease) in shares outstanding before conversion	21,462,798	224,353,791
Shares issued upon conversion from other share class(es)	187,376	1,902,077
Shares purchased upon conversion into other share class(es)	(131,812)	(1,356,110)
Net increase (decrease) in shares outstanding	21,518,362	$224,899,758

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

PGIM Core Bond Fund 97

Notes to Financial Statements (continued)

The Fund did not utilize the SCA during the year ended July 31, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Credit Risk: This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer, or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

98

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

PGIM Core Bond Fund 99

Notes to Financial Statements (continued)

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

100

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

PGIM Core Bond Fund 101

Notes to Financial Statements (continued)

Reference Rate Risk: The Fund may be exposed to financial instruments that recently transitioned from using or continue to use the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (the “FCA”) announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings ceased to be published or are no longer representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the Secured Overnight Financing Rate that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the statU.S. of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the

102

U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

PGIM Core Bond Fund 103

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Target Portfolio Trust and Shareholders of PGIM Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Core Bond Fund (one of the funds constituting The Target Portfolio Trust, referred to hereafter as the “Fund”) as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the three years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

September 19, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

104

Tax Information (unaudited)

For the tax year ended July 31, 2023, the Fund reports the maximum amount allowable but not less than 66.60% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

For the tax year ended July 31, 2023, the Fund reports the maximum amount allowable but not less than 96.05% of interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2023.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 25.14% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

PGIM Core Bond Fund 105

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments, the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

106

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 99

Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Core Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 97	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 100	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 97	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 100	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Core Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 100

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Core Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

PGIM Core Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Core Bond Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Core Bond Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit, and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Core Bond Fund is a series of The Target Portfolio Trust

PGIM Core Bond Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIML and PGIM, through its PGIM Fixed Income unit, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

Visit our website at pgim.com/investments

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent

PGIM Core Bond Fund

Approval of Advisory Agreements (continued)

(which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	4th Quartile
Actual Management Fees: 1st Quartile

Visit our website at pgim.com/investments

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	4th Quartile
Net Total Expenses: 1st Quartile

•

The Board noted that the Fund underperformed its benchmark index over all periods. The Board also considered PGIM Investments’ assertions that long-term calendar year performance remains strong, with the Fund outperforming its peer group median and benchmark in five and four of the last seven calendar years, respectively.

•

The Board also noted that the Fund outperformed its benchmark index and performed within five basis points of its peer group average in the fourth quarter of 2022 (gross of fees) and outperformed its benchmark index and peer group average in the first quarter of 2023 (both gross and net of fees).

•

The Board considered PGIM Investments’ assertions that the Fund’s underweight to treasuries in favor of off-benchmark exposures to CMBS and ABS makes it vulnerable to underperformance versus its benchmark and peers in risk-off trading environments, and that consequently, the Fund has tended to outperform in recovery and expansion periods and has had higher upside/downside capture versus peers.

•	The Board also considered that a portfolio manager was added to the investment team in 2021.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.95% for Class R shares, 0.33% for Class Z shares, and 0.32% for Class R6 shares through November 30, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Core Bond Fund

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling
(800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange
Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102
	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Core Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications to the Board or the individual Trustees are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM CORE BOND FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	TPCAX	TPCCX	TPCRX	TAIBX	TPCQX
CUSIP	875921769	875921751	875921736	875921801	875921744

MF226 E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2023 and July 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $133,000 and $133,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2023 and July 31, 2022: none.

(c) Tax Fees

For the fiscal years ended July 31, 2023 and July 31, 2022: none.

(d) All Other Fees

For the fiscal years ended July 31, 2023 and July 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended July 31, 2023	Fiscal Year Ended July 31, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2023 and July 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this               Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not

              applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

              Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Target Portfolio Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 19, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	September 19, 2023